   As filed with the Securities and Exchange Commission on July 27, 2000
                                 Registration No. 333-39856
                                 Post-Effective Amendment No. 2 to Registration Statement No. 333-55817
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                AMENDMENT NO. 1
                                      TO
                                   FORM S-3

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                            ______________________

                            PROVIDIAN MASTER TRUST
       (In which the Investor Certificates evidence undivided interests)

                            PROVIDIAN NATIONAL BANK
                  (Originator of the Trust described herein)
            (Exact name of registrant as specified in its charter)

        United States                                           02-0118519
       (State or other                                        (IRS employer
jurisdiction of organization)                             identification number)

                                295 Main Street
                          Tilton, New Hampshire 03276
                                (603) 286-4348
(Address, including zip code, and telephone number, including area code, of each registrant's principal executive offices)

                              Ellen Richey, Esq.
                        Providian Financial Corporation
                              201 Mission Street
                        San Francisco, California 94105
                                (415) 543-0404
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                            ______________________

                                  Copies to:
   Gregory M. Shaw, Esq.                             Edward M. DeSear, Esq.
  Cravath, Swaine & Moore                     Orrick, Herrington & Sutcliffe LLP
    Worldwide Plaza                                     666 Fifth Avenue
   825 Eighth Avenue                                New York, New York 10103
New York, New York 10019

                            ______________________

       Approximate date of commencement of proposed sale to the public:
   As soon as practicable on or after the effective date of this registration statement.

                            ______________________

   If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [_]

   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [_]

   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                            ______________________

                        CALCULATION OF REGISTRATION FEE

===================================================================================================================
                                                    Proposed maximum     Proposed maximum          Amount of
     Title of each Class            Amount to      offering price per       aggregate          registration fee (2)
of Securities to be registered    be registered      certificate (1)     offering price (1)
-------------------------------------------------------------------------------------------------------------------
Asset Backed Certificates           $2,500,000,000       100%               $2,500,000,000            $660,000
===================================================================================================================

(1)  Estimated solely for the purpose of calculating the registration fee.
(2)  $264 of the registration fee already has been paid.

                           ______________________

   The registrants hereby amend this registration statement on such date or dates as may be necessary to delay its effective date until the registrants shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

   In accordance with Rule 429 of the General Rules and Regulations under the Securities Act of 1933, the Prospectus included herein is a combined Prospectus which also relates to $420,295,000 of unissued Asset Backed Certificates under the registrant's registration statement on Form S-3 No. 333-55817 and this registration statement constitutes Post-Effective Amendment No. 2 to such registration statement.
================================================================================

Prospectus Supplement to Prospectus Dated [        ]

                            Providian Master Trust

                                    Issuer

                            Providian National Bank

                              Seller and Servicer

       $[     ] [_]% Class A Asset Backed Certificates, Series [      ]
     $[      ] Floating Rate Class B Asset Backed Certificates, Series [ ]

You should consider carefully the risk factors beginning on page [S-14] in this prospectus supplement and on page [26] in the prospectus.

A certificate is not a deposit. Neither the certificates nor the underlying accounts or receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The certificates will represent interests in the Providian Master Trust only, and do not represent interests in or obligations of Providian National Bank or any of its affiliates.

This prospectus supplement may be used to offer and sell the certificates only if accompanied by the prospectus.

                              Class A certificates     Class B certificates
                              --------------------     --------------------
Principal amount              $[            ]          $[            ]
Certificate rate of interest  [_]% per year            One-month LIBOR
                                                       plus [_]% per year

Interest payment dates             Monthly, beginning        Monthly, beginning
                                   [           ]             [         ]
Expected final payment date        [           ]             [         ]
Series termination date            [           ]             [         ]
Price to public per certificate    [_]%                      [_]%
Underwriting discount per
     certificate                   [_]%                      [_]%
Proceeds to seller per certificate [_]%                      [_]%

     The total price to public is $[         ], the total amount of the
underwriting discount is $[        ] and the total amount of proceeds plus
accrued interest before deduction of expenses is $[          ].

Credit Enhancement

 .    The Class B certificates are subordinated to the Class A certificates.
     Subordination of the Class B certificates provides credit enhancement for the Class A certificates.

 .    Providian Master Trust also is issuing the collateral interest and the
     Class D interest, which are subordinated to both the Class A certificates and the Class B certificates. Subordination of the collateral interest and the Class D interest provides credit enhancement for both the Class A certificates and the Class B certificates.

     This prospectus supplement and the accompanying prospectus relate only to the offering of the Class A certificates and the Class B certificates.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these certificates or determined that this prospectus supplement or the prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                    Underwriters of the Class A Certificates

[Name of Underwriter]
           [Name of Underwriter]
                                 [Name of Underwriter]
                                               [Name of Underwriter]
                                                           [Name of Underwriter]
                   Underwriters of the Class B Certificates
           [Name of Underwriter]           [Name of Underwriter]
                               [              ]

             IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
             PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS

     We provide information to you about the Class A certificates and the Class B certificates in two separate documents:

     . the accompanying prospectus, which provides general information about the Providian Master Trust and the securities issued by it, some of which may not apply to your certificates; and

     . this prospectus supplement, which describes the specific terms of your certificates.

This prospectus supplement may be used to sell certificates only if accompanied by the prospectus.

     If the terms of your certificates vary between this prospectus supplement and the accompanying prospectus, you should rely on the information in this prospectus supplement.

     We include cross references in this prospectus supplement and the accompanying prospectus to captions in these materials where you can find additional related information. The following table of contents and the table of contents in the accompanying prospectus provide the pages on which these captions are located.

     You can find a listing of the pages where certain terms used in this prospectus supplement and the accompanying prospectus are defined under the captions "Index of Terms for Prospectus Supplement" on page [_] of this prospectus supplement and "Index of Terms for Prospectus" on page [_] in the accompanying prospectus.

                          ___________________________

                               TABLE OF CONTENTS

                                                                                                             Page
                                                                                                             ----
SUMMARY OF SERIES TERMS....................................................................................   S-1
  OVERVIEW.................................................................................................   S-1
  OFFERED SECURITIES.......................................................................................   S-2
      The Certificates.....................................................................................   S-2
      Distribution Dates...................................................................................   S-2
      Interest.............................................................................................   S-2
      Principal............................................................................................   S-2
      The Invested Amount..................................................................................   S-3
  THE COLLATERAL INTEREST AND THE CLASS D INTEREST.........................................................   S-3
  CREDIT ENHANCEMENT.......................................................................................   S-3
  OTHER INTERESTS IN THE TRUST.............................................................................   S-4
      Other Series of Certificates.........................................................................   S-4
      The Seller's Interest................................................................................   S-4
  THE RECEIVABLES..........................................................................................   S-4
  COLLECTIONS BY THE SERVICER..............................................................................   S-4
  ALLOCATIONS..............................................................................................   S-4
  APPLICATION OF COLLECTIONS...............................................................................   S-5
      Finance Charge Collections...........................................................................   S-5
      Principal Collections................................................................................   S-6
  PAY OUT EVENTS...........................................................................................   S-6
  OPTIONAL REPURCHASE......................................................................................   S-7
  REGISTRATION.............................................................................................   S-7
  TAX STATUS...............................................................................................   S-7
  ERISA CONSIDERATIONS.....................................................................................   S-7
  MAILING ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES......................................   S-7
SELECTED TRUST PORTFOLIO SUMMARY DATA......................................................................   S-8
RISK FACTORS...............................................................................................   S-9
  Recent Developments......................................................................................   S-9
  Ability to Resell Series [         ] Certificates Not Assured............................................  S-11
  Credit Enhancement May Not Be Sufficient to Prevent Loss.................................................  S-11
  Class B Certificates Are Subordinated to the Class A Certificates; Principal Collections May Be Diverted
      from Class B to Pay Class A..........................................................................  S-11
  Ratings Can Be Lowered or Withdrawn After You Purchase Your Certificates and the Market Value of Your
      Certificates May Be Reduced..........................................................................  S-12
MATURITY CONSIDERATIONS....................................................................................  S-13
THE BANK PORTFOLIO OF ACCOUNTS.............................................................................  S-16
  The Acquired Portfolios..................................................................................  S-16
  Revenue Experience.......................................................................................  S-16
  Loss and Delinquency Experience..........................................................................  S-17
COMPOSITION OF THE ACCOUNTS................................................................................  S-19
THE BANK ..................................................................................................  S-22
USE OF PROCEEDS............................................................................................  S-22
SERIES PROVISIONS..........................................................................................  S-23
  The Certificates and the Series [       ] Certificateholders' Interest...................................  S-23
  Interest on the Certificates.............................................................................  S-23
  No Principal Payments During the Revolving Period........................................................  S-25
  Accumulation of Principal During the Accumulation Period.................................................  S-26
  Payment of Principal on the Expected Final Payment Date and During an Early
      Amortization Period..................................................................................  S-27
  Allocation Percentages...................................................................................  S-27
  Application of Finance Charge Collections................................................................  S-31
  Deficiency in Available Finance Charge Collections.......................................................  S-37
  [Sharing of Additional Finance Charge Collections within Group One]......................................  S-37
  Application of Available Principal Collections...........................................................  S-38
  Reallocation of Principal Collections....................................................................  S-42
  The Principal Funding Account............................................................................  S-45
  The Reserve Accounts.....................................................................................  S-46
  Allocation of Defaulted Amounts and Charge-Offs..........................................................  S-48
  Reductions and Reimbursements of Invested Amounts........................................................  S-50
  Pay Out Events...........................................................................................  S-51
  Distributions to Certificateholders......................................................................  S-52
  Paired Series............................................................................................  S-53
  Sale of Receivables on the Series Termination Date.......................................................  S-54
UNDERWRITING...............................................................................................  S-55
INDEX OF TERMS FOR PROSPECTUS SUPPLEMENT...................................................................  S-57
ANNEX I: OTHER ISSUANCES OF CERTIFICATES...................................................................  S-58

                            SUMMARY OF SERIES TERMS

     This summary highlights selected information and does not contain all of the information that you need in making your investment decision. It also provides general, simplified descriptions of matters that, in some cases, are highly technical and complex. More detail is provided in other sections of this document and in the prospectus.

     Do not rely upon this summary for a full understanding of the matters you need to consider for any potential investment in the certificates.

     To understand all the terms of the offering of the certificates, you should carefully read this entire document and the accompanying prospectus.

OVERVIEW

--------------------------------------------------------------------------------
Issuer:                         Providian Master Trust -- the "Trust"
Seller:                         Providian National Bank -- the "Bank"
Servicer:                       the Bank
Trustee:                        Bankers Trust Company
Pricing Date:                   [             ]
Closing Date:                   [             ]
Clearance and Settlement:       DTC/Clearstream, Luxembourg/Euroclear
Trust Assets:                   receivables originated in credit card and other
                                consumer revolving credit accounts
--------------------------------------------------------------------------------

Series Structure:                  Principal Amount      % of Total Series
    Class A                           $[      ]                  [ ]%
    Class B                           $[      ]                  [ ]%
    Collateral interest               $[      ]                  [ ]%
    Class D interest                  $[      ]                  [ ]%

Annual Servicing Fee Percentage:   1.75% if the Bank is the servicer, or up to
                                   2.00% if the Bank is not the servicer

                                                               Class A                             Class B
                                               -----------------------------------   -----------------------------------
Anticipated Ratings:
(Moody's/Standard & Poor's/Fitch IBCA)*        [   ]/[   ]/[   ]                     [   ]/[   ]/[   ]
Credit Enhancement:                            subordination of Class B, the         subordination of the collateral
                                               collateral interest and the Class D   interest and the Class D interest
                                               interest

Interest Rate:                                 [   ]% per year                       one-month LIBOR plus
                                                                                     [   ]% per year
Interest Accrual Method:                       30/360                                actual/360
Interest Payment Dates:                        monthly (15th)                        monthly (15th)
First Interest Payment Date:                   [           ]                         [           ]
Expected Final Payment Date:                   [           ]                         [           ]
Beginning of Accumulation Period
   (subject to adjustment):                    [           ]                         [           ]
Series Termination Date:                       [           ]                         [           ]

______________________
* It is a condition to issuance that one of these ratings be obtained.

OFFERED SECURITIES

The Certificates

     The Trust is offering:

 .    $[      ] of Class A certificates; and

 .    $[      ] of Class B certificates.

     In this document, references to certificates include both Class A and Class B but do not include the collateral interest or the Class D interest.

     Only the Class A and Class B certificates are offered by this prospectus supplement and the accompanying prospectus.

     Beneficial interests in the certificates may be purchased in minimum denominations of $1,000 and multiples of $1,000.

     The certificates are expected to be issued on [            ].

Distribution Dates

     Distribution dates for the certificates will be [    ] and, after that, the
15th day of each month if the 15th is a business day and, if not, the following business day.

Interest

     Interest on the certificates will be paid on each distribution date.

     The Class A certificates will bear interest at [  ]% per year.

     The Class B certificates will bear interest at one-month LIBOR as determined each month plus [ ]% per year.

     Interest for the Class A certificates will be calculated based on a 360-day year of twelve 30- day months. Interest for the Class B certificates will be calculated based on the actual number of days in the interest period and a 360-day year.

Principal

     Principal of the Class A certificates is expected to be paid in full on the
[   ] distribution date.

     We are scheduled to begin accumulating principal collections for payment to
the Class A certificateholders starting on [        ]. However, we may begin
accumulating at a later date. No principal will be paid to the Class B certificateholders until the Class A certificateholders are paid in full.

     Principal of the Class B certificates is expected to be paid in full on the
[     ] distribution date. We will begin accumulating principal collections for
payment to the Class B certificateholders starting on [   ].

     The certificates are expected to be paid on the dates noted above. However, principal may be paid earlier or later. Certificateholders will not be entitled to any premium for early or late payment of principal. If certain adverse events known as pay out events occur, principal may be paid earlier than expected. If collections of the receivables are less than expected or are collected more slowly than expected, then principal payments may be delayed. If the Class A certificates or Class B certificates are not paid on their expected final payment date, principal collections will continue to be used to pay principal on
the certificates until the certificates are paid or until [     ], whichever
occurs first. [      ] is the series termination date for Series [      ]. If
the certificates have not been paid in full by the series termination date, receivables will be sold as described in "Series Provisions--Sale of Receivables on the Series Termination Date".

     See "Maturity Considerations", "Series Provisions--Allocation Percentages" and "Series Provisions--Application of Available Principal Collections" in this prospectus supplement.

The Invested Amount

     The initial invested amount of the Class A certificates is $[       ]. The
initial invested amount of the Class B certificates is $[   ,000,000].

     The invested amount of a class of certificates represents the amount of that class's undivided interest in the principal receivables in the Trust.

     Initially, the invested amount of a class of certificates is equal to its principal amount. The invested amount of a class of certificates will be reduced by:

 .    each payment of principal of that class of certificates;

 .    losses from defaulted principal receivables that are allocated to that class of certificates; and

 .    in the case of Class B certificates, reallocations of principal collections from Class B if the Class D invested amount and collateral invested amount have been reduced to zero.

     If the invested amount of your certificates is reduced only by payments of principal on your certificates, then the invested amount and the principal amount of your certificates will always be equal. However, if the invested amount of your certificates is reduced by losses from defaulted receivables or reallocations of principal collections, the invested amount of your certificates will be less than the principal amount of your certificates. In that case, you will not receive the full principal amount of your certificates unless the deficit in the invested amount is reimbursed. This deficit can be reimbursed from finance charge collections after payment of current interest on the certificates and certain other amounts. See "Series Provisions--Application of Finance Charge Collections" in this prospectus supplement.

     The adjusted invested amount of a class of certificates is the invested amount of that class less amounts accumulated in the principal funding account for payment to the certificateholders of that class on its expected final payment date.

     The invested amount and the adjusted invested amount are used to calculate allocations of finance charge collections and principal collections to your series and class of certificates. See "--Allocations".

THE COLLATERAL INTEREST AND THE CLASS D INTEREST

     At the same time as the certificates are issued, the Trust will issue interests in the assets of the Trust known as the collateral interest and the
Class D interest. The initial amount of the collateral interest is $[     ],
and the initial amount of the Class D interest is $[      ].

     The holders of the collateral interest and the Class D interest will have voting and certain other rights as if each were a subordinated class of certificates. The collateral interest and the Class D interest will be subordinated to both the Class A certificates and the Class B certificates.

     Neither the collateral interest nor the Class D interest is offered by this prospectus supplement or the accompanying prospectus.

CREDIT ENHANCEMENT

     Credit enhancement for the Class A certificates is provided by the subordination of the Class B certificates, the collateral interest and the Class D interest.

     Credit enhancement for the Class B certificates is provided by the subordination of the collateral interest and the Class D interest.

     Credit enhancement for your certificates is for your benefit only, and you are not entitled to the benefits of credit enhancement available to other series issued by the Trust.

     See "Series Provisions--Application of Finance Charge Collections", "Series

Provisions--Application of Available Principal Collections" and "Series Provisions--Allocation of Defaulted Amounts and Charge-Offs" in this prospectus supplement.

OTHER INTERESTS IN THE TRUST

Other Series of Certificates

     The Trust has previously issued [      ] series of certificates that are
still outstanding and expects to issue more series. A summary of the outstanding series is in "Annex I: Other Issuances of Certificates" included at the end of this prospectus supplement. The issuance of future series will occur without prior review or consent by you or any other certificateholder.

The Seller's Interest

     The interest in the Trust not represented by your series or by any other series is the seller's interest. The seller's interest is owned by the Bank. The Bank may, however, sell a portion of its seller's interest. The seller's interest does not provide credit enhancement for your series or any other series.

THE RECEIVABLES

     The primary assets of the Trust are receivables in VISA(R)* and MasterCard(R)* revolving credit card accounts and other consumer revolving credit accounts. The receivables consist of principal receivables and finance charge receivables.

     The following information is as of [           ]:

 .    Receivables in the Trust: $[       ]

 .    Accounts designated to the Trust portfolio: [          ] (excludes
     [      ] closed accounts with a zero balance and [        ] charged-off
     accounts)

     The above numbers include receivables added to the Trust between [    ] and
the closing date, as if those receivables were included in the Trust on [     ].

     See "Composition of the Accounts" in this prospectus supplement.

COLLECTIONS BY THE SERVICER

     The Bank, as servicer, will collect payments on the receivables and will deposit those collections into a collection account. It will keep track of those collections that are finance charge receivables and those that are principal receivables.

ALLOCATIONS

     Each month the Bank, as servicer, will allocate collections received among

 .    your series;

 .    other series outstanding; and

 .    the seller's interest.

     The amount allocated to your series will be determined based mainly upon the size of the invested amount of your series compared to the total amount of principal receivables in the Trust. At the time of issuance of the certificates,
the invested amount for Series [     ] will be $[      ].

     You are entitled to receive payments of interest and principal only from collections and other trust assets allocated to your series. The invested amount, which is the primary basis for allocations to your series, is the sum of

 .    the Class A invested amount;

 .    the Class B invested amount;

 .    the collateral invested amount; and

__________________
* VISA(R) and MasterCard(R) are registered trademarks of Visa U.S.A. Inc. and MasterCard International Incorporated, respectively.

 .    the Class D invested amount.

     If the invested amount of your series declines, amounts of finance charge collections and, during the revolving period, principal collections allocated and available for payment to your series and to you will be reduced. In addition, for purposes of allocating finance charge collections and amounts that are written off as uncollectible, the allocations to the certificates will be based upon the adjusted invested amount, which will be the invested amount less amounts accumulated in the principal funding account for payment to the certificateholders on the expected final payment dates. For a description of the events which may lead to these reductions, see "Series Provisions--Allocation Percentages" and "Series Provisions-- Application of Finance Charge Collections" in this prospectus supplement.

APPLICATION OF COLLECTIONS

     The following steps describe how the Trust allocates and applies finance charge collections and other amounts described below to your series.

Finance Charge Collections

     Collections of finance charge receivables allocated each month to your series and your series' share of additional finance charge collections from other series will be used as follows:

 .    first, to pay interest on the Class A certificates calculated based on the principal amount of Class A certificates;

 .    second, to pay interest on the Class B certificates calculated based on the invested amount of the Class B certificates;

 .    third, to pay the servicing fee;

 .    fourth, to cover Class A's portion of receivables that are written off as uncollectible;

 .    fifth, to cover previous reductions in the Class A invested amount that were not previously covered;

 .    sixth, to pay interest on the Class B certificates calculated based on the excess of the principal amount of the Class B certificates over the invested amount of the Class B certificates;

 .    seventh, to cover Class B's portion of receivables that are written off as uncollectible;

 .    eighth, to cover previous reductions in the Class B invested amount that were not previously covered;

 .    ninth, to pay interest on the collateral interest;

 .    tenth, to cover the collateral interest's portion of receivables that are written off as uncollectible;

 .    eleventh, to fund a reserve account to cover interest payment shortfalls on the Class A certificates during their accumulation period;

 .    twelfth, to fund a reserve account to cover interest payment shortfalls on the Class B certificates during their accumulation period;

 .    thirteenth, to make payments to the collateral interest holder and the holder of the Class D interest and to cover previous reductions in the collateral interest and the Class D interest that were not previously covered; and

 .    finally, to make payments to other series or to the holder of the seller's interest.

Principal Collections

     Collections of principal receivables allocated each month to your series will be used as follows:

 .    First, principal collections allocated to the Class D interest, the collateral interest and the Class B certificates may be reallocated, if necessary, to make required payments on the Class A certificates, the Class B certificates and the collateral interest not made from finance charge collections or additional finance charge collections from other series allocated to your series.

 .    During the revolving period, no principal will be paid to you or accumulated in the principal funding account. Instead, your series' share of principal collections generally will be treated as shared principal collections and may be available to make principal payments for other series.

 .    The Class A accumulation period is scheduled to begin on [          ], but
     may begin at a later date. During each month with respect to the Class A accumulation period, principal collections will be deposited into the principal funding account, up to a controlled deposit amount, for payment to the holders of the Class A certificates on the expected final payment date for the Class A certificates.

 .    The Class B accumulation period will begin on [          ].  During each
     month with respect to the Class B accumulation period, principal collections will be deposited into the principal funding account, up to a controlled deposit amount, for payment to the holders of the Class B certificates on the expected final payment date for the Class B certificates.

 .    If a pay out event, as described below, that applies to Series [        ]
     or to all series occurs, an early amortization period will begin. Any funds on deposit in the principal funding account for your class of certificates at the beginning of an early amortization period will be paid to the certificateholders of your class on the next payment date following the beginning of such early amortization period. During an early amortization period, principal collections will be paid first to the Class A certificateholders, then to the Class B certificateholders, then to the collateral interest holder and then to the Class D interest holder.

 .    Each month, after making all of the payments and deposits for your series of certificates, any remaining principal collections allocated to your series will be first made available to other series and then paid to the holder of the seller's interest or deposited into the special funding account.

PAY OUT EVENTS

     The documents under which the Series [        ] interests will be issued
include a list of adverse events known as pay out events. If a pay out event
that applies to Series [          ] or to all series occurs, the Trust will
use principal collections allocated to Series [      ] each month to pay
principal.

     Pay out events may occur if the Bank fails to make required payments or deposits, violates other covenants and agreements or makes representations and warranties that are materially incorrect.

     The following also are pay out events:

 .    the Bank does not transfer additional assets to the Trust when required;

 .    the finance charge collections on the Trust portfolio plus certain other
     amounts available to Series [             ], less the amount of receivables
     that are written off as uncollectible allocated to Series [             ],
     averaged over three months, is less than the interest and servicing fees
     payable on Series [            ], calculated by taking into account the
     interest payable on the Class A certificates, the Class B certificates and the collateral interest, plus an assumed servicing fee rate of 2% for
     Series  [         ],
     averaged over three months, in each case expressed as a percentage of the
     Series [          ] invested amount;

 .    certain defaults of the servicer;

 .    the Class A certificates are not paid in full on the Class A expected final payment date;

 .    the Class B certificates are not paid in full on the Class B expected final payment date;

 .    the occurrence of certain events of insolvency or receivership relating to the Bank;

 .    the Bank is unable to transfer receivables to the Trust as required under the pooling agreement; or

 .    the Trust becomes an "investment company" under the Investment Company Act of 1940.

     For a more detailed discussion of the pay out events, see "Series Provisions--Pay Out Events" in this prospectus supplement. In addition, see "The Certificates--Pay Out Events" in the prospectus.

OPTIONAL REPURCHASE

     The Bank has the option to repurchase your certificates when the invested amount for your series has been reduced to [5]% or less of the initial invested amount.

REGISTRATION

     The certificates will be in book-entry form and will be registered in the name of Cede & Co., as the nominee of The Depository Trust Company. Except in certain limited circumstances, you will not receive a definitive certificate representing your interest. See "The Certificates--Definitive Certificates" in the prospectus.

     You may hold your certificates through The Depository Trust Company in the United States or through Clearstream, Luxembourg, or Euroclear in Europe. See "The Certificates--Book-Entry Registration" and "The Certificates--Definitive Certificates" in the prospectus.

TAX STATUS

     Cravath, Swaine & Moore, special federal tax counsel to the Trust, is of the opinion that under existing law your certificates will be characterized as debt for federal income tax purposes. By your acceptance of a certificate, you will agree to treat your certificates as debt of the Bank for federal, state and local income and franchise tax purposes. See "Tax Matters" in the prospectus for additional information concerning the application of federal income tax laws.

ERISA CONSIDERATIONS

     [Subject to important considerations described under "Benefit Plan Investors--Investment by Benefit Plan Investors" in the prospectus, the Class A certificates may be eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts.]

     [For the reasons discussed under "Benefit Plan Investors--Investment by Benefit Plan Investors" in the prospectus, the Class B certificates are not eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts.]

MAILING ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES

The mailing address of Providian National Bank is 295 Main Street, Tilton, NH 03276 and the telephone number is (603) 286-4348.

                     SELECTED TRUST PORTFOLIO SUMMARY DATA

                    Geographic Distribution of Receivables
                      in Trust Portfolio as of [       ]

                                    [CHART]

     The chart above shows the geographic distribution of the receivables in the Trust portfolio among the 50 states and the District of Columbia. Other than the states specifically shown in the chart, no state accounts for more than 4% of receivables in the Trust portfolio.

                    Receivables in Trust by Age of Account
                                 as of [     ]

                                    [CHART]

     The chart above shows the percentages of the receivables in the Trust portfolio arising under accounts within the age brackets shown.

                                 RISK FACTORS

     In the accompanying prospectus you will find a section called "Risk Factors". The information in that section applies to all series, including yours. The information in this section applies more specifically to your series.

     Please carefully read the "Risk Factors" section in the accompanying prospectus and the risk factors discussed below before deciding whether to purchase any of the certificates.


Recent Developments                Beginning in May 1999, the Bank was the
                                   subject of media coverage concerning
                                   complaints made by some of its customers regarding certain sales and collections practices. Following the initial media coverage, the San Francisco District
                                   Attorney's Office began an investigation into the Bank's sales and collections practices, including the marketing of certain membership services products and the posting of customer payments. In November 1999, the Connecticut
                                   Attorney General's Office also began an
                                   inquiry into the Bank's sales and collections practices. On June 19, 2000, the Bank's parent company, Providian Financial
                                   Corporation, reached a settlement with the Connecticut Attorney General's Office in which it agreed to pay $1.6 million to the State of Connecticut, to develop a process to determine whether any individual Connecticut consumers are entitled to restitution, and to modify certain of the Bank's business practices. On June 28, 2000, the Bank reached a settlement with the Office of the Comptroller of the Currency and Providian
                                   Financial Corporation reached a settlement with the San Francisco District Attorney and the California Attorney General, in which the Bank and Providian Financial Corporation agreed to make certain changes to business practices and to pay restitution to customers totaling $300 million, and additional amounts if appropriate. The Bank estimates the total restitution payments under the settlement will be approximately $300 million. As part of the settlement, the Bank stipulated to the issuance by the Comptroller of a Consent
                                   Order obligating the Bank to make such
                                   changes and pay the aforementioned
                                   restitution, and Providian Financial
                                   Corporation stipulated to the entry of a judgment against it and the issuance of a permanent injunction obligating it to effect the terms of the settlement. In addition, Providian Financial Corporation agreed to pay
                                   $5.5 million in civil penalties to the City and County of San Francisco.


                                   Since May 1999, a number of lawsuits have been filed against the Bank by current and former customers of the Bank. A consolidated putative class action lawsuit (In re Providian Credit Card Litigation) (the "Consolidated Action") was filed in August 1999 in California state court in San Francisco against the Bank, its parent company, Providian Financial Corporation, and certain other affiliates of the Bank, and seeks unspecified damages, including actual and punitive damages, attorney's fees and injunctive relief. The complaint alleges unfair and deceptive business practices, including failure to credit payments in a timely fashion, adding products and charging fees without customer authorization, changing rates and terms without proper notice or authorization, and misleading or deceptive sales practices. A few similar actions filed in other California counties have been transferred to San Francisco County and coordinated with the Consolidated Action.



                                   As of [      ], three similar class
                                   actions were pending in state courts
                              in San Mateo County, California, Cook County, Illinois and Bullock County, Alabama. These actions have not been consolidated with the Consolidated Action and are proceeding separately. A class consisting of a relatively small number of California customers has been certified in the San Mateo County, California action. No class has been certified in the Cook County, Illinois or Bullock County, Alabama actions. A motion to dismiss the Cook County, Illinois action has been granted with prejudice, and the plaintiff has filed an appeal. As of [ ], one consolidated putative class action was pending in federal court. The federal action (the "Multidistrict Action") is a consolidation of several different actions that had been filed in various federal courts, and have been transferred by the Federal Judicial Panel on Multidistrict Litigation to the Eastern District of Pennsylvania. A consolidated complaint in the Multidistrict Action was filed on February 4, 2000.

                              These other state and federal actions contain substantially the same allegations as those alleged in the Consolidated Action; certain of the actions also allege one or more of the following: that the account agreement with customers contained unconscionable or improper terms and fees, that statements sent to customers failed to include credit protection and other add-on fees in the calculation of the annual percentage rate disclosed in those statements, refusal to honor cancelation requests, improper obtaining of credit reports, breached promises to raise credit limits, and breached promises of high credit limits.

                              A putative class action (In re Providian
                              Securities Litigation), which is a consolidation of complaints filed in the United States District Court for the Eastern District of New York in June 1999, alleges, in general, that Providian Financial Corporation and certain of its officers made false and misleading statements concerning its future prospects and financial results in violation of the federal securities laws. The putative class, which is alleged to have acquired Providian Financial Corporation's stock between January 15, 1999 and May 26, 1999, seeks damages in an unspecified amount, in addition to pre-judgment and post-judgment interest, costs and attorneys fees. By order dated February 8, 2000, the Federal Judicial Panel on Multidistrict Litigation transferred the consolidated securities cases to the Eastern District of Pennsylvania for inclusion with the Multidistrict Action currently pending in that court.

                              The lawsuits described above are at an early stage. An informed assessment of the ultimate outcome or potential liability associated with lawsuits is not feasible at this time. Due to the uncertainties of litigation, there can be no assurance that the Bank will prevail on all the claims made against it in the lawsuits. However, management believes that the Bank has substantive defenses and intends to defend the actions vigorously. Based on the claims that have been alleged, the Bank does not believe that the lawsuits will have a material adverse effect on the certificateholders or the Bank's ability to originate and service receivables.


Ability to Resell Series [  ]      If you purchase Series [  ] certificates, you
Certificates Not Assured           may not be able to sell them. There is
                                   currently no secondary market for the
                                   certificates. A secondary market for your certificates may not develop. If a secondary market does develop, it may not continue or it may not provide sufficient liquidity to allow you to resell all or a part of your certificates if you want to do so. The underwriters of the certificates may assist in resales of the certificates, but they are not required to do so.


Credit Enhancement May Not Be      Credit enhancement provided for your
Sufficient to Prevent Loss         certificates is limited. The only sources of
                                   payment for your certificates are the assets of the Trust allocated to your series. If problems develop with the receivables, such as an increase in losses on the receivables or if there are problems in the collection and transfer of the receivables to the Trust, it is possible that you may not receive the full amount of interest and principal that you would otherwise receive.

                                   See "The Certificates--Credit Enhancement--
                                   Subordination" in the prospectus and "Series
                                   Provisions--Allocation Percentages", "Series
                                   Provisions--Reallocation of Principal
                                   Collections" and "Series Provisions--
                                   Allocation of Defaulted Amount and Charge-
                                   Offs" in this prospectus supplement.


Class B Certificates Are           If you purchase a Class B certificate, your
Subordinated to the Class A        right to receive principal payments is
Certificates; Principal            subordinated to the payment in full of the
Collections May Be Diverted        Class A certificates. No principal will be
from Class B to Pay Class A        paid to you until the full amount of
                                   principal has been paid on the Class A
                                   certificates.

                                   In addition, if Class A's share of finance charge collections and certain other amounts that are available to pay interest on and the defaulted amount with respect to the Class A certificates are not sufficient to make those required payments, principal collections allocated to Class B will be diverted to Class A. If this occurs, and the Class D invested amount and the collateral invested amount are reduced to zero, the Class B invested amount and future allocations to Class B would be reduced.

                                   Also, if Class A's share of losses on the receivables exceeds the collections and certain other amounts that are available to cover those losses, and the Class D invested amount and the collateral invested amount are reduced to zero, the Class B invested amount will be reduced to avoid reducing the Class A invested amount. If this occurs, the Class B invested amount and future allocations to Class B would be reduced.

                                   As a result of the subordination, you may receive payments of principal of or interest on your Class B certificates later than you expect, or you may not receive the full amount of expected principal and interest.

                                   See "Series Provisions--Application of
                                   Finance Charge Collections", "Series
                                   Provisions--Reallocation of Principal
                                   Collections" and "Series Provisions--
                                   Allocations of Defaulted Amounts" in this prospectus supplement.


Ratings Can Be Lowered or          The ratings assigned to the Series [ ]
Withdrawn After You Purchase       certificates are based upon many factors,
Your Certificatesand the Market    including the credit quality of the
Value of Your Certificates         receivables and the amount of credit
May Be Reduced                     enhancement provided. The ratings are not a
                                   recommendation to purchase, hold or sell any of the Series [ ] certificates. The ratings also are not intended and should not be relied upon to determine the marketability of the Series [ ] certificates, the market value of the Series [ ] certificates or whether the Series [ ] certificates are a suitable investment for you.

                                   Any rating agency may lower its rating or withdraw its rating entirely if, in the sole judgment of the rating agency, the credit quality of the certificates has declined or is in question. If any rating assigned to your certificates is lowered or withdrawn, the market value of your certificates may be reduced.

                             MATURITY CONSIDERATIONS

     The pooling agreement and the Series [ ] supplement provide that the Class A invested amount is payable to the Class A certificateholders, to the extent funds are available for that purpose in the principal funding account, on the "Class A expected final payment date" which is, [ ]. If there is a pay out event before the Class A expected final payment date, an early amortization for the Series [ ] certificates will begin. In that case, the Class A certificateholders will receive payments of principal on each distribution date during an early amortization period (each such distribution date, an "early amortization payment date") until the Class A invested amount is paid in full or the series termination date occurs. The Class B certificateholders will not begin to receive payments of principal until the final principal payment on the Class A certificates has been made.

     On each distribution date with respect to the Class A accumulation period, available principal collections in an amount up to the Class A controlled deposit amount with respect to that distribution date will be deposited into the principal funding account, as described under "Series Provisions--Application of Available Principal Collections" in this prospectus supplement, until the principal funding account balance is equal to the Class A invested amount. The Class A certificateholders will receive the aggregate principal amount on deposit in the principal funding account on the Class A expected final payment date. Although it is anticipated that available principal collections for each month with respect to the Class A accumulation period will be sufficient to fund the deposit of the Class A invested amount into the principal funding account for payment to the Class A certificateholders on the Class A expected final payment date, no assurance can be given in that regard. If the Class A invested amount is not paid in full on the Class A expected final payment date, principal will be paid to the Class A certificateholders monthly on each distribution date until the Class A invested amount is paid in full and then to the Class B certificateholders until the Class B invested amount is paid in full or, in either case, until the series termination date occurs.

     If the Class A invested amount is paid in full on the Class A expected final payment date, then on each distribution date with respect to the Class B accumulation period, available principal collections in an amount up to the Class B controlled deposit amount with respect to that distribution date will be deposited into the principal funding account, as described under "Series Provisions--Application of Available Principal Collections" in this prospectus supplement, until the principal funding account balance is equal to the Class B invested amount. The Class B certificateholders will receive the aggregate principal amount on deposit in the principal funding account on the "Class B expected final payment date" which is, [ ]. Although it is anticipated that available principal collections for each month with respect to the Class B accumulation period will be sufficient to fund the deposit of the Class B invested amount in the principal funding account for payment to the Class B certificateholders on the Class B expected final payment date, no assurance can be given in that regard. If the Class B invested amount is not paid in full on the Class B expected final payment date, principal will be paid to the Class B certificateholders monthly on each distribution date until the Class B invested amount is paid in full or until the series termination date occurs.

     At any time during the Class A accumulation period for Series [ ], the Bank may designate another series, or some portion thereof, as a paired series with respect to Series [ ] and may use that other series to finance the increase in the seller's interest caused by the accumulation of principal in the principal funding account with respect to Series [ ]. A paired series is intended to be issued as a pair with a series which is in its accumulation period or scheduled amortization period, and, accordingly, new paired series may be excluded from the computation of the required principal balance and thereby increase the aggregate invested amounts that may be issued by the Trust in relation to the aggregate amount of principal receivables. If a pay out event occurs with respect to any paired series and an early amortization period for that series overlaps the Class A accumulation period, the Class B accumulation
period or an early amortization period for the Series [   ] certificates, the
final payment of principal to the Class A certificateholders and Class B certificateholders may be delayed.

     If a pay out event occurs with respect to the Series [    ] certificates
and an early amortization period begins, any amount on deposit in the principal funding account on the first early amortization payment date, and the available principal collections on each distribution date thereafter, will be paid to the Class A certificateholders until the Class A invested amount is paid in full and then to the Class B certificateholders until the Class B invested amount is paid in full or, in either case, until the series termination date occurs. See "The Certificates--Pay Out Events" in the prospectus and "Series Provisions--Pay Out Events" in this prospectus supplement. If the beginning of the Class A accumulation period is delayed as described under "Series Provisions-- Application of Available Principal Collections" in this prospectus supplement,
and a pay out event with respect to the Series [     ] certificates or with
respect to any other series occurs after the date originally scheduled for the beginning of the Class A accumulation period, then it is probable that the Class A certificateholders, and consequently the Class B certificateholders, would receive some of their principal later than if the Class A accumulation period had not been delayed.

     The following table sets forth the highest and lowest accountholder monthly payment rates for the Bank portfolio of accounts during any month in the period shown and the average accountholder monthly payment rates for all months during the periods shown, in each case calculated as a percentage of total opening monthly account balances during the applicable months. Payments shown in the table consist of amounts that would be deemed payments of principal receivables and finance charge receivables with respect to the accounts.



                       Accountholder Monthly Payment Rates
                           Bank Portfolio of Accounts (1)

                       [    ]  Months Ended                Year Ended December 31,
                                                ----------------------------------------------
                                   [     ]       [     ]  [     ]  [     ]  [     ]   [     ]
                                   -------      --------- -------- -------- -------- ---------
Lowest..................           [  ]%         [  ]%     [  ]%    [  ]%    [  ]%    [  ]%
Highest.................           [  ]%         [  ]%     [  ]%    [  ]%    [  ]%    [  ]%
Monthly Average.........           [  ]%         [  ]%     [  ]%    [  ]%    [  ]%    [  ]%

____________
(1) The figures shown for the years ended December 31, 1997, 1996 and 1995 do not incorporate information with respect to the acquired portfolios.

     The amount of outstanding receivables and the rates of payments, delinquencies, charge-offs and new borrowings on the accounts depend upon a variety of factors, including:

     .   seasonal variations,
     .   the availability of other sources of credit,
     .   legal factors,
     .   general economic conditions, and
     .   consumer spending and borrowing patterns.

     The Bank cannot predict with certainty the accountholder monthly payment rates that will actually occur in any future period. There can be no assurance that principal collections with respect to the accounts will be similar to the historical experience set forth above. Consequently, there can be no assurance as to the rate at which the principal funding account could be funded during the Class A accumulation period or the Class B accumulation period, or the rate at which Class A certificateholders and Class B certificateholders could expect to receive payments of principal on their Class A certificates and their Class B certificates during an early amortization period.

     In addition, the Trust, as a master trust, has issued and may issue additional series from time to time, and there can be no assurance that the terms of any such series might not have an impact on the timing or amount of payments received by a Class A certificateholder or Class B certificateholder. If a pay out event occurs with respect to the Series [ ] certificates or other series in certain circumstances discussed above, payments of principal on the Class A certificates and the Class B certificates could be delayed. In other circumstances, if a pay out event occurs with respect to the Series [ ] certificates, the average life and maturity of the Class A certificates and the Class B certificates could be significantly reduced. As a result, there can be no assurance that the actual number of months elapsed from the date of issuance of the Class A certificates and the Class B certificates to the respective final payment dates with respect to the Class A certificates and the Class B certificates will equal the expected number of months. See "Risk Factors--Principal May Be Paid Earlier than Expected Creating a Reinvestment Risk to Certificateholders, or Later than Expected Resulting in a Failure to Receive Payment When Expected" in the prospectus.

                        THE BANK PORTFOLIO OF ACCOUNTS

     The Bank has a portfolio of credit card and other revolving accounts, as described under "The Bank's Credit Card Business" in the prospectus. Some of the accounts in the Bank portfolio are designated to the Trust portfolio, as described under "The Trust Portfolio and the Trust Assets" in the prospectus. Set forth below is yield, loss and delinquency experience information about the Bank portfolio of accounts. We cannot assure you that this information is applicable to the accounts designated to the Trust portfolio.



The Acquired Portfolios

     The Bank acquired portfolios of credit card accounts from First Union Direct Bank, N.A. and Morgan Stanley Dean Witter's Bravo card program during 1998 and from H&R Block, Inc.'s "Webcard" program during 1999. As of [ ], the total receivables outstanding in the acquired First Union, Bravo and WebCard portfolios were approximately $[ ] million, which represented approximately
[ ]% of the Bank portfolio.

     Accounts from the acquired portfolios have been designated to the Trust portfolio. The conditions, including the eligibility criteria in the pooling agreement, applicable to any addition of accounts were satisfied in connection with these additions and will be satisfied in connection with any future addition of accounts to the Trust portfolio. Accounts from these and other acquired portfolios may be designated to the Trust in the future. See "The Trust Portfolio and the Trust Assets--Addition of Receivables and Participations to the Trust" in the prospectus.

Revenue Experience

     Gross revenues from periodic finance charges and fees billed to accountholders on accounts contained in the Bank portfolio for the [ ] months ended [ ] and the five years ended December 31, [ ], [ ], [ ], [ ] and [ ] are set forth in the following table. Revenue from the receivables will depend on the types of fees and charges assessed on the accounts, and could be adversely affected by future changes made by the Bank or the servicer in those fees and charges or by other factors. See "Risk Factors--A Change in the Terms of the Receivables May Adversely Affect the Amount or Timing of Collections and May Cause an Early Payment or a Downgrade of Your Certificates" and "The Bank's Credit Card Business--Billing and Payments" in the prospectus.

                              Revenue Experience
                        Bank Portfolio of Accounts (1)

                                             [ ] Months
                                               Ended                    Year Ended December 31,
                                                        --------------------------------------------
                                              [  ]       [  ]      [  ]      [  ]      [  ]      [  ]
                                             -----      ------    ------    ------    ------     -----
                                                                        (Dollars in Thousands)
Average Receivables
   Outstanding(2)............................   $[ ]     $[ ]      $[ ]      $[ ]      $[ ]      $[ ]

Finance Charge and Fee
   Income(3).................................   $[ ]     $[ ]      $[ ]      $[ ]      $[ ]      $[ ]

Average Revenue
   Yield(4)..................................    [ ]%     [ ]%      [ ]%      [ ]%      [ ]%      [ ]%

_______________
(1) The figures shown for the years ended December 31, 1997, 1996 and 1995 do not incorporate information with respect to the acquired portfolios.
(2) Average Receivables Outstanding for any period is equal to the average of the average daily balance for each month in that period. The average daily balance for a month is equal to the average of the receivables outstanding on each day in that month. Receivables outstanding on any day are the sum of principal receivables and finance charge receivables on that day.
(3) Finance Charge and Fee Income includes interchange and is reduced by purchase rebates with respect to certain accounts.
(4) Average Revenue Yield is the result of dividing Finance Charge and Fee Income by Average Receivables Outstanding during the periods indicated.
(5)   The percentage for the [ ] months ended [ ] is an annualized figure.

Loss and Delinquency Experience

      The following tables set forth the delinquency and loss experience with respect to payments by accountholders on the Bank portfolio of accounts for each of the periods shown. There can be no assurance, however, that the loss and delinquency experience for the receivables will be similar to the historical experience for the Bank portfolio set forth below.

                            Delinquency Experience
                         Bank Portfolio of Accounts(1)

                     At [  ],                                          At December 31,
                                 -----------------------------------------------------------------------------------------
                      [ ]              [ ]                [ ]            [ ]                 [ ]                   [ ]
               ---------------   --------------      -------------  ---------------    ---------------      --------------
                                                                  (Dollars in Thousands)
                Delinquent  Percentage  Delinquent   Percentage Delinquent  Percentage  Delinquent  Percentage  Delinquent
                  Amount        (2)       Amount        (2)        Amount        (2)      Amount      (2)          Amount
                  ------      ------      ------       -----       ------      ------     ------     -----         ------
30-59 days.....   $ [ ]        [ ]%      $ [ ]         [ ]%        $ [  ]        [ ]%     $ [  ]      [ ]%         $  [ ]
60-89  days....     [ ]        [ ]%        [ ]         [ ]%          [  ]        [ ]%       [  ]      [ ]%            [ ]
90 days or more     [ ]        [ ]%        [ ]         [ ]%          [  ]        [ ]%       [  ]      [ ]%            [ ]
                 --------     -----    ----------    -----        -------      -----       -----      ----        ----------
Total..........   $ [ ]        [ ]%      $ [ ]         [ ]%        $ [  ]        [ ]%      $ [  ]      [ ]%         $  [ ]
                 ========     =====    ==========    =====        =======      =====       =====      ====        ==========



                             At December 31,
                     -----------------------------------
                           [ ]                [ ]
                     --------------      -------------
                           (Dollars in Thousands)
                     Percentage  Delinquent   Percentage
                         (2)       Amount        (2)
                       ------      ------       -----
30-59 days.....         [ ]%       $ [ ]         [ ]%
60-89  days....         [ ]%         [ ]         [ ]%
90 days or more         [ ]%         [ ]         [ ]%
                     ------      -------       -----
Total..........         [ ]%       $ [ ]         [ ]%
                     ======      =======       =====

___________________
(1) The figures shown for the years ended December 31, 1997, 1996 and 1995 do not incorporate information with respect to the acquired portfolios.
(2) The percentages are the result of dividing the delinquent amount by the aggregate receivables outstanding at the dates indicated. The aggregate receivables outstanding at [ ] and December 31, [ ], [ ], [ ], [ ] and [ ] were $[ ], $[ ], $[ ], $[ ], $[ ] and $[ ], respectively. Receivables outstanding on any day are the sum of principal receivables and finance charge receivables on that day.

                                Loss Experience
                         Bank Portfolio of Accounts(1)

                                         [  ] Months
                                            Ended                                Year Ended December 31,
                                                         ----------------------------------------------------------------
                                            [     ]        [    ]       [    ]        [    ]         [    ]      [    ]
                                         ------------    ----------   ----------    ----------     ----------  ----------
                                                                          (Dollars in Thousands)
Average Receivables Outstanding(2)...      $[     ]      $[     ]     $[     ]      $[     ]       $[     ]    $[     ]
Gross Charge-offs(3).................       [     ]       [     ]      [     ]       [     ]        [     ]     [     ]
Recoveries...........................       [     ]       [     ]      [     ]       [     ]        [     ]     [     ]
Net Charge-offs(4)...................       [     ]       [     ]      [     ]       [     ]        [     ]     [     ]
Net Charge-offs as a Percentage of Average
  Receivables........................           [_]%          [_]%         [_]%           [_]%          [_]%        [_]%

--------------------
(1) The figures shown for the years ended December 31, 1997, 1996, and 1995 do not incorporate information with respect to the acquired portfolios.
(2) Average Receivables Outstanding for any period is equal to the average of the average daily balance for each month in that period. The average daily balance for a month is equal to the average of the receivables outstanding on each day in that month. Receivables outstanding on any day are the sum of principal receivables and finance charge receivables on that day.
(3) Gross charge-offs are receivables charged off as uncollectible in accordance with the Bank's customary practices (excludes reductions due to fraud, returned goods and customer disputes for all periods shown).
(4) Gross charge-offs less the total amount of recoveries on previously charged-off accounts.
(5)   The percentage for the [     ] months ended [         ] is an annualized
      figure.

      The Bank may, from time to time, remove groups of charged-off receivables from the Trust for transfer to a third party. Any initial cash proceeds received by the Bank from such a disposition of removed charged-off receivables will be treated as finance charge collections with any residual amounts payable to the Bank remaining the property of the Bank. The effect on the Trust will be to accelerate the receipt of recoveries from any such removal of charged-off receivables that might otherwise be received by the Trust in future months and to treat such accelerated recoveries as finance charge collections. This, in turn, will result in a reduction in the aggregate amount of recoveries that the Trust would otherwise have received in future months had the Bank not removed those charged-off receivables from the Trust.

                          COMPOSITION OF THE ACCOUNTS

     The following information relating to the composition of the accounts
designated to the Trust portfolio is as of [      ].

     .   The receivables in the accounts included

         .  $[        ] of finance charge receivables, including overdue finance charge receivables, and

         .  $[        ] of principal receivables, including overdue principal
            receivables.

     .   There were [      ] accounts, including [       ] closed accounts with
         a zero balance and [      ] charged-off accounts.

     .   The accounts had

         .  an average principal receivables balance of $[        ], excluding
            [        ] closed accounts with a zero balance and [         ]
            charged-off accounts; and

         .  an average credit limit of $[        ], excluding [        ] closed
            accounts with a zero balance and [           ] charged-off accounts.

     .   The average principal receivables balance in the accounts as a
         percentage of the average credit limit of the accounts, excluding [   ]
         closed accounts with a zero balance and [   ] charged-off accounts, was
         approximately [ ]%.

     .   The weighted average age of the accounts was [        ] months.


The preceding information includes approximately $[ ] of receivables in accounts designated to the Trust after [ ] and on or before the series issuance date, as if those receivables were included in the Trust on [ ]. The additional accounts were selected from the Bank portfolio in the manner described under "The Bank Portfolio of Accounts--The Acquired Portfolios" in this prospectus supplement. The accounts designated to the Trust portfolio do not currently include secured or partially secured accounts or accounts with lower credit limits designed to serve individuals who have limited access to credit, although such accounts may be included in the future.


     The following tables summarize the accounts by various criteria as of [ ] and include approximately $[ ] of receivables in accounts designated to the Trust portfolio after [ ] and on or before the series issuance date, as if those receivables were included in the Trust on [ ]. References to "Receivables Outstanding" in the following tables include both finance charge receivables and principal receivables. Because the composition of the accounts will change in the future, these tables are not necessarily indicative of the future composition of the accounts.

                  Composition of Accounts by Account Balance
                              (As of [         ])

                                                                         Percentage                            Percentage
                                                                         of Total                               of Total
                                                       Number of         Number of          Receivables        Receivables
Account Balance                                        Accounts(1)       Accounts          Outstanding(1)      Outstanding
---------------                                        -----------       ----------        --------------      -----------
Credit Balance(2)............................                                      %       $                              %
No Balance(3)................................                                      %                                      %
$0.01 to $1,499.99...........................                                      %                                      %
$1,500.00 to $2,999.99.......................                                      %                                      %
$3,000.00 to $4,499.99.......................                                      %                                      %
$4,500.00 to $5,999.99.......................                                      %                                      %
$6,000.00 to $7,499.99.......................                                      %                                      %
$7,500.00 to $8,999.99.......................                                      %                                      %
$9,000.00 to $10,499.99......................                                      %                                      %
$10,500.00 and above.........................                                      %                                      %
                                                       -----------       ----------        --------------      -----------
      Total..................................                                 100.0%       $                        100.00%
                                                       ===========       ==========        ==============      ===========

------------------
(1) Receivables Outstanding are the sum of principal receivables and finance charge receivables. It does not include [ ] closed accounts with a zero balance and [ ] charged-off accounts. The receivables of the charged-off accounts are valued at zero. However, for purposes of realizing recoveries, the receivables of those charged-off accounts have been assigned to the Trust and, if those charged-off receivables are sold to a third party, the initial cash proceeds from that sale will be treated as finance charge collections.
(2) Credit balances are a result of accountholder payments and credit adjustments applied in excess of an account's unpaid balance. Accounts with a credit balance are included, as receivables may be generated with respect thereto in the future.
(3) Accounts with no balance are included, as receivables may be generated with respect thereto in the future.


                    Composition of Accounts by Credit Limit
                              (As of [         ])

                                                                         Percentage
                                                                          of Total                             Percentage
                                                                           Number                               of Total
                                                       Number of            of              Receivables        Receivables
Credit Limit                                           Accounts(1)       Accounts          Outstanding(1)      Outstanding
------------                                           -----------       ----------        --------------      -----------
$0.01 to $1,499.99.........................                                        %       $
$1,500.00 to $2,999.99.....................                                        %
$3,000.00 to $4,499.99.....................                                        %
$4,500.00 to $5,999.99.....................                                        %
$6,000.00 to $7,499.99.....................                                        %
$7,500.00 to $8,999.99.....................                                        %
$9,000.00 to $10,499.99....................                                        %
$10,500.00 and above.......................                                        %
                                                                                   %
   Total...................................                                        %                                      %
                                                       -----------       ----------        --------------      -----------
                                                                              100.0%       $                        100.00%
                                                       ===========       ==========        ==============      ===========

------------------
(1) Receivables Outstanding are the sum of principal receivables and finance charge receivables. It does not include [ ] closed accounts with a zero balance and [ ] charged-off accounts. The receivables of the charged-off accounts are valued at zero. However, for purposes of realizing recoveries, the receivables of those charged-off accounts have been assigned to the Trust and, if those charged-off receivables are sold to a third party, the initial cash proceeds from that sale will be treated as finance charge collections.

                   Composition of Accounts by Payment Status
                                (As of [    ])


                                                                           Percentage                             Percentage of
                                                                            of Total                                 Total
                                                        Number of          Number of          Receivables         Receivables
Payment Status                                         Accounts(1)         Accounts          Outstanding(1)       Outstanding(2)
--------------                                         -----------         ----------       ---------------       --------------
Current (3).....................................                                     %      $                                   %
30-59 Days Delinquent...........................                                     %                                          %
60-89 Days Delinquent...........................                                     %                                          %
90 Days Delinquent or more......................                                     %                                          %
                                                       -----------         ----------       ---------------       --------------
   Total........................................                               100.00%      $                             100.00%
                                                       ===========         ==========       ===============       ==============

---------------
(1) Receivables Outstanding are the sum of principal receivables and finance charge receivables. It does not include [ ] closed accounts with a zero balance and [ ] charged-off accounts. The receivables of the charged-off accounts are valued at zero. However, for purposes of realizing recoveries, the receivables of those accounts have been assigned to the Trust and, if those charged-off receivables are sold to a third party, the initial cash proceeds from that sale will be treated as finance charge collections.
(2) Receivables outstanding that were delinquent 30 or more days as a percentage of total receivables outstanding was approximately [ ]% as of
     [     ] as compared to [ ]% as of [ ].
(3) Includes accounts on which the minimum payment has not been received before the second billing date following issuance of the related billing statement.


                    Composition of Accounts by Account Age
                                (As of [     ])


                                                                              Percentage                            Percentage
                                                                               of Total                              of Total
                                                                 Number of    Number of          Receivables        Receivables
                      Account Age                               Accounts(1)   Accounts          Outstanding(1)      Outstanding
                      -----------                               -----------   ----------        --------------      -----------
0 to 6 months old.......................................                                %       $                              %
Over 6 to 12 months.....................................                                %                                      %
Over 12 to 24 months....................................                                %                                      %
Over 24 to 36 months....................................                                %                                      %
Over 36 to 48 months....................................                                %                                      %
Over 48 to 60 months....................................                                %                                      %
Over 60 to 72 months....................................                                %                                      %
Over 72 to 84 months....................................                                %                                      %
Over 84 months..........................................                                %                                      %
                                                                -----------   ----------        --------------      -----------
     Total..............................................                          100.00%       $                        100.00%
                                                                ===========   ==========        ==============      ===========

-----------------
(1) Receivables Outstanding are the sum of principal receivables and finance charge receivables. It does not include [ ] closed accounts with a zero balance and [ ] charged-off accounts. The receivables of the charged-off accounts are valued at zero. However, for purposes of realizing recoveries, the receivables of those charged-off accounts have been assigned to the Trust and, if those charged-off receivables are sold to a third party, the initial cash proceeds from that sale will be treated as finance charge collections.

             Composition of Accounts by Geographic Distribution(1)
                                (As of [     ])


                                                                             Percentage                    Percentage
                                                                             of Total                       of Total
                                                             Receivables    Receivables     Number of       Number of
State                                                      Outstanding(2)    Outstanding   Accounts(2)      Accounts
-----                                                      --------------   ------------   -----------     ----------
California                                                                              %                            %
Texas                                                                                   %                            %
New York                                                                                %                            %
Florida                                                                                 %                            %
Illinois                                                                                %                            %
Pennsylvania                                                                            %                            %
Ohio                                                                                    %                            %
North Carolina                                                                          %                            %
Michigan                                                                                %                            %
Georgia                                                                                 %                            %
New Jersey                                                                              %                            %
Indiana                                                                                 %                            %
Virginia                                                                                %                            %
Washington                                                                              %                            %
Massachusetts                                                                           %                            %
Missouri                                                                                %                            %
All Others (2)(3)                                                                       %                            %
                                                           --------------   ------------   -----------     ----------
Total                                                                             100.00%                      100.00%
                                                           ==============   ============   ===========     ==========

-------------------
(1)  Determined on the basis of accountholders' telephone area codes.
(2) Receivables Outstanding are the sum of principal receivables and finance charge receivables. Does not include [ ] closed accounts with a zero balance and [ ] charged-off accounts. The receivables of the charged-off accounts are valued at zero. However, for purposes of realizing recoveries, the receivables of those accounts have been assigned to the Trust and, if those charged-off receivables are sold to a third party, the initial cash proceeds from that sale will be treated as finance charge collections.

(3) No state other than those listed has more than 2.00% of the total Receivables Outstanding.

                                   THE BANK

     As of the Bank's [ ] Call Report, the Bank had total deposits of approximately $[ ] billion, total assets of approximately $[ ] billion and total equity of approximately $[ ] billion. See "The Bank" in the prospectus.

                                USE OF PROCEEDS

     Net proceeds from the sale of the Series [ ] certificates in the amount of the Class A initial invested amount, Class B initial invested amount and the collateral invested amount, less offering expenses, will be paid to the Bank. The Bank will use those proceeds for general corporate purposes.

                               SERIES PROVISIONS

The Certificates and the Series [           ] Certificateholders' Interest

     The Series [ ] certificates will be issued pursuant to the pooling agreement and the Series [ ] pooling agreement supplement. The Series [ ] certificates will consist of four classes:

     . the [ ]% Class A Asset Backed Certificates, Series [ ] (the "Class A certificates");

     . the Floating Rate Class B Asset Backed Certificates, Series [ ] (the "Class B certificates");

     .   a class comprising a collateral interest (the "collateral interest");
         and

     .   a class comprising a Class D interest (the  "Class D interest")

You should read the prospectus for additional information concerning the Series [ ] certificates and the pooling agreement.

     The "Series [ ] certificateholders' interest" consists of:

     .   the Class A certificateholders' interest in the trust assets;

     .   the Class B certificateholders' interest in the trust assets;

     .   the collateral interest holder's interest in the trust assets; and

     .   the Class D interest holder's interest in the trust assets.

     Each of the Class A certificates and the Class B certificates offered hereby represents an undivided interest in certain trust assets. The Class A certificates also represent an undivided interest in investments and funds on deposit in the principal funding account in respect of the Class A certificates. The Class B certificates also represent an undivided interest in investments and funds on deposit in the principal funding account in respect of the Class B certificates. The collateral interest and the Class D interest are uncertificated undivided interests in specified assets of the Trust.

     The providers of the collateral interest and the Class D interest are referred to in this prospectus supplement as the "collateral interest holder" and the "Class D interest holder", respectively.

Interest on the Certificates

     Interest will accrue on the outstanding principal amount of the Class A certificates at the "Class A certificate rate", which is [ ]% per annum. Interest will be distributed monthly to the Class A certificateholders on [ ] and on each following interest payment date in an amount equal to the Class A monthly interest payable on that interest payment date.

     Any overdue interest with respect to the Class A certificates will be due on the next following interest payment date, with additional interest on that overdue interest at a rate equal to the Class A certificate rate, to the extent permitted by law.

     "Interest payment date" means the 15th day of each month or, if the 15th day is not a business day, the next following business day.

     "Business day" means any day other than

     .   a Saturday or a Sunday; or

     . a day on which banks are legally obligated or authorized to close in New York City or specified cities in New Hampshire or California in which the Bank is headquartered or has operations centers.

     Interest will accrue on the Class B invested amount at the Class B certificate rate. Interest will be distributed monthly to the Class B certificateholders on [ ] and on each following interest payment date in an amount equal to the Class B monthly interest payable on that interest payment date.

     Any overdue Interest with respect to the Class B certificates will be due on the next following interest payment date, with additional interest on that overdue interest at a rate equal to the Class B certificate rate, to the extent permitted by law.

     "Class B certificate rate" means a rate per annum equal to LIBOR for one-month United States Dollar deposits, determined as of the related LIBOR determination date as described below, plus [ ]%.

     The servicer will determine LIBOR for each interest period as of the second LIBOR business day before the beginning of that interest period and each date that LIBOR is determined is referred to as a "LIBOR determination date". For purposes of calculating LIBOR, a LIBOR business day is any business day on which dealings in deposits in United States Dollars are transacted in the London interbank market.

     "LIBOR" means, with respect to each day of each interest period or portion thereof, the rate per annum shown on page 3750 of the Dow Jones & Company Telerate screen or any successor page as the rate for United States Dollar deposits for a period of one month as of 11:00 a.m., London time, on the LIBOR determination date for that interest period. However, if no such rate is shown, LIBOR will be calculated as follows:

     . if at least two quotations appear on page "LIBO" of the Reuters Monitor Money Rates Service or any successor page as of 11:00 a.m., London time, on the LIBOR determination date for that interest period, LIBOR will be the arithmetic mean -- rounded upwards, if necessary, to the nearest one-sixteenth of one percent -- of the rates per annum of the offered rates for United States Dollar deposits for a period of one month on that LIBOR determination date as displayed on that page.

     . if fewer than two quotations appear on that page, LIBOR will be the rate per annum equal to the arithmetic mean -- rounded upwards, if necessary, to the nearest one-sixteenth of one percent -- of the rates at which deposits in United States Dollars are offered by the reference banks at approximately 11:00 a.m., London time, on the LIBOR determination date for that interest period to prime banks in the London interbank market for a period of one month.

     . if fewer than two such rates are provided by the reference banks as requested, LIBOR will be the rate per annum equal to the arithmetic mean -- rounded upwards, if necessary, to the nearest one- sixteenth of one percent -- of the rates quoted by two or more major banks in New York City, selected by the servicer, at approximately 11:00 a.m., New York City time, on the LIBOR determination date for that interest period to leading European banks for United States Dollar deposits for a period of one month.

     . if fewer than two such rates are provided by major banks in New York City as requested, LIBOR for that interest period will be deemed to be LIBOR for the preceding interest period.

     "Reference banks" means two or more major banks in the London interbank market selected by the servicer.


     "Interest period" means:

     . for the first interest payment date, the period beginning on and including the series issuance date and ending on but excluding the first interest payment date, which will be [ ]; and

     . for each following interest payment date, the period from and including the preceding interest payment date to but excluding that interest payment date.

     Interest payments on the Class A certificates and the Class B certificates on any interest payment date will be funded from available finance charge collections for the related month as described under "--Application of Finance Charge Collections". To the extent that available finance charge collections for that month are insufficient to pay interest on the Class A certificates, reallocated Class D principal collections, reallocated collateral principal collections and reallocated Class B principal collections will be used to pay interest on the Class A certificates. To the extent that available finance charge collections for that month are insufficient to pay interest on the Class B certificates, reallocated Class D principal collections, reallocated collateral principal collections and, to the extent that the application of reallocated Class B principal collections to pay interest on the Class B certificates would not result in a reduction of the Class B invested amount, reallocated Class B principal collections, in each case to the extent those amounts are not needed to pay interest on the Class A certificates, will be used to pay interest on the Class B certificates.

     "Available finance charge collections" means, with respect to any distribution date, an amount equal to the sum of:

     . the product of the floating allocation percentage and the aggregate amount of finance charge collections with respect to the related month, including any investment earnings and other specified amounts that are to be treated as finance charge collections in accordance with the pooling agreement;

     . plus the net investment earnings, if any, on the amounts in the principal funding account with respect to that distribution date;

     . plus amounts, if any, withdrawn from the reserve accounts that are required to be included in available finance charge collections pursuant to the Series [ ] supplement with respect to that distribution date;

     . plus any additional finance charge collections from other series in Group One that are allocated to Series [ ] with respect to that month;

     . plus payments, if any, received with respect to that distribution date under any interest rate swap or cap agreement assigned to the Trust for the benefit of the Series [ ] certificateholders.

No Principal Payments During the Revolving Period

     The Series [ ] certificates have a revolving period which begins on [ ] (the "series cut-off date") and ends immediately before the beginning of the Class A accumulation period, or if earlier, the beginning of the early amortization period. The series cut-off date is the date from which the series has an interest in the trust assets. During the revolving period, no principal payments will be made to Class A certificateholders or Class B certificateholders. Instead, during the revolving period principal
collections allocated to the Series [      ] certificateholders will either be
applied with respect to other series of certificates, or reinvested in receivables. The application of principal collections to other series of
certificates will not reduce the invested amount of the Series [      ]
certificates.

Accumulation of Principal During the Accumulation Period

     The revolving period is scheduled to end, and an accumulation period for the Class A certificates (the "Class A accumulation period") is scheduled to
begin, at the close of business on [     ]. However, that date can be postponed
as described below. The revolving period and the Class A accumulation period can also end at any time if a pay out event occurs, in which case, an early amortization period will begin.

     On each distribution date with respect to the Class A accumulation period, principal will be deposited into the principal funding account in an amount up to the Class A controlled deposit amount with respect to that distribution date, with the intention of accumulating the Class A invested amount for distribution on the Class A expected final payment date . The funds on deposit in the principal funding account for the Class A certificates will be distributed to the Class A certificateholders on the Class A expected final payment date , or earlier, if a pay out event occurs.

     An accumulation period for the Class B certificates (the "Class B
accumulation period") is scheduled to begin at the close of business on [     ],
which is the last business day of the month preceding the Class A expected final payment date. The Class B accumulation period can also end at any time if a pay out event occurs, in which case, an early amortization period will begin.

     The servicer may elect to postpone the beginning of the Class A accumulation period and extend the length of the revolving period, subject to the conditions set forth below. The servicer may make that election only if the Class A accumulation period length, determined as described below, is less than twenty-four months and if no pay out event has occurred and is continuing with respect to any other series. On each determination date during the revolving period, the servicer will determine the "Class A accumulation period length", which is the number of months expected to be required fully to fund the Class A initial invested amount no later than the Class A expected final payment date, based on

     . the expected monthly principal collections allocated to all outstanding series (excluding any variable funding series), assuming a principal payment rate no greater than the lowest monthly principal payment rate on the receivables for the preceding twelve months; and

     . the amount of principal expected to be distributable to the certificateholders of all outstanding series (excluding any variable funding series) that are not expected to be in their respective revolving periods during the Class A accumulation period.

A "variable funding series" is a series which has a principal amount that can be increased or decreased by the Bank from time to time up to a specified maximum amount. Whether a series is a variable funding series will be specified in the related pooling agreement supplement. If the Class A accumulation period length is less than twenty-four months, the servicer may, at its option, postpone the beginning of the Class A accumulation period such that the number of months included in the Class A accumulation period will be equal to or exceed the Class A accumulation period length. The effect of the calculation described above is to permit the reduction of the length of the Class A accumulation period based on the invested amounts of other series which are expected to be in their revolving periods during the Class A accumulation period or on increases in the principal payment rate occurring after the series issuance date. The length of the Class A accumulation period will not be less than one month. If the beginning of the Class A accumulation period is delayed as described above, and if a pay out event with respect to

Series [      ] occurs after the date originally scheduled as the beginning of the Class A accumulation period or a pay out event occurs with respect to any other series, then it is probable that the Class A certificateholders, and consequently the Class B certificateholders, would receive some of their principal later than if the Class A accumulation period had not been delayed.

Payment of Principal on the Expected Final Payment Date and During an Early Amortization Period

     If the Class A invested amount is paid in full on the Class A expected final payment date, then on each distribution date with respect to the Class B accumulation period, principal will be deposited into the principal funding account in an amount up to the Class B controlled deposit amount with respect to that distribution date, with the intention of accumulating the Class B invested amount for distribution on the Class B expected final payment date. The funds on deposit in the principal funding account for the Class B certificates will be distributed to the Class B certificateholders on the Class B expected final payment date, or earlier on the first early amortization payment date, if a pay out event occurs.

     If the Class A invested amount is not paid in full on the Class A expected final payment date or the Class B invested amount is not paid in full on the Class B expected final payment date, a pay out event will occur and an early amortization period will begin. During an early amortization period, principal will be paid to the Class A certificateholders monthly on each early amortization payment date until the Class A invested amount is paid in full and then to the Class B certificateholders until the Class B invested amount is paid in full or, in either case, until the series termination date occurs. If a pay
out event occurs with respect to the Series [     ] certificates during the
Class A accumulation period or the Class B accumulation period, any amount on deposit in the principal funding account will be paid to the Class A certificateholders or the Class B certificateholders, as the case may be, on the first early amortization payment date. See "--Application of Available Principal Collections" and "--Pay Out Events" in this prospectus supplement and "The Certificates--Pay Out Events" in the prospectus for a discussion of events that might lead to the beginning of an early amortization period.

Allocation Percentages

     For each day during each month, the servicer will allocate between the
Series [      ] certificateholders' interest, the seller's interest and the certificateholders' interests of the other series issued and outstanding from time to time all finance charge collections and principal collections and the defaulted amount with respect to that month.

     Finance charge collections and the defaulted amount with respect to any
month will be allocated to the Series [     ] certificateholders' interest based
on the floating allocation percentage. The "floating allocation percentage" is

     . for the first month, the percentage equivalent of the following fraction:


              the initial invested amount for the period from and
           including the series issuance date through and including
                       the last day of that first month
         ------------------------------------------------------------
           the sum of the principal receivables in the Trust and the
          amount on deposit in the special funding account as of the series cut-off date

     . for each following month, the percentage equivalent of the following fraction:


            the adjusted invested amount as of the last day of the
                               preceding month
         -------------------------------------------------------------
          the sum of the total amount of principal receivables in the
            Trust and the amount on deposit in the special funding
               account as of the last day of the preceding month


     Principal collections with respect to each day during any month will be
allocated to the Series [      ] certificateholders' interest based on the
principal allocation percentage. The "principal allocation percentage" is

     . during the revolving period, the percentage equivalent of the following fraction:


            the invested amount as of the last day of the preceding
                                     month
        --------------------------------------------------------------
          the greater of (i) the sum of the principal receivables in the Trust and the amount on deposit in the special funding account as of the last day of the preceding month and (ii)
          the sum of the numerators used to calculate the allocation percentages with respect to principal collections for all
                              outstanding series

     . at all other times before the earlier of the date on which the invested amount is paid in full and the series termination date, the percentage equivalent of the following fraction:

            the invested amount as of the last day of the revolving
                                    period
         ------------------------------------------------------------
          the greater of (i) the sum of the principal receivables in the Trust and the amount on deposit in the special funding account as of the last day of the preceding month and (ii)
          the sum of the numerators used to calculate the allocation percentages with respect to principal collections for all
                              outstanding series

     "Adjusted invested amount" means, when used with respect to any date of determination, an amount equal to the sum of:

     .  the Class A adjusted invested amount;

     .  plus the Class B adjusted invested amount;

     .  plus the collateral invested amount;

     .  plus the Class D invested amount.

     "Class A adjusted invested amount" means, when used with respect to any date of determination an amount equal to:

     .   the Class A invested amount;

     . minus the amount, if any, on deposit in the principal funding account with respect to the Class A certificates on that date.

     "Class B adjusted invested amount" means, when used with respect to any date of determination an amount equal to:

     .   the Class B invested amount;

     . minus the amount, if any, on deposit in the principal funding account with respect to the Class B certificates on that date.

     "Class A initial invested amount" means $[           ].

     "Class A invested amount" means, when used with respect to any date of determination, an amount equal to:

     .   the Class A initial invested amount;

     . minus the aggregate amount of principal payments made to Class A certificateholders before that date;

     . minus the excess, if any, of the aggregate amount of Class A charge-offs over the aggregate amount of Class A charge-offs reimbursed as described under "--Application of Finance Charge Collections" before that date.

The Class A invested amount will not be reduced below zero.

     "Class B initial invested amount" means $[            ].

     "Class B invested amount" means, when used with respect to any date of determination, an amount equal to:

     .   the Class B initial invested amount;

     . minus the aggregate amount of principal payments made to Class B certificateholders before that date;

     . minus the aggregate amount by which the Class B invested amount has been reduced in respect of the application of reallocated Class B principal collections on all prior distribution dates as described under "--Reallocation of Principal Collections";

     .   minus the aggregate amount of Class B charge-offs before that date; and

     . plus the aggregate amount of available finance charge collections applied on all prior distribution dates for the purpose of reimbursing amounts deducted pursuant to the previous two bullet points as described under "--Application of Finance Charge Collections".

The Class B invested amount will not be reduced below zero.

     "Collateral initial invested amount" means $[         ].

     "Collateral invested amount" means, when used with respect to any date of determination, an amount equal to:

     .   the collateral initial invested amount;

     . minus the aggregate amount of principal payments made to the collateral interest holder before that date;

     . minus the aggregate amount by which the collateral invested amount has been reduced in respect of the application of reallocated Class B principal collections and reallocated collateral principal collections on all prior distribution dates as described under "--Reallocation of Principal Collections";

     . minus the aggregate amount by which the collateral invested amount has been reduced on all prior distribution dates as described under "--Allocation of Defaulted Amounts and Charge-Offs"; and

     . plus the aggregate amount of available finance charge collections applied on all prior distribution dates for the purpose of reimbursing amounts deducted pursuant to the previous two bullet points as described under "--Application of Finance Charge Collections".

The collateral invested amount will not be reduced below zero.

     "Class D initial invested amount" means $[            ].

     "Class D invested amount" means, when used with respect to any date of determination, an amount equal to:

     .   the Class D initial invested amount;

     . minus the aggregate amount of principal payments made to the Class D interest holder before that date;

     . minus the aggregate amount by which the Class D invested amount has been reduced in respect of the application of reallocated principal collections on all prior distribution dates as described under "--Reallocation of Principal Collections";

     . minus the aggregate amount by which the Class D invested amount has been reduced on all prior distribution dates as described under "--Allocation of Defaulted Amounts and Charge-Offs"; and

     . plus the aggregate amount of available finance charge collections applied on all prior distribution dates for the purpose of reimbursing amounts deducted pursuant to the previous two bullet points as described under "--Application of Finance Charge Collections".

The Class D invested amount will not be reduced below zero.

     "Invested amount" means, with respect to any date of determination, an amount equal to the sum of:

     .   the Class A invested amount;

     .   plus the Class B invested amount;

     .   plus the collateral invested amount;

     .   plus the Class D invested amount.

     "Initial invested amount" means $[       ].


Application of Finance Charge Collections

     On each distribution date, the servicer will apply -- if the Bank is the servicer and the collection account is maintained with the Bank -- or will cause the trustee to apply available finance charge collections and, if applicable, reallocated principal collections on deposit in the collection account with respect to the related month to make the following distributions in the following priority:

     . First, an amount equal to Class A monthly interest for that distribution date, plus the amount of any Class A monthly interest previously due but not distributed to Class A certificateholders on any prior distribution date, plus the amount of any Class A additional interest for that distribution date and any Class A additional interest previously due but not distributed to Class A certificateholders on any prior distribution date, will be distributed to the paying agent for payment to the Class A certificateholders;

     . Second, an amount equal to Class B monthly interest for that distribution date, plus the amount of any Class B monthly interest previously due but not distributed to Class B certificateholders on any prior distribution date, plus the amount of any Class B additional interest for that distribution date and any Class B additional interest previously due but not distributed to Class B certificateholders on any prior distribution date, will be distributed to the paying agent for payment to the Class B certificateholders;

     . Third, an amount equal to the monthly investor servicing fee for that distribution date, plus the amount of any monthly investor servicing fee previously due but not distributed to the servicer on any prior distribution date, will be distributed to the servicer, unless that amount has been netted against deposits to the collection account in accordance with the pooling agreement;

     . Fourth, an amount equal to the Class A defaulted amount for that distribution date will be treated as a portion of available principal collections for that distribution date.

     . Fifth, an amount equal to the aggregate amount of Class A charge-offs that have not been previously reimbursed will be treated as a portion of available principal collections for that distribution date;

     . Sixth, an amount equal to Class B subordinated monthly interest for that distribution date, plus the amount of any Class B subordinated monthly interest previously due but not distributed to Class B certificateholders on any prior distribution date, plus the amount of any Class B subordinated additional interest for that distribution date and any Class B subordinated additional interest previously due but not distributed to Class B certificateholders on any prior distribution date, will be distributed to the paying agent for payment to the Class B certificateholders;

     . Seventh, an amount equal to the Class B defaulted amount for that distribution date will be treated as a portion of available principal collections for that distribution date;

     . Eighth, an amount equal to the aggregate amount by which the Class B invested amount has been reduced

         . due to the application of reallocated principal collections on all prior distribution dates as described under "--Reallocation of Principal Collections"; and

         . by Class B charge-offs as described under "--Allocation of Defaulted Amounts and Charge-Offs";

         but not in excess of the aggregate amount of those reductions that have not been previously reimbursed, will be treated as a portion of available principal collections with respect to that distribution date;

     . Ninth, an amount equal to collateral monthly interest for that distribution date, plus the amount of any collateral monthly interest previously due but not paid to the collateral interest holder on any prior distribution date, and interest thereon, will be paid to the collateral interest holder;

     . Tenth, an amount equal to the collateral defaulted amount for that distribution date will be treated as a portion of available principal collections with respect to that distribution date;

     . Eleventh, on each distribution date when the Class A reserve account is required to be funded, an amount up to any deficiency in the amount on deposit in the Class A reserve account will be deposited into the Class A reserve account;

     . Twelfth, on each distribution when the Class B reserve account is required to be funded, an amount up to any deficiency in the amount on deposit in the Class B reserve account will be deposited into the Class B reserve account;

     . Thirteenth, an amount equal to the aggregate amount by which the collateral invested amount has been reduced

         . due to the application of reallocated principal collections on all prior distribution dates as described under "--Reallocation of Principal Collections"; and

         .    as described under "--Allocation of Defaulted Amounts and Charge-
              Offs";

         but not in excess of the aggregate amount of those reductions that have not been previously reimbursed, will be treated as a portion of available principal collections with respect to that distribution date;

     . Fourteenth, an amount equal to the Class D defaulted amount for that distribution date will be treated as a portion of available principal collections with respect to those distribution date;

     . Fifteenth, an amount equal to the aggregate amount by which the Class D invested amount has been reduced

         . due to the application of reallocated principal collections on all prior distribution dates as described under "--Reallocation of Principal Collections"; and

         .    as described under "--Allocation of Defaulted Amounts and Charge-
              Offs";

         but not in excess of the aggregate amount of those reductions that have not been previously reimbursed, will be treated as a portion of available principal collections with respect to that distribution date;

     . Sixteenth, an amount equal to the aggregate of any other amounts then due to the collateral interest holder pursuant to the collateral agreement -- to the extent those amounts are payable pursuant to the collateral agreement as part of the Noteholders' Interest Distributable Amount, as defined in the collateral agreement -- will be distributed to the collateral interest holder for application in accordance with the collateral agreement; and

     . Seventeenth, the balance, if any, will constitute additional finance charge collections for that distribution date and will be available for allocation to other series in Group One or to the Bank as described under "--Sharing of Additional Finance Charge Collections Within Group One".

     "Class A additional interest" means, with respect to any distribution date, if the Class A interest shortfall with respect to the preceding interest payment date is greater than zero, an amount equal to the product of:

                                                      the Class A interest
           1          the Class A certificate        shortfall with respect to
          ---- x               rate              x    the preceding interest
           12                                             payment date


     "Class A defaulted amount" means, with respect to any distribution date, an amount equal to the product of:

        the defaulted         the floating allocation           the Class A
        amount for the   x      percentage for that     x    percentage for that
        related month                 month                         month

     "Class A interest shortfall" means, with respect to any interest payment date:

     .   the Class A monthly interest for that interest payment date;

     . minus the aggregate amount of funds allocated and available to pay that Class A monthly interest on that interest payment date.

     "Class A monthly interest" means:

     . with respect to the first interest payment date, interest accrued on the outstanding principal amount of the Class A certificates at the Class A certificate rate from and including the series issuance date to but excluding the first interest payment date, calculated on the basis of a 360-day year of twelve 30-day months; and

     .   with respect to each following interest payment date, an amount equal to the product of:

                                                     the outstanding principal
           1                                          amount of the Class A
          ---- x      the Class A certificate   x    certificates as of the last
           12                   rate                   business day of the
                                                          preceding month

     "Class A percentage" means:

     . with respect to the first month, the percentage equivalent of the following fraction:


                      the Class A initial invested amount
                    ---------------------------------------
                          the initial invested amount

     . with respect to any following month, the percentage equivalent of the following fraction:


          the Class A adjusted invested amount as of the last day of the preceding month
        -------------------------------------------------------------
            the adjusted invested amount as of the last day of the
                                preceding month

     "Class B additional interest" means, with respect to any distribution date, if the Class B interest shortfall with respect to the preceding interest payment date is greater than zero, an amount equal to the product of:

          the actual number                               the Class B interest
            of days in the                                   shortfall with
           related interest  x   the Class B         x       respect to the
                period          certificate rate            preceding interest
          -----------------                                  payment date
                 360

     "Class B defaulted amount" means, with respect to any distribution date, an amount equal to the product of:

          the defaulted          the floating               the Class B
         amount for the      x    allocation         x   percentage for that
         related month          percentage for that            month
                                      month

     "Class B interest shortfall" means, with respect to any interest payment date:

     .   the Class B monthly interest for that interest payment date;

     . minus the aggregate amount of funds allocated and available to pay Class B monthly interest on that interest payment date.

     "Class B monthly interest" means, with respect to any interest payment date, an amount equal to the product of:

   the actual number
    of days in the                                        the Class B invested
   related interest              the Class B                amount as of the
        period        x       certificate rate      x     last business day of
  ------------------
          360                                              the preceding month

     "Class B percentage" means:

     .   with respect to the first month, the percentage equivalent of the following fraction:


                      the Class B initial invested amount
                    ---------------------------------------
                          the initial invested amount

     .   with respect to any following month, the percentage equivalent of the following fraction:


          the Class B adjusted invested amount as of the last day of the preceding month
          -----------------------------------------------------------
            the adjusted invested amount as of the last day of the
                                preceding month

     "Class B subordinated additional interest" means, with respect to any distribution date, if the Class B interest shortfall with respect to the preceding interest payment date is greater than zero, an amount equal to the product of:



   the actual number
    of days in the                                            the Class B
   related interest                                           subordinated
        period        x          the Class B        x      interest shortfall
  ------------------
                              certificate rate             with respect to the
          360                                              preceding interest
                                                              payment date

     "Class B subordinated interest shortfall" means, with respect to any interest payment date:

     . the Class B subordinated monthly interest for that interest payment date;

     . minus the aggregate amount of funds allocated and available to pay Class B subordinated monthly interest on that interest payment date.

     "Class B subordinated monthly interest" means, with respect to any interest payment date, an amount equal to the product of:

   the actual number                                       the excess of the
    of days in the                                            outstanding
   related interest                                       principal amount of
        period            x    the Class B                   the Class B
  -------------------
          360                certificate rate      x     certificates over the
                                                           Class B invested
                                                           amount as of the
                                                          last business day of
                                                          the preceding month


     "Class D defaulted amount" means, with respect to any distribution date, an amount equal to the product of:

     the defaulted                the floating                 the Class D
     amount for the   x            allocation       x      percentage for that
     related month             percentage for that                month
                                      month

     "Class D percentage" means, with respect to any month, 100% minus the sum of the Class A percentage, the Class B percentage and the collateral percentage.

     "Collateral agreement" means the transfer and administration agreement between the Bank and the holder of the collateral interest and the Class D interest, as amended, supplemented or modified from time to time.

     "Collateral defaulted amount" means, with respect to any distribution date, an amount equal to the product of:

     the defaulted             the floating              the collateral
     amount for the    x        allocation         x   percentage for that
     related month           percentage for that              month
                                  month

     "Collateral monthly interest" means, with respect to any distribution date, an amount equal to the product of:

   the actual number                                                          the outstanding
    of days in the              LIBOR as of the related LIBOR                 principal amount
   related interest          determination date, plus [    ], or any          of the collateral
        period          x    lesser rate that may be designated as     x      interest as of the
 --------------------
          360                 the collateral interest rate in the            last business day of
                                     collateral agreement                       the preceding
                                                                                    month

     "Collateral percentage" means:

     .   with respect to the first month, the percentage equivalent of the following fraction:

                         the collateral initial amount
                         -----------------------------
                          the initial invested amount

     .   with respect to any following month, the percentage equivalent of the following fraction:


           the collateral invested amount as of the last day of the
                                preceding month
          ----------------------------------------------------------
            the adjusted invested amount as of the last day of the
                                preceding month

     "Series issuance date" means [         ].


Deficiency in Available Finance Charge Collections

     On each distribution date, if available finance charge collections are less than the sum of the following amounts for that distribution date:

     .   current and overdue Class A monthly interest and any Class A additional interest;

     .   current and overdue Class B monthly interest and any Class B additional interest;

     .   current and overdue monthly investor servicing fees;

     .   the Class A defaulted amount;

     .   the Class B defaulted amount;

     . current and overdue collateral monthly interest, and interest on any overdue collateral monthly interest; and

     .   the collateral defaulted amount;

a finance charge deficiency will result. If there is a finance charge deficiency with respect to any distribution date, principal collections will be reallocated as described under "--Reallocation of Principal Collections" and those reallocated principal collections will be applied to cover that finance charge deficiency.

[Sharing of Additional Finance Charge Collections within Group One]

     [The Series [       ] certificates are part of a group of series
designated as "Group One".]

     [Upon the issuance of the Series [    ] certificates, [    ] series issued
by the Trust will be outstanding as of the series issuance date and will be included in Group One. Group One is expected to include additional series issued from time to time. Additional finance charge collections, if any, with respect to any series included in Group One will be applied to cover any shortfalls with respect to amounts payable from finance charge collections allocable to any other series in Group One, pro rata based upon the amount of the shortfall, if any, with respect to each other series in Group One. There are also some limitations on sharing of additional finance charge collections. Additional finance charge collections not required to cover shortfalls of any series will be paid to or at the direction of the Bank. See "The Certificates--Sharing of Additional Finance Charge Collections within Groups of Series" in the prospectus.]

Application of Available Principal Collections

     On each distribution date, the servicer will apply -- if the Bank is the servicer and the collection account is maintained with the Bank -- or will cause the trustee to apply available principal collections then on deposit in the collection account to make the distributions described below.

     "Available Principal Collections" means, with respect to any distribution date, an amount equal to the sum of:

     .   an aggregate amount equal to the sum for each day in the related month of the product of:

   the principal allocation percentage       the amount of that day's principal
        with respect to that day         x              collections

     .   plus any shared principal collections with respect to other series that
         are allocated to Series [   ] with respect to that month;

     .   plus any other amounts treated as available principal collections
         pursuant to the Series [   ] supplement with respect to that
         distribution date; and

     . minus reallocated principal collections with respect to that month as described under "--Deficiency in Available Finance Charge Collections" and "--Reallocation of Principal Collections".

     Application of Available Principal Collections during the Revolving Period. On each distribution date during the revolving period, an amount equal to the available principal collections on deposit in the collection account with respect to the related month will be distributed in the following priority:

     . an amount equal to collateral monthly principal, if any, for that distribution date will be distributed to the collateral interest holder for application in accordance with the collateral agreement; and

     . the balance, if any, of available principal collections on deposit in the collection account with respect to that month will be treated as shared principal collections and applied in accordance with the pooling agreement.

     Application of Available Principal Collections after the Revolving Period. On each distribution date during the period beginning on the earlier to occur of

     .   the first distribution date with respect to the Class A accumulation period; and

     .   the first early amortization payment date during an early amortization period;

and ending on the earlier to occur of

     .   the date on which the invested amount has been paid in full to the
         Series [    ] certificateholders; and

     .   the series termination date;

an amount equal to the available principal collections on deposit in the collection account with respect to the related month will be distributed in the following priority:

     . First, an amount equal to Class A monthly principal for that distribution date will be deposited into the principal funding account, and on the Class A expected final payment date and each early amortization payment date that amount will be paid to Class A certificateholders;

     . Second, an amount equal to Class B monthly principal for that distribution date will be deposited into the principal funding account, and on the Class B expected final payment date and each early amortization payment date that amount will be paid to Class B certificateholders;

     . Third, an amount equal to the collateral monthly principal, if any, for that distribution date will be distributed to the collateral interest holder for application in accordance with the collateral agreement;

     . Fourth, an amount equal to the Class D monthly principal, if any, for that distribution date will be distributed to the Class D interest holder; and

     . Fifth, the balance, if any, of available principal collections then on deposit in the collection account with respect to that month will be treated as shared principal collections and applied in accordance with the pooling agreement.

     "Class A controlled accumulation amount" means, for any distribution date with respect to the Class A accumulation period, $[ ]. However, if the servicer elects to postpone the beginning of the Class A accumulation period as described under "--Application of Available Principal Collections", the Class A controlled accumulation amount for each distribution date with respect to the Class A accumulation period will be an amount determined by the servicer such that the sum of the Class A controlled accumulation amounts for all those distribution dates will not be less than the Class A initial invested amount.

     "Class A controlled deposit amount" means, for any distribution date with respect to the Class A accumulation period, an amount equal to the sum of:

     .   the Class A controlled accumulation amount for that distribution date;

     . plus any Class A deficit controlled accumulation amount for the preceding distribution date.

     "Class A deficit controlled accumulation amount" means:

     . on the first distribution date with respect to the Class A accumulation period:

         . the Class A controlled accumulation amount for that distribution date;

         . minus the amount on deposit in the principal funding account as Class A monthly principal for that distribution date; and

     .   on each following distribution date with respect to the Class A accumulation period:

         . the Class A controlled accumulation amount for that subsequent distribution date and any Class A deficit controlled accumulation amount for the prior distribution date;

         . minus the amount on deposit in the principal funding account as Class A monthly principal on that subsequent distribution date.

     "Class A monthly principal" means, beginning with the first to occur of

     .   the first early amortization payment date, if any; and

     . the first distribution date with respect to the Class A accumulation period;

an amount equal to the least of:

     . available principal collections on deposit in the collection account with respect to that distribution date;

     . for each distribution date with respect to the Class A accumulation period, the Class A controlled deposit amount for that distribution date; and

     .   the Class A adjusted invested amount on that distribution date.

     "Class B controlled accumulation amount" means, for any distribution date with respect to the Class B accumulation period, $[ ], or such other amount as the servicer may determine upon written notice to the trustee before the beginning of the Class B accumulation period. However, the Class B controlled accumulation amount for each distribution date with respect to the Class B accumulation period will be an amount determined by the servicer such that the sum of the Class B controlled accumulation amounts for all those distribution dates will not be less than the Class B initial invested amount.

     "Class B controlled deposit amount" means, for any distribution date with respect to the Class B accumulation period, an amount equal to the sum of the Class B controlled accumulation amount for that distribution date and any Class B deficit controlled accumulation amount for the preceding distribution date.

     "Class B deficit controlled accumulation amount" means:

     . on the first distribution date with respect to the Class B accumulation period:

        . the Class B controlled accumulation amount for that distribution date;

        . minus the amount on deposit in the principal funding account as Class B monthly principal for that distribution date; and

     . on each subsequent distribution date with respect to the Class B accumulation period:

        . the Class B controlled accumulation amount for that distribution date and any Class B deficit controlled accumulation amount for the prior distribution date;

        . minus the amount on deposit in the principal funding account as Class B monthly principal on that subsequent distribution date.

     "Class B monthly principal" means, beginning with the Class B principal commencement date, an amount equal to the least of:

     . available principal collections on deposit in the collection account with respect to that distribution date, minus the portion of available principal collections applied to Class A monthly principal on that distribution date;

     . for each distribution date with respect to the Class B accumulation period, the Class B controlled deposit amount for that distribution date; and

     .   the Class B adjusted invested amount on that distribution date.

     "Class B principal commencement date" means:

     . if the Class A invested amount is paid in full on the Class A expected final payment date and an early amortization period has not begun, the distribution date following the Class A expected final payment date; and

     . otherwise, the distribution date on which the Class A invested amount is paid in full.

     "Class D monthly principal" means for any distribution date beginning with the distribution date on which the Class A invested amount, the Class B invested amount and the collateral invested amount are paid in full, an amount equal to the lesser of:

     . available principal collections, minus the portion of available principal collections applied to Class A monthly principal, Class B monthly principal or collateral monthly principal on that distribution date; and

     .   the Class D invested amount on that distribution date.

     "Collateral monthly principal" means:

     . for any distribution date before the distribution date on which the Class A invested amount and the Class B invested amount are paid in full, an amount equal to the lesser of:

         . available principal collections not applied to Class A monthly principal or Class B monthly principal on that distribution date; and

         . the excess, if any, of the collateral invested amount over the required collateral invested amount, after giving effect to any adjustments made to the required collateral invested amount on that distribution date; and

     . for any remaining distribution date beginning with the distribution date on which the Class A invested amount and the Class B invested amount are paid in full, an amount equal to the lesser of:

         . available principal collections, minus the portion of available principal collections applied to Class A monthly principal or Class B monthly principal on that distribution date; and

         .    the collateral invested amount on that distribution date.

     "Required collateral invested amount" means:

     .   the required enhancement amount;

     .   minus the required Class D invested amount.

     "Required enhancement amount" means, with respect to any distribution date

     .   [     ]% of the initial invested amount; or

     .   with the consent of the collateral interest holder, [     ]% of the
         adjusted invested amount on that distribution date after taking into account any adjustments to the adjusted invested amount on that
         distribution date, but not less than $[     ]. However, if a pay out
         event with respect to Series [      ] has occurred, the required
         enhancement amount will thereafter equal the required enhancement amount for the distribution date preceding that pay out event.

The required enhancement amount may be reduced at the Bank's option at any time, subject to the approval of each rating agency that has rated the Class A certificates and the Class B certificates and subject to certain requirements to notify the servicer and the trustee and obtain the consent of the collateral interest holder.

     "Required Class D invested amount" means $[        ].

     The Series [ ] supplement may be amended by the Bank to reduce the required Class D invested amount or the required collateral invested amount only if the required enhancement amount is not reduced. Any such amendment to the Series [ ] supplement will not require the consent of the Class A certificateholders or the Class B certificateholders but will be subject to the approval of each rating agency that has rated the Class A certificates or the Class B certificates and the consent of the collateral interest holder.

Reallocation of Principal Collections

     If there is a finance charge deficiency, as described in "--Deficiency in Available Finance Charge Collections", principal collections up to the amount of the deficiency will be reallocated to be treated as finance charge collections, and applied as described in "--Application of Finance Charge Collections" and "--Deficiency in Available Finance Charge Collections".

     Reallocated principal collections reduce available principal collections that are used to fund deposits to the principal funding account in respect of and to make principal payments on the Class A Certificates and the Class B certificates. Reallocated principal collections will also reduce the portion of
the finance charge collections of the Trust that are allocated to Series [    ].

     Reallocation of Class D Principal Collections. If there is a finance charge deficiency with respect to any month, reallocated Class D principal collections for that month will be used to fund any deficiency pursuant to items First, Second, Third, Fourth, Seventh, Ninth and Tenth under "--Application of Available Finance Charge Collections", in the same priority. The Class D invested amount -- after giving effect to any reductions in the Class D invested amount on that distribution date as described under "--Allocation of Defaulted Amounts and Charge-Offs" in respect of the amount by which the Class D defaulted amount exceeded the amount of available finance charge collections available to fund the Class D defaulted amount -- will be reduced with respect to each month by the amount of those reallocated Class D principal collections. However, the Class D invested amount will not be reduced below zero.

     Reallocation of Collateral Principal Collections. If there is a finance charge deficiency with respect to any month, and reallocated Class D principal collections are not enough to cover it, reallocated collateral principal collections for that month will be used to fund any deficiency pursuant to items First, Second, Third, Fourth, Seventh and Ninth -- but only to the extent that any application of reallocated collateral principal collections to the amount described in item Ninth would not result in a reduction of the collateral invested amount -- under "--Application of Available Finance Charge Collections", in the same priority. The Class D invested amount --after giving effect to any reductions in the Class D invested amount on that distribution date as described in the preceding paragraph in respect of the application of reallocated Class D principal collections and as described under "--Allocation of Defaulted Amounts and Charge-Offs" in respect of the amount by which the Class D defaulted amount exceeded the amount of available finance charge collections available to fund the Class D defaulted amount -- will be reduced by the amount of those reallocated collateral principal collections. If that reduction would cause the Class D invested amount to be reduced below zero, the Class D invested amount will be reduced to zero and the collateral invested amount -- after giving effect to any reductions in the collateral invested amount on that distribution date as described under "--Allocation of Defaulted Amounts and Charge-Offs" in respect of the amount by which the collateral defaulted amount exceeded the amount of available finance charge collections available to fund the collateral defaulted amount -- will be reduced by the amount by which the Class D invested amount would have been reduced below zero. However, the collateral invested amount will not be reduced below zero.

     Reallocation of Class B Principal Collections. If there is a finance charge deficiency with respect to any month, and reallocated Class D principal collections and reallocated collateral principal collections are not enough to cover it, reallocated Class B principal collections for that month will be used to fund any deficiency pursuant to items First, Second -- but only to the extent that any application of reallocated Class B principal collections to the amount described in item Second would not result in a reduction of the Class B invested amount --, Third and Fourth under "--Application of Available Finance Charge Collections", in the same priority. The Class D invested amount -- after giving effect to any reductions in the Class D invested amount on that distribution date as described in the second preceding paragraph in respect of the application of reallocated Class D principal collections, as described in the preceding paragraph in respect of the application of reallocated collateral principal collections and as described under "--Allocation of Defaulted Amounts and Charge-Offs" in respect of the amount by which the Class D defaulted amount exceeded the amount of available finance charge collections available to fund the Class D defaulted amount -- will be reduced by the amount of those reallocated Class B principal collections. If that reduction would cause the Class D invested amount to be reduced below zero, the Class D invested amount will be reduced to zero and the collateral invested amount -- after giving effect to any reductions in the collateral invested amount on that distribution date as described in the preceding paragraph in respect of the application of reallocated collateral principal collections and as described under "--Allocation of Defaulted Amounts and Charge-Offs" in respect of the amount by which the collateral defaulted amount exceeded the amount of available finance charge collections available to fund the collateral defaulted amount -- will be reduced by the amount by which the Class D invested amount would have been reduced below zero. If that reduction would cause the collateral invested amount to be reduced below zero, the collateral invested amount will be reduced to zero and the Class B invested amount -- after giving effect to any reductions in the Class B invested amount on that distribution date as described under "--Allocation of Defaulted Amounts and Charge-Offs" in respect of the amount by which the Class B defaulted amount exceeded the amount of available finance charge collections, reallocated Class D principal collections and reallocated collateral principal collections available to fund the Class B defaulted amount -- will be reduced by the amount by which the collateral invested amount would have been reduced below zero. However, the Class B invested amount will not be reduced below zero.

     "Reallocated Class B principal collections" means, with respect to any month, the lesser of:

     .   an amount equal to:

         . the full amount required to be paid pursuant to items First, Second -- but only to the extent that any application of reallocated Class B principal collections to the amount described in item Second would not result in a reduction of the Class B invested amount --, Third and Fourth under "--Application of Available Finance Charge Collections";

         . minus available finance charge collections, reallocated collateral principal collections and reallocated Class D principal collections applied with respect thereto for that month; and

     .   the sum for each day of the related month of the product of:

                        the principal            the amount of that        the Class B percentage as of
                     allocation percentage   x     day's principal     x  the last day of the preceding
                     with respect to that            collections                     month
                             day

     "Reallocated Class D principal collections" means, with respect to any month, the lesser of:

     .   the finance charge deficiency; and

     .   the sum for each day of the related month of the product of:

                         the principal           the amount of that        the Class D percentage as of
                     allocation percentage    x    day's principal    x   the last day of the preceding
                     with respect to that            collections                     month
                              day

     "Reallocated collateral principal collections" means, with respect to any month, the lesser of

     .   an amount equal to:

         . the full amount required to be paid pursuant to items First, Second, Third, Fourth, Seventh and Ninth -- but only to the extent that any application of reallocated collateral principal collections to the amount described in the item Ninth would not result in a reduction of the collateral invested amount -- under "--Application of Available Finance Charge Collections";

         . minus available finance charge collections and reallocated Class D principal collections applied with respect thereto for that month; and

     .   the sum for each day of the related month of the product of:


                        the principal           the amount of that        the collateral percentage as
                     allocation percentage    x   day's principal     x      of the last day of the
                     with respect to that           collections                 preceding month
                              day

     "Reallocated principal collections" means, with respect to any month, the sum of

     .   reallocated Class B principal collections with respect to that month;

     . reallocated collateral principal collections with respect to that month; and

     .   reallocated Class D principal collections with respect to that month.

The Principal Funding Account

     The servicer will establish and maintain in the name of the trustee, on behalf of the Trust, a principal funding account for the benefit of the Class A certificateholders and the Class B certificateholders. The principal funding account will be an eligible deposit account as described in the prospectus under "The Trust Accounts--The Collection Account".

     On each distribution date with respect to the Class A accumulation period, principal will be deposited into the principal funding account on each distribution date for the Class A certificates, and with respect to the Class B accumulation period, for the Class B certificates, as described above under "--Application of Available Principal Collections". Funds on deposit in the principal funding account will be invested to the business day preceding the following distribution date by the trustee at the direction of the servicer in eligible investments, as described in the prospectus under "The Trust Accounts--The Collection Account".

     On each distribution date with respect to the Class A accumulation period and the Class B accumulation period and on the first early amortization payment date, the interest and other investment income -- net of investment expenses and losses -- earned on those investments will be withdrawn from the principal funding account and will be included in available finance charge collections as described above under "--Interest on the Certificates". If those investments for any distribution date with respect to the Class A accumulation period or the first early amortization payment date on or before the Class A expected final payment date yield less than the Class A certificate rate for the related interest period, the net investment earnings on the amounts on deposit in the principal funding account for that distribution date will be less than the Class A covered amount for that distribution date. It is intended that any such shortfall will be funded from available finance charge collections available for that purpose, including, if necessary, a withdrawal from the Class A reserve account, or from reallocated principal collections, as described above under "--Application of Finance Charge Collections" and "--Reallocation of Principal Collections".

     Additionally, if those investments for any distribution date with respect to the Class B accumulation period or the first early amortization payment date after the Class A expected final payment date yield less than the Class B certificate rate for the related interest period, net investment earnings on the amounts on deposit in the principal funding account for that distribution date will be less than the Class B covered amount for that distribution date. It is intended that any such shortfall will be funded from available finance charge collections available for that purpose, including, if necessary, a withdrawal from the Class B reserve account, reallocated Class D principal collections, reallocated collateral principal collections or, to the extent the application thereof to pay interest on the Class B certificates would not result in a reduction of the Class B invested amount, reallocated Class B principal collections, as described above under "--Application of Finance Charge Collections" and "--Reallocation of Principal Collections". Those available amounts at any time will be limited and there can be no assurance that sufficient funds will be available to fund any such shortfall.

     The principal funding account balance, if any, in respect of the Class A certificates will be distributed to Class A certificateholders on the Class A expected final payment date or, if earlier, the first early amortization payment date and the principal funding account balance, if any, in respect of the Class

B certificates will be distributed to Class B certificateholders on the Class B expected final payment date or, if earlier, the first early amortization payment date after the Class A expected final payment date, in each case as described under "--Distributions to Certificateholders".

The Reserve Accounts

     The servicer will establish and maintain in the name of the trustee, on behalf of the Trust, the Class A reserve account for the benefit of the Class A certificateholders and the Class B reserve account for the benefit of the Class B certificateholders. The Class A and Class B reserve accounts will eligible deposit accounts as described under "The Trust Accounts--Creation of Trust Accounts" in the prospectus.

     Funding of the Class A reserve account will begin no later than the third distribution date before the first distribution date with respect to the Class A accumulation period, as the Class A accumulation period may have been postponed at the election of the servicer as described under "--Application of Available Principal Collections". On that distribution date and each following distribution date until the termination of the Class A reserve account, the trustee, acting pursuant to the servicer's instructions, will apply available finance charge collections, to the extent described above under "--Application of Finance Charge Collections", to increase the amount on deposit in the Class A reserve account, up to the Class A required reserve account amount. The Class A required reserve account amount is equal to [ ]% of the Class A initial invested amount. Any excess amount on deposit in the Class A reserve account will be withdrawn and distributed to or at the direction of the Bank.

     Until the Class A reserve account is terminated as described below, all amounts on deposit in the Class A reserve account with respect to any distribution date will be invested to the business day preceding the following distribution date by the trustee at the direction of the servicer in eligible investments. The interest and other investment income -- net of investment expenses and losses -- earned on those investments will be retained in the Class A reserve account up to the Class A required reserve account amount, or distributed to or at the direction of the Bank.

     On or before each of the distribution dates with respect to the Class A accumulation period and the first early amortization payment date on or before the Class A expected final payment date, funds, if any, on deposit in the Class A reserve account will be withdrawn from the Class A reserve account, deposited into the collection account and included in available finance charge collections as described above under "--Interest on the Certificates", in an amount equal to the lesser of:

     . the amount on deposit in Class A available reserve account with respect to that distribution date or early amortization payment date; and

     . the excess, if any, of the Class A covered amount with respect to that distribution date or early amortization payment date over net investment earnings on the amounts on deposit in the principal funding account with respect to that distribution date or early amortization payment date.

However, the amount of that withdrawal will be reduced to the extent that funds are otherwise available to be deposited into the Class A reserve account on that distribution date or early amortization payment date.

     The "Class A covered amount" for any distribution date with respect to the Class A accumulation period or the first early amortization payment date on or before the Class A expected final payment date will be equal to the product of:

                                                       the principal funding
                                                      account balance, if any,
    1              the Class A certificate           with respect to the Class
  ------    x               rate              x       A certificates as of the
    12                                                 preceding distribution
                                                                date

     The Class A reserve account will not be available for the benefit of Class B certificateholders to fund any deficiency in the yield on the principal funding account during the Class B accumulation period. The Class A reserve account will be terminated following the earliest to occur of:

     .   the date on which the Class A certificates are paid in full;

     . the business day preceding the first early amortization payment date on or before the Class A expected final payment date; and

     .   the business day preceding the Class A expected final payment date.

     Upon the termination of the Class A reserve account, all amounts on deposit in the Class A reserve account, after giving effect to any withdrawal from the Class A reserve account on that date as described above, will be distributed to or at the direction of the Bank.

     Funding of the Class B reserve account will begin on the third distribution date before the first distribution date with respect to the Class B accumulation period, as the Class B accumulation period may have been postponed at the election of the servicer as described under "--Application of Available Principal Collections". On that distribution date and each following distribution date until the termination of the Class B reserve account, the trustee, acting pursuant to the servicer's instructions, will apply available finance charge collections, to the extent described above under "--Application of Finance Charge Collections", to increase the amount on deposit in the Class B reserve account, up to the Class B required reserve account amount. The Class B required reserve account amount is equal to [ ]% of the Class B initial invested amount. Any excess amount on deposit in the Class B reserve account will be withdrawn and distributed to or at the direction of the Bank.

     Until the Class B reserve account is terminated as described below, all amounts on deposit in the Class B reserve account with respect to any distribution date will be invested to the business day preceding the following distribution date by the trustee at the direction of the servicer in eligible investments. The interest and other investment income -- net of investment expenses and losses -- earned on those investments will be retained in the Class B reserve account up to the Class B required reserve account amount, or distributed to or at the direction of the Bank.

     On or before each of the distribution dates with respect to the Class B accumulation period and the first early amortization payment date on or before the Class B expected final payment date, funds, if any, on deposit in the Class B reserve account will be withdrawn from the Class B reserve account, deposited into the collection account and included in available finance charge collections as described above under "--Interest on the Certificates", in an amount equal to the lesser of:

     . the amount on deposit in Class B available reserve account with respect to that distribution date or early amortization payment date; and

     . the excess, if any, of the Class B covered amount with respect to that distribution date or early amortization payment date over the net investment earnings on the amounts on deposit in the principal funding account with respect to that distribution date or early amortization payment date.

However, the amount of that withdrawal will be reduced to the extent that funds are otherwise available to be deposited into the Class A reserve account on that distribution date or early amortization payment date.

     The "Class B covered amount" for any distribution date with respect to the Class B accumulation period or the first early amortization payment date (on or before the Class B expected final payment date) will be equal to the product of:

   the actual number of days                                               the principal funding account
    in the related interest                                                balance, if any, with respect
         period                x    the Class B certificate rate for   x   to the Class B certificates as
  --------------------------              that interest period              of the preceding distribution
          360                                                                           date

     The Class B reserve account may be terminated at any time if its termination does not result in a reduction or withdrawal of the ratings on the certificates, or following the earliest to occur of:

     .   the date on which the Class B certificates are paid in full;

     . the business day preceding the first early amortization payment date on or before the Class B expected final payment date; and

     .   the business day preceding the Class B expected final payment date.

     Upon the termination of the Class B reserve account, all amounts on deposit in the Class B reserve account, after giving effect to any withdrawal from the Class B reserve account on that date as described above, will be distributed to or at the direction of the Bank.

Allocation of Defaulted Amounts and Charge-Offs

     If, on any distribution date, the Class A defaulted amount for the related month exceeds the amount of available finance charge collections and reallocated principal collections applied to the Class A defaulted amount on that distribution date, the excess portion of the Class A defaulted amount will be allocated as follows:

     . First, the Class D invested amount will be reduced by the amount of that excess. If that reduction would cause the Class D invested amount to be reduced below zero, the Class D invested amount will be reduced to zero and the collateral invested amount will be reduced as described in the following item Second;

     . Second, the collateral invested amount will be reduced by the amount by which the Class D invested amount would have been reduced below zero. If that reduction would cause the collateral invested amount to be reduced below zero, the collateral invested amount will be reduced to zero and the Class B invested amount will be reduced as described in the following item Third;

     . Third, the Class B invested amount will be reduced by the amount by which the collateral invested amount would have been reduced below zero. If that reduction would cause the Class B invested amount to be reduced below zero, the Class B invested amount will be reduced to zero and the Class A invested amount will be reduced as described in the following item Fourth; and

     . Fourth, The Class A invested amount will be reduced by the amount by which the Class B invested amount would have been reduced below zero. This amount of the reduction of the Class A invested amount is referred to as a "Class A charge-off".

     If, on any distribution date, the Class B defaulted amount for the related month exceeds the amount of available finance charge collections, reallocated Class D principal collections and reallocated collateral principal collections applied to the Class B defaulted amount on that distribution date, the excess portion of the Class B defaulted amount will be allocated as follows:

     . First, the Class D invested amount will be reduced by the amount of that excess. If that reduction would cause the Class D invested amount to be reduced below zero, the Class D invested amount will be reduced to zero and the collateral invested amount will be reduced as described in the following item Second;

     . Second, the collateral invested amount will be reduced by the amount by which the Class D invested amount would have been reduced below zero. If that reduction would cause the collateral invested amount to be reduced below zero, the collateral invested amount will be reduced to zero and the Class B invested amount will be reduced as described in the following item Third; and

     . Third, the Class B invested amount will be reduced by the amount by which the collateral invested amount would have been reduced below zero. This amount of the reduction of the Class B invested amount is referred to as a "Class B charge-off".

     If, on any distribution date, the collateral defaulted amount for the related month exceeds the amount of available finance charge collections and reallocated Class D principal collections applied to the collateral defaulted amount on that distribution date, the excess portion of the collateral defaulted amount will be allocated as follows:

     . First, the Class D invested amount will be reduced by the amount of that excess. If that reduction would cause the Class D invested amount to be reduced below zero, the Class D invested amount will be reduced to zero and the collateral invested amount will be reduced as described in the following item Second; and

     . Second, the collateral invested amount will be reduced by the amount by which the Class D invested amount would have been reduced below zero. However, the collateral invested amount will not be reduced below zero.

     If, on any distribution date, the Class D defaulted amount for the related month exceeds the amount of available finance charge collections applied to the Class D defaulted amount on that distribution date, the Class D invested amount will be reduced by the amount of that excess. However, the Class D invested amount will not be reduced below zero.

Reductions and Reimbursements of Invested Amounts

     Reductions of the Class A Invested Amount. The Class A invested amount can be reduced from time to time as described under "--Allocation of Defaulted Amounts and Charge-Offs" in respect of the amount by which the Class A defaulted amount exceeds the amount of available finance charge collections and reallocated principal collections available to be applied to the Class A defaulted amount, to the extent that excess defaulted amount could not be reallocated to the Class D interest, the collateral interest or the Class B certificates.

     Reductions of the Class B Invested Amount. The Class B invested amount can be reduced from time to time as follows, and in the following order of application:

     . First, the Class B invested amount can be reduced as described under "--Allocation of Defaulted Amounts and Charge-Offs" in respect of the amount by which the Class B defaulted amount exceeds the amount of available finance charge collections and reallocated principal collections available to be applied to the Class B defaulted amount, to the extent that excess defaulted amount could not be reallocated to the Class D interest or the collateral interest;

     . Second, the Class B invested amount can be reduced by reallocations of Class B principal collections as described under "--Reallocations of Principal Collections"; and

     . Third, the Class B invested amount can be reduced as described under "--Allocation of Defaulted Amounts and Charge-Offs" in respect of the amount by which the Class A defaulted amount exceeds the amount of available finance charge collections and reallocated principal collections available to be applied to the Class A defaulted amount, to the extent that excess defaulted amount could not be reallocated to the Class D interest or the collateral interest.

     Reductions of the Collateral Invested Amount. The collateral invested amount can be reduced from time to time as follows, and in the following order of application:

     . First, the collateral invested amount can be reduced as described under "--Allocation of Defaulted Amounts and Charge-Offs" in respect of the amount by which the collateral defaulted amount exceeds the amount of available finance charge collections and reallocated principal collections available to be applied to the collateral defaulted amount, to the extent that excess defaulted amount could not be reallocated to the Class D interest;

     . Second, the collateral invested amount can be reduced by reallocations of collateral principal collections and Class B principal collections as described under "--Reallocations of Principal Collections"; and

     . Third, the collateral invested amount can be reduced as described under "--Allocation of Defaulted Amounts and Charge-Offs" in respect of the amount by which the Class A defaulted amount or the Class B defaulted amount exceeds the amount of available finance charge collections and reallocated principal collections available to be applied to the Class A defaulted amount and the Class B defaulted amounts, to the extent that those excess defaulted amounts could not be reallocated to the Class D interest.

     Reductions of the Class D Invested Amount. The Class D invested amount can be reduced from time to time as follows, and in the following order of application:

     . First, the Class D invested amount can be reduced as described under "--Allocation of Defaulted Amounts and Charge-Offs" in respect of the amount by which the Class D defaulted amount exceeds the amount of available finance charge collections available to be applied to the Class D defaulted amount;

     . Second, the collateral invested amount can be reduced by reallocations of Class D principal collections, collateral principal collections and Class B principal collections as described under "--Reallocations of Principal Collections"; and

     . Third, the Class D invested amount can be reduced as described under "--Allocation of Defaulted Amounts and Charge-Offs" in respect of the amount by which the Class A defaulted amount, the Class B defaulted amount or the collateral defaulted amount exceeds the amount of available finance charge collections and reallocated principal collections available to be applied to the Class A defaulted amount, the Class B defaulted amount and the collateral defaulted amount.

None of the Class A invested amount, the Class B invested amount, the collateral invested amount or the Class D invested amount will be reduced below zero.

     Reimbursement of Reductions of the Invested Amount. The reductions described above will thereafter be reimbursed and the Class A invested amount, the Class B invested amount, the collateral invested amount or the Class D invested amount, as the case may be, will be increased -- but not by an amount in excess of the aggregate unreimbursed reductions -- on any distribution date by the amount of available finance charge collections available for that purpose in the manner, and in the priority, described in items Fifth, Seventh, Thirteenth and Fifteenth under "--Application of Finance Charge Collections".

Pay Out Events

     The pay out events with respect to the Series [ ] certificates will include each of the events specified in the prospectus under "The Certificates--Pay Out Events" and the following: the failure to pay in full the Class A invested amount on the Class A expected final payment date or the Class B invested amount on the Class B expected final payment date.

     For purposes of the pay out event described in the seventh bullet point in "The Certificates--Pay Out Events" in the prospectus, the terms "base rate" and "portfolio yield" will be defined as follows with respect to the Series [ ] certificates:

     "Base rate" means, with respect to any month, the annualized percentage equivalent of the following fraction determined with respect to the related distribution date:

      the Class A
    monthly interest                                                the collateral                the monthly investor
  with respect to the            the Class B monthly               monthly interest              servicing fee based on
        related           +     interest with respect      +     with respect to the      +         an assumed series
     determination                  to the related                     related                  servicing fee percentage
          date                    determination date              determination date                of 2% per annum,
  ------------------------------------------------------------------------------------------------------------------------
                               the invested amount as of the last day of the preceding month

     "Portfolio yield" means, with respect to any month, the annualized percentage equivalent of the following fraction determined with respect to the related distribution date:

                   available
                finance charge
                collections for                  the Series [     ]
               the distribution        -       defaulted amount for the
                   date with                    distribution date with
                respect to that                 respect to that month
                     month
          ---------------------------------------------------------------
           the invested amount as of the last day of the preceding month


Distributions to Certificateholders

     Payments to the Class A certificateholders and the Class B certificateholders will be made from the collection account and the principal funding account. The servicer will instruct the trustee to apply the funds on deposit in those accounts to make the following distributions:

     . on each interest payment date and [special payment date] with respect to the Class A certificates, all amounts on deposit in the collection account that are allocated and available to pay interest on the Class A certificates, as described under "--Application of Finance Charge Collections", will be distributed to the Class A certificateholders;

     . on the first early amortization payment date on or before the Class A expected final payment date, and on the Class A expected final payment date, the principal funding account balance, if any, with respect to the Class A certificates, and on each early amortization payment date on or before the Class B principal commencement date, all amounts on deposit in the collection account and the principal funding account that are allocated and available to pay principal of the Class A certificates, as described under "--Application of Available Principal Collections", will be distributed to Class A certificateholders up to a maximum amount on any such date equal to the Class A invested amount on that date, unless there has been an optional repurchase of the Series
         [       ] certificateholders' interest due to the failure to find a successor servicer upon a servicer default, as described in the prospectus under "The Servicer--Servicer Default", in which event the foregoing limitation will not apply;

     . on each interest payment date and early amortization payment date with respect to the Class B certificates, all amounts on deposit in the collection account that are allocated and available to pay interest on the Class B certificates, as described under "--Application of Finance Charge Collections", will be distributed to the Class B certificateholders; and

     . on the first early amortization payment date after the Class A expected final payment date and on the Class B expected final payment date, the principal funding account balance, if any, with respect to the Class B certificates, and on each early amortization payment date on or after the Class B principal commencement date, all amounts on deposit in the collection account that are allocated and available to pay principal of the Class B certificates, as described under "--Application of Available Principal Collections", will be distributed to Class B certificateholders up to a maximum amount on any such date equal to the Class B invested amount on that date, unless there has been an optional repurchase of the Series [ ] certificateholders' interest due to the failure to find a successor servicer upon a servicer default (as described in the prospectus under "The Servicer--Servicer Default"), in which event the foregoing limitation will not apply.

Paired Series

     The Series [   ] certificates may be paired with one or more other series
(each, a "paired series") at any time after the Class A accumulation period begins. Each paired series either:

     . will be prefunded in whole or in part with an initial deposit to a prefunding account in an amount up to the initial principal balance of that paired series and primarily from the proceeds of the offering of that paired series; or

     .   will have a variable principal amount.

Any such prefunding account will be held for the benefit of that paired series
and not for the benefit of Series [   ] certificateholders As funds are
accumulated in the principal funding account, either:

     . in the case of a prefunded paired series, an equal or lesser amount of funds on deposit in any prefunding account for that prefunded paired series may be released, which funds will be distributed to or at the direction of the Bank; or

     . in the case of a paired series having a variable principal amount, an interest in that variable paired series in an equal or lesser amount may be sold by the Trust, and the proceeds thereof will be distributed to or at the direction of the Bank;

and, in either case, the invested amount in the Trust of that paired series will increase by up to a corresponding amount.

     In addition, it is expected that any paired series will be excluded from the calculation of the required principal balance as described under "Maturity Considerations" in this prospectus supplement. The issuance of a paired series will be subject to the conditions described under "The Certificates--New Issuances of Certificates" in the prospectus. There can be no assurance, however, that the terms of any paired series might not have an impact on the timing or amount of payments received by a Class A certificateholder or a Class B certificateholder. See "Risk Factors--Issuance of Additional Series by the Trust May Adversely Affect Your Payments or Rights" in the prospectus.

Sale of Receivables on the Series Termination Date

     If, on the [   ] distribution date, two months before the series
termination date, the invested amount, after giving effect to all changes therein on that distribution date, exceeds zero, the servicer will, within the 40-day period beginning on that date, solicit bids for the sale of interests in certain principal receivables, together in each case with the related finance charge receivables, in an amount equal to the invested amount at the close of business on the last day of the month preceding the series termination date, after giving effect to all distributions required to be made on the series termination date.

     The Bank and the collateral interest holder will be entitled to participate in, and to receive notice of each bid submitted in connection with, that bidding process. Upon the expiration of that 40-day period, the trustee will determine:

     .   which bid is the highest cash purchase offer; and

     .   any other amounts in the collection account that are available on the
         series termination date for distribution to the Series [   ]
         certificateholders.

The servicer will sell those receivables on the series termination date to the bidder who provided the highest cash purchase offer and will deposit the proceeds of that sale in the collection account for allocation, together with
those other amounts, to the Series [   ] certificateholders.

                                 UNDERWRITING

     Each of the underwriters named below (the "Class A underwriters") has severally agreed to purchase from the Bank the principal amount of the Class A certificates set forth opposite its name:

                                                          Principal Amount of
        Class A Underwriters                              Class A certificates
        --------------------                              --------------------
        [Name of Underwriter]......................       $      [           ]
        [Name of Underwriter]......................              [           ]
        [Name of Underwriter]......................              [           ]
        [Name of Underwriter]......................              [           ]
        [Name of Underwriter]......................              [           ]
                                                          --------------------
             Total    .............................       $      [           ]
                                                          ====================

     The underwriting agreement (the "underwriting agreement") between the Bank and the underwriters provides that the obligations of the Class A underwriters to pay for and accept delivery of the Class A certificates are subject to the approval of certain legal matters by their counsel and to certain other conditions. The Class A underwriters are committed to purchase and pay for all of the Class A certificates if any are purchased.

     The Class A underwriters propose initially to offer the Class A certificates to the public at the price set forth on the cover page hereof, and to certain dealers at that price less a concession not in excess of [ ]% of the aggregate principal amount of the Class A certificates. The Class A underwriters may allow, and those dealers may reallow, a concession not in excess of [ ]% of that aggregate principal amount to certain brokers and dealers. After the initial public offering, the public offering price and other selling terms may be changed by the Class A underwriters.

     Each of the underwriters named below (the "Class B underwriters", and together with the Class A underwriters, the "underwriters") has agreed to purchase from the Bank the principal amount of the Class B certificates set forth opposite its name:

                                                          Principal Amount of
        Class B Underwriters                              Class B Certificates
        --------------------                              --------------------
        [Name of Underwriter].....................        $    [             ]
        [Name of Underwriter].....................             [             ]
                                                          --------------------
             Total    ............................        $    [             ]
                                                          ====================

     The Underwriting Agreement provides that the obligations of the Class B underwriters to pay for and accept delivery of the Class B certificates are subject to the approval of certain legal matters by their counsel and to certain other conditions. The Class B underwriters are committed to purchase and pay for all of the Class B certificates if any are purchased.

     The Class B underwriters propose initially to offer the Class B certificates to the public at the price set forth on the cover page hereof, and to certain dealers at that price less a concession not in excess of [ ]% of the aggregate principal amount of the Class B certificates. The Class B underwriters may allow, and those dealers may reallow, a concession not in excess of [ ]% of that aggregate principal amount to certain brokers and dealers. After the initial public offering, the public offering price and other selling terms may be changed by the Class B underwriters.

     Each underwriter will represent and agree that:

     . it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Class A certificates and the Class B certificates in, from or otherwise involving the United Kingdom;

     . it has only issued, distributed or passed on and will only issue, distribute or pass on in the United Kingdom any document received by it in connection with the issue of the Class A certificates and the Class B certificates to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom that document may otherwise lawfully be issued, distributed or passed on;

     . if it is an authorized person under Chapter III of Part I of the Financial Services Act 1986, it has only promoted and will only promote (as that term is defined in Regulation 1.02(2) of the Financial Services (Promotion of Unregulated Schemes) Regulations 1991) to any person in the United Kingdom the scheme described in this prospectus supplement and the prospectus if that person is a kind described either in Section 76(2) of the Financial Services Act 1986 or in Regulation
         1.04 of the Financial Services (Promotion of Unregulated Schemes) Regulations 1991; and

     . it is a person of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996.

     The Bank will indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or contribute to payments the underwriters may be required to make in respect thereof.

     In the ordinary course of business, the underwriters and their affiliates have engaged and may engage in investment banking and/or commercial banking transactions with the Bank, its affiliates and the Trust. In addition, the underwriters may from time to time take positions in the certificates issued by the Trust.

     If the underwriters create a short position in the Class A certificates or the Class B certificates in connection with the offering, that is, if they sell more Class A certificates or Class B certificates than are set forth on the cover page of this prospectus supplement, the underwriters may reduce that short position by purchasing Class A certificates or Class B certificates, as the case may be, in the open market.

     In general, the purchase of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of that purchase.

     None of the Bank, the servicer, or the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the prices of the Class A certificates or the Class B certificates. In addition, none of the Bank, the servicer, or the underwriters makes any representation that the underwriters will engage in those transactions or that those transactions, once begun, will not be discontinued without notice.

                   INDEX OF TERMS FOR PROSPECTUS SUPPLEMENT

Term                                                                       Page
-------------------------------------------------------------------------------
adjusted invested amount................................................   S-28
available finance charge collections....................................   S-26
available principal collections.........................................   S-36
base rate...............................................................   S-48
business day............................................................   S-24
Class A accumulation period.............................................   S-26
Class A accumulation period length......................................   S-27
Class A additional interest.............................................   S-32
Class A adjusted invested amount........................................   S-29
Class A certificates....................................................   S-24
Class A certificate rate................................................   S-24
Class A charge-off......................................................   S-45
Class A controlled accumulation amount..................................   S-38
Class A controlled deposit amount.......................................   S-38
Class A covered amount..................................................   S-44
Class A defaulted amount................................................   S-32
Class A deficit controlled accumulation amount..........................   S-38
Class A expected final payment date.....................................   S-16
Class A initial invested amount.........................................   S-29
Class A invested amount.................................................   S-29
Class A interest shortfall..............................................   S-32
Class A monthly interest................................................   S-32
Class A monthly principal...............................................   S-38
Class A percentage......................................................   S-33
Class A underwriters....................................................   S-51
Class B accumulation period.............................................   S-26
Class B additional interest.............................................   S-33
Class B adjusted invested amount........................................   S-29
Class B certificates....................................................   S-24
Class B certificate rate................................................   S-25
Class B charge-off......................................................   S-46
Class B controlled accumulation amount..................................   S-38
Class B controlled deposit amount.......................................   S-38
Class B covered amount..................................................   S-45
Class B deficit controlled accumulation amount..........................   S-38
Class B defaulted amount................................................   S-33
Class B expected final payment date.....................................   S-16
Class B interest shortfall..............................................   S-33
Class B initial invested amount.........................................   S-29
Class B invested amount.................................................   S-29
Class B monthly interest................................................   S-34
Class B monthly principal...............................................   S-39
Class B percentage......................................................   S-34
Class B principal commencement date.....................................   S-39
Class B subordinated additional interest................................   S-34
Class B subordinated interest shortfall.................................   S-34
Class B subordinated monthly interest...................................   S-35
Class B underwriters....................................................   S-51
Class D defaulted amount................................................   S-35
Class D initial invested amount.........................................   S-30
Class D interest........................................................   S-24
Class D interest holder.................................................   S-24
Class D invested amount.................................................   S-30
Class D monthly principal...............................................   S-39
Class D percentage......................................................   S-35
collateral agreement....................................................   S-35
collateral defaulted amount.............................................   S-35
collateral initial invested amount......................................   S-29
collateral interest.....................................................   S-24
collateral interest holder..............................................   S-24
collateral invested amount..............................................   S-29
collateral monthly interest.............................................   S-35
collateral monthly principal............................................   S-39
collateral percentage...................................................   S-35
early amortization payment date.........................................   S-16
floating allocation percentage..........................................   S-28
initial invested amount.................................................   S-38
interest payment date...................................................   S-24
interest period.........................................................   S-25
invested amount.........................................................   S-30
LIBOR...................................................................   S-25
paired series...........................................................   S-49
portfolio yield.........................................................   S-48
principal allocation percentage.........................................   S-28
reallocated Class B principal collections...............................   S-41
reallocated Class D principal collections...............................   S-42
reallocated collateral principal collections............................   S-42
reallocated principal collections.......................................   S-42
reference banks.........................................................   S-25
required Class D invested amount........................................   S-40
required collateral invested amount.....................................   S-40
required enhancement amount.............................................   S-40
series cut-off date.....................................................   S-26
series issuance date....................................................   S-36
Series [           ] certificateholders' interest.......................   S-24
underwriters............................................................   S-51
underwriting agreement..................................................   S-51
variable funding series.................................................   S-27

                                                                         ANNEX I

                        OTHER ISSUANCES OF CERTIFICATES

     The table below sets forth the principal characteristics of the Asset Backed Certificates, Series 1993-3, 1996-1, 1997-1, 1997-2, 1997-3, 1997-4,
1998-1, 1999-1, 1999-2 and 2000-1, the only series heretofore issued by the Trust and still outstanding. For more specific information with respect to any series, any prospective investor should contact the servicer, in care of Providian Financial Corporation, attention: Chief Financial Officer, at (415) 543-0404. The servicer will provide, without charge, to any prospective purchaser of the Class A certificates and the Class B certificates a copy of the prospectus supplement for any previous publicly-issued series.

Previous Issuance of Certificates

Remarketed Asset Backed Certificates, Series 1993-3(1)
Maximum Series Invested Amount.......................................................................$750,000,000(2)
Maximum Amount of Remarketed Certificates................................................................653,750,000
Initial Amount of Collateral Interests....................................................................96,250,000
Initial Cash Collateral Amount............................................................................20,000,000
Group............................................................................................................One
Certificate Rate............................................................................................Floating
Series Servicing Fee Percentage.............................................................................1.75%(3)
Initial Revolving Period Expiration Date........................................................February 28, 1998(4)
Initial Series Termination Date..................................................................October 15, 2002(4)

Asset Backed Certificates, Series 1996-1
Senior Initial Invested Amount..........................................................................$750,500,000
Senior Certificate Rate.....................................................................................Floating
Expected Final Payment Date............................................................................June 15, 2003
Scheduled Accumulation Period Commencement Date......................................................May 31, 2001(5)
Controlled Accumulation Amount........................................................................$31,270,833(5)
Collateral Initial Invested Amount.......................................................................199,500,000
Group............................................................................................................One
Series Servicing Fee Percentage.............................................................................1.75%(3)
Series Termination Date..............................................................................August 15, 2007

Asset Backed Certificates, Series 1997-1
Class A Initial Invested Amount.........................................................................$489,000,000
Class B Initial Invested Amount..........................................................................$57,000,000
Class A Certificate Rate....................................................................................Floating
Class B Certificate Rate....................................................................................Floating
Class A Expected Final Payment Date...................................................................March 15, 2002
Class B Expected Final Payment Date.....................................................................May 15, 2002
Scheduled Class A Accumulation Period Commencement Date.........................................February 28, 2000(5)
Class A Controlled Accumulation Amount................................................................$20,375,000(5)
Collateral Initial Invested Amount.......................................................................$54,000,000
Group............................................................................................................One
Series Servicing Fee Percentage.............................................................................1.75%(3)
Series Termination Date.................................................................................May 15, 2006

Asset Backed Certificates, Series 1997-2
Class A Initial Invested Amount.........................................................................$570,500,000
Class B Initial Invested Amount..........................................................................$66,500,000
Class A Certificate Rate....................................................................................Floating
Class B Certificate Rate....................................................................................Floating

Class A Expected Final Payment Date...................................................................March 15, 2004
Class B Expected Final Payment Date.....................................................................May 15, 2004
Scheduled Class A Accumulation Period Commencement Date.........................................February 28, 2002(5)
Class A Controlled Accumulation Amount................................................................$23,770,833(5)
Collateral Initial Invested Amount.......................................................................$63,000,000
Group............................................................................................................One
Series Servicing Fee Percentage.............................................................................1.75%(3)
Series Termination Date.................................................................................May 15, 2008

Asset Backed Certificates, Series 1997-3
Class A Initial Invested Amount.........................................................................$570,500,000
Class B Initial Invested Amount..........................................................................$66,500,000
Class A Certificate Rate....................................................................................Floating
Class B Certificate Rate....................................................................................Floating
Class A Expected Final Payment Date.....................................................................May 15, 2001
Class B Expected Final Payment Date....................................................................July 15, 2001
Scheduled Class A Accumulation Period Commencement Date............................................April 30, 1999(5)
Class A Controlled Accumulation Amount................................................................$23,770,833(5)
Collateral Initial Invested Amount.......................................................................$63,000,000
Group............................................................................................................One
Series Servicing Fee Percentage.............................................................................1.75%(3)
Series Termination Date............................................................................December 15, 2005

Asset Backed Certificates, Series 1997-4
Class A Initial Invested Amount.........................................................................$501,000,000
Class B Initial Invested Amount..........................................................................$47,000,000
Class A Certificate Rate.......................................................................................6.25%
Class B Certificate Rate.......................................................................................6.45%
Class A Expected Final Payment Date...............................................................November 15, 2002
Class B Expected Final Payment Date.................................................................January 15, 2003
Scheduled Class A Accumulation Period Commencement Date..........................................October 31, 2000(5)
Class A Controlled Accumulation Amount................................................................$20,875,000(5)
Collateral Initial Invested Amount.......................................................................$51,000,000
Group............................................................................................................One
Series Servicing Fee Percentage.............................................................................1.75%(3)
Series Termination Date................................................................................June 15, 2007

Asset Backed Certificates, Series 1998-1(1)
Maximum Class A Initial Invested Amount..............................................................$561,000,000(2)
Maximum Class B Initial Invested Amount...............................................................$39,000,000(2)
Class A Certificate Rate....................................................................................Floating
Class B Certificate Rate....................................................................................Floating
Maximum Collateral Invested Amount..................................................................  $25,000,000(2)
Group............................................................................................................One
One Series Servicing Fee Percentage.........................................................................1.75%(3)
Initial Revolving Period Expiration Date.............................................................May 26, 1999(4)
Initial Series Termination Date.................................................................February 15, 2004(4)

Asset Backed Certificates, Series 1999-1
Class A Initial Invested Amount.........................................................................$500,000,000
Class B Initial Invested Amount..........................................................................$65,705,000
Class A Certificate Rate....................................................................................Floating
Class B Certificate Rate.......................................................................................6.80%
Class A Expected Final Payment Date....................................................................June 15, 2004
Class B Expected Final Payment Date..................................................................August 16, 2004

Scheduled Class A Accumulation Period Commencement Date..............................................May 31, 2002(5)
Class A Controlled Accumulation Amount.............................................................$20,833,333.34(5)
Collateral Initial Invested Amount.......................................................................$52,884,000
Class D Initial Invested Amount..........................................................................$22,436,642
Group............................................................................................................One
Series Servicing Fee Percentage.............................................................................1.75%(3)
Series Termination Date.............................................................................January 15, 2009

Asset Backed Certificates, Series 1999-2
Class A Initial Invested Amount.........................................................................$500,000,000
Class B Initial Invested Amount..........................................................................$56,250,000
Class A Certificate Rate.......................................................................................6.60%
Class B Certificate Rate.................................................................................   Floating
Class A Expected Final Payment Date...............................................................September 16, 2002
Class B Expected Final Payment Date................................................................November 15, 2002
Scheduled Class A Accumulation Period Commencement Date...........................................August 31, 2000(5)
Class A Controlled Accumulation Amount.............................................................$20,833,333.34(5)
Collateral Initial Invested Amount.......................................................................$50,000,000
Class D Initial Invested Amount..........................................................................$18,750,000
Group............................................................................................................One
Series Servicing Fee Percentage..............................................................................1.75(3)
Series Termination Date...............................................................................April 16, 2007

Asset Backed Certificates, Series 2000-1
Class A Initial Invested Amount.........................................................................$420,000,000
Class B Initial Invested Amount..........................................................................$47,250,000
Class A Certificate Rate.......................................................................................7.49%
Class B Certificate Rate.................................................................................   Floating
Class A Expected Final Payment Date.................................................................January 17, 2005
Class B Expected Final Payment Date...................................................................March 15, 2005
Scheduled Class A Accumulation Period Commencement Date.........................................December 31, 2002(5)
Class A Controlled Accumulation Amount................................................................$17,500,000(5)
Collateral Initial Invested Amount.......................................................................$42,000,000
Class D Initial Invested Amount..........................................................................$15,750,000
Group............................................................................................................One
Series Servicing Fee Percentage..............................................................................1.75(3)
Series Termination Date..............................................................................August 17, 2009

(1)   Variable Funding Series.
(2) Invested Amount may vary, but may not exceed the stated Maximum Invested Amount.
(3)   Subject to change if Providian National Bank is replaced as servicer.
(4)   Subject to delay if revolving period is extended.
(5) Subject to change if the beginning of the accumulation period is or has been delayed.

Prospectus

                            Providian Master Trust
                                    Issuer

                            Providian National Bank
                              Seller and Servicer

                           Asset Backed Certificates

--------------------------
You should consider           The Trust--
carefully the risk
factors beginning on          .  may periodically issue asset backed certificates in one or
page [   ] in this               more series with one or more classes; and
prospectus.
                              .  will own--
A certificate is not a
deposit. Neither the             .  receivables in a portfolio of credit card and other
certificates nor the                consumer revolving credit accounts;
underlying accounts or
receivables are insured          .  payments due on those receivables; and
or guaranteed by the
Federal Deposit                  .  other property described in this prospectus and in the
Insurance Corporation               accompanying prospectus supplement.
or any other
government agency.            The Certificates--

The certificates will         .  will represent interests in the Trust and will be paid only
represent interests in           from the trust assets;
the Providian Master
Trust only and do not
represent interests in or     .  offered with this prospectus will be rated in one of the four
obligations of                   highest rating categories by at least one nationally recognized
Providian National               rating organization;
Bank or any of its
affiliates.                   .  may have one or more forms of credit enhancement; and

This prospectus may be        .  will be issued as part of a designated series which may
used to offer and sell           include one or more classes of certificates and credit
certificates of a series         enhancement.
only if accompanied by
the prospectus                The Certificateholders--
supplement for that
series.                       .  will receive interest and principal payments from a varying percentage of credit card and other consumer revolving credit account collections.
--------------------------

  Neither the Securities and Exchange Commission nor any state securities commission has approved the certificates or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                _______________

                                [            ]

    IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS AND THE
                      ACCOMPANYING PROSPECTUS SUPPLEMENT

     Information about the certificates is presented to you in two separate documents: (a) this prospectus, which provides general information, some of which may not apply to a particular series of certificates, including your series, and (b) the accompanying prospectus supplement, which will describe the specific terms of your series of certificates, including:

     .  the terms, including interest rates, for each class;

     .  the timing of interest and principal payments;

     .  information about the receivables;

     .  information about credit enhancement, if any, for each class;

     .  the anticipated ratings for each class being offered; and

     .  the method for selling the certificates.

     If the terms of a particular series of certificates vary between the description contained in this prospectus and the description in the prospectus supplement, you should rely on the information in the prospectus supplement.

     You should rely only on the information provided in this prospectus and the accompanying prospectus supplement, including the information incorporated by reference. We have not authorized anyone to provide you with different information. We are not offering the certificates in any state where the offer is not permitted.

     We include cross references in this prospectus and the accompanying prospectus supplement to captions in these materials where you can find additional, related discussions. The following table of contents and the table of contents included in the accompanying prospectus supplement provide the pages on which these captions are located.

     You can find a listing of the pages where certain terms used in this prospectus are defined under the caption "Index of Terms for Prospectus" on page [_] in this prospectus.

                            ______________________

                          TABLE OF CONTENTS


                                                                Page
                                                                ----
PROSPECTUS SUMMARY.............................................   1
  THE CERTIFICATES.............................................   2
  THE SELLER'S INTEREST........................................   2
  COLLECTIONS BY THE SERVICER..................................   2
  ALLOCATION OF TRUST ASSETS...................................   2
  INTEREST PAYMENTS ON THE CERTIFICATES........................   2
  PRINCIPAL PAYMENTS ON THE CERTIFICATES.......................   2
     Revolving Period..........................................   3
     Accumulation Period.......................................   3
     Scheduled Amortization Period.............................   3
     Early Amortization Period.................................   4
     Pay Out Events............................................   4
  SHARING OF ADDITIONAL FINANCE CHARGE COLLECTIONS.............   4
  SHARED PRINCIPAL COLLECTIONS.................................   4
  SERIES ENHANCEMENT...........................................   4
  TAX STATUS...................................................   5
  CERTIFICATE RATINGS..........................................   5
  OPTIONAL REPURCHASE..........................................   5
RISK FACTORS...................................................   6
  Competition in the Credit Card Industry Could Lead to Early
     Payment of Your Certificates..............................   6
  A Change in the Terms of the Receivables May Adversely
     Affect the Amount or Timing of Collections and May Cause
     an Early Payment or a Downgrade of Your Certificates......   6
  If the Transfer of Receivables Is Merely a Grant of a
     Security Interest, Other Interests May Have Priority over
     Your Certificates.........................................   7
  If a Conservator or Receiver Is Appointed for the Bank,
     Assets Could Be Sold at a Loss, Payment May Be
     Accelerated, Delayed or Reduced and Protections Provided
     to Certificateholders May Be Overridden...................   7
  Consumer Protection Laws May Restrict the Bank's Ability to
     Collect Receivables and Maintain Yield on the Trust
     Portfolio and May Lead to an Early Pay Out or Inability to
     Pay Certificates in Full..................................   9
  Principal May Be Paid Earlier than Expected Creating a
     Reinvestment Risk to Certificateholders, or Later than
     Expected Resulting in a Failure to Receive Payment When
     Expected..................................................   10
  Social, Economic and Geographic Factors That Affect Credit
     Card Payments Are Unpredictable and May Cause a Delay or
     Default in Payment........................................   11
  Credit Ratings Assigned to Your Certificates Are Limited in
     Nature....................................................   12
  Credit Quality of Trust Assets May Be Eroded by the Addition
     of New Assets.............................................   12
  Finance Charge Rates May Decline Without a Corresponding
     Change in Certificate Rates or Certificate Rates May
     Increase Without a Corresponding Change in Finance Charge
     Rates.....................................................   13
  Issuance of Additional Series by the Trust May Adversely
     Affect Your Payments or Rights............................   13

  If Optional Repurchase Occurs, It May Result in an Early
     Return Of Principal and a Reinvestment Risk.........................    14
  If Accountholders Are Concentrated in One State or Geographic
     Region, Laws, Economic Downturn or Natural Disasters in
     That Area May Adversely Affect Collections of
     Receivables.........................................................    14
  Amounts in Prefunding Account Not Invested in Receivables
     May Result in Early Return of Principal and Reinvestment
     Risk................................................................    15
  You Will Not Be Recognized as the Owner of Certificates on
     the Records of the Trustee and Will Not Be Able to
     Exercise Rights Directly as a Certificateholder.....................    15
  Trust Assets May Be Allocated to One or More Specific Series
     or Groups and Not Be Available to Your Series.......................    15
  For Some Purposes, Certificateholders of Other Series or
     Classes May Take Actions Which Are Opposed to Your
     Interests...........................................................    15
THE BANK.................................................................    17
THE BANK'S CREDIT CARD BUSINESS..........................................    17
  The Bank Portfolio.....................................................    17
  Underwriting Procedures and Lending Guidelines.........................    18
  Rollouts of Accounts...................................................    19
  Telemarketing and Customer Service.....................................    19
  Collection Efforts and Delinquencies...................................    19
  Interchange............................................................    20
  Billing and Payments...................................................    20
  Year 2000..............................................................    21
PROVIDIAN MASTER TRUST...................................................    22
  The Seller's Interest..................................................    22
  The Certificateholders' Interest.......................................    22
  Termination of the Trust...............................................    23
THE TRUST PORTFOLIO AND THE TRUST ASSETS.................................    23
  Additional Sellers.....................................................    25
  Conveyance of Receivables..............................................    26
  Representations and Warranties Relating to Accounts and Receivables....    26
  Reassignment of Receivables............................................    27
  Eligible Accounts and Eligible Receivables.............................    28
  Defaulted Receivables; Rebates and Fraudulent Charges..................    31
  Required Seller's Participation Amount and Required Principal
     Balance.............................................................    32
  Addition of Receivables and Participations to the Trust................    33
  Removal of Receivables from the Trust..................................    36
THE CERTIFICATES.........................................................    37
  Certificates to be Issued in Series....................................    37
  Interest...............................................................    38
  Principal..............................................................    38
  New Issuances of Certificates..........................................    39
  Allocation Percentages.................................................    42
  Shared Principal Collections...........................................    42
  Sharing of Additional Finance Charge Collections within
     Groups of Series....................................................    43
  The Funding Period.....................................................    43
  Credit Enhancement.....................................................    44
  Pay Out Events.........................................................    46
  Record Date............................................................    48
  Optional Termination...................................................    48
  Final Payment of Principal on Series Termination Date..................    49
  Book-Entry Registration................................................    49
  Definitive Certificates................................................    53
USE OF PROCEEDS..........................................................    53
THE TRUST ACCOUNTS.......................................................    54
  Creation of the Trust Accounts.........................................    54
  Investment of Trust Account Funds in Eligible Investments..............    55
  The Collection Account.................................................    55
  Deposits in the Collection Account.....................................    56
  Special Funding Account................................................    57
THE SERVICER.............................................................    58
  Servicing Fees and Payment of Expenses.................................    58

  Indemnification..............................................  59
  Collection and Other Servicing Procedures....................  59
  Servicer Covenants...........................................  60
  Certain Matters Regarding the Servicer.......................  61
  Servicer Default.............................................  61
  Evidence as to Compliance....................................  63
AMENDMENTS TO THE POOLING AGREEMENT AND SUPPLEMENTS............  64
INVESTOR INFORMATION...........................................  65
  Monthly Reports..............................................  65
  List of Investor Certificateholders..........................  66
THE TRUSTEE....................................................  66
CERTAIN LEGAL ASPECTS OF THE RECEIVABLES.......................  67
  Transfer of Receivables......................................  67
  Certain Matters Relating to Receivership.....................  68
  Consumer Protection Laws.....................................  69
TAX MATTERS....................................................  70
  Tax Characterization of the Certificates.....................  71
  Tax Characterization of the Trust............................  71
  U.S. and Non-U.S. Certificateholders.........................  71
  Federal Tax Consequences to U.S. Certificateholders..........  72
  Federal Tax Consequences to Non-U.S. Certificateholders......  75
  State and Local Taxation.....................................  77
BENEFIT PLAN INVESTORS.........................................  77
  Prohibited Transactions......................................  77
  Potential Prohibited Transactions from Investment in
     Certificates..............................................  77
  Investment by Benefit Plan Investors.........................  79
  Tax Consequences to Benefit Plans............................  80
PLAN OF DISTRIBUTION...........................................  80
LEGAL MATTERS..................................................  81
REPORTS TO CERTIFICATEHOLDERS..................................  81
WHERE YOU CAN FIND MORE INFORMATION............................  81
INDEX OF TERMS FOR PROSPECTUS..................................  83

                              PROSPECTUS SUMMARY

 .    This summary highlights selected information and does not contain all of the information that you need in making your investment decision. Prior to making your decision, you should carefully read this entire document and the accompanying prospectus supplement.

 .    This summary also provides an overview of the trust assets including, in particular, the receivables and how the receivables will allocated. This summary is qualified by the full description of such information in this prospectus and the accompanying prospectus supplement.

THE TRUST AND THE TRUSTEE

Providian Master Trust was formed in 1993 pursuant to a pooling and servicing agreement between Providian National Bank, as seller and servicer, and Bankers Trust Company, as trustee.

The Trust is a master trust under which multiple series of certificates may be issued. Each series is issued pursuant to a supplement to the pooling and servicing agreement. The terms of a series are set forth in the pooling agreement supplement for that series.

Some classes or series may not be offered by this prospectus. They may be offered, for example, in a private placement.

THE BANK

The Bank is a national banking association, which owns the credit card and other consumer revolving credit accounts from which the receivables are sold to the Trust. The Bank is the seller and servicer under the pooling and servicing agreement and owns all or a portion of the seller's interest.

TRUST ASSETS

The Bank has designated selected VISA(R)/1/ and MasterCard(R) revolving credit card accounts to the Trust and have sold the receivables in such accounts to the Trust. The Bank may designate additional accounts to the Trust. The Bank selects the accounts to be designated to the Trust on the basis of criteria established in the pooling and servicing agreement. All receivables in the accounts when designated to the Trust were transferred to the Trust and all new receivables generated in those accounts have been and will be transferred automatically to the Trust. The receivables transferred to the Trust are the primary trust assets. The total amount of receivables in the Trust fluctuates daily as new receivables are generated and payments are received on existing receivables.

The trust assets also include or may include:

 .    funds collected on the receivables;

 .    rights to certain interchange fees that the Bank receives through bankcard associations;

 .    funds and investments in the Trust's bank accounts;

 .    recoveries with respect to receivables that have been previously charged off;

 .    participations in other pools of credit card or other consumer revolving credit accounts owned by the Bank; and

 .    credit enhancement that varies from one series to another and, within a series, may vary from one class to another.

See "Providian Master Trust" in this prospectus.

________________________

/1/ VISA(R) and MasterCard(R) are registered trademarks of Visa U.S.A. Inc. and MasterCard International Incorporated, respectively.

THE CERTIFICATES

The Trust has issued, and in the future expects to issue, asset backed certificates, each evidencing an undivided interest in the Trust. The certificates are issued in series. A series may contain one or more classes. The terms of any future series or class will not be subject to your prior review or consent. There can be no assurance that the terms of any future series will not have an impact on the timing or amount of payments received by a certificateholder.

THE SELLER'S INTEREST

The interest in the assets not allocated to any series of certificates is the seller's interest. The principal amount of the seller's interest fluctuates with the amount of the principal receivables held in the trust and the amount of certificates outstanding. The pooling and servicing agreement requires the Bank to designate additional accounts to the Trust if the seller's interest is less than a designated amount, referred to as the required seller's participation amount. The Bank may sell part, but not all, of its interest in the seller's interest by issuing a supplemental interest. The Bank must retain an interest in the Trust. The seller's interest does not provide credit enhancement for your series or any other series.

COLLECTIONS BY THE SERVICER

The Bank services the receivables under the pooling and servicing agreement. In limited cases, the Bank may resign or be removed, and either the trustee or a third party may be appointed as the new servicer. The servicer receives a servicing fee for servicing the receivables, and each series is obligated to pay a portion of that fee.

The servicer receives collections on the receivables, deposits those collections in the collection account and keeps track of them as finance charge receivables or principal receivables. The servicer then allocates those collections as summarized below. See "The Servicer--Collections and Other Servicing Procedures" in this prospectus.

ALLOCATION OF TRUST ASSETS

The trust assets are allocated among each series of certificates outstanding and the seller's interest. The servicer allocates collections of finance charge receivables and charged off receivables, to each series based on varying percentages. The accompanying prospectus supplement describes allocation percentages applicable to your series.

Certificateholders are only entitled to amounts allocated to their series equal to the interest and principal payments on their certificates. See "The Certificates--Certificates to be Issued in Series", "The Certificates--Interest" and "The Certificates--Principal" in this prospectus.

INTEREST PAYMENTS ON THE CERTIFICATES

Each certificate entitles the holder to receive payments of interest as described in the applicable prospectus supplement. If a series of certificates consists of more than one class, each class may differ in, among other things, priority of payments, payment dates, interest rates, methods for computing interest, and rights to series enhancement.

Each class of certificates may have fixed, floating or any other type of interest rate. Generally, interest will be paid monthly or on other scheduled dates over the life of the certificates. See "The Certificates--Interest" in this prospectus.

PRINCIPAL PAYMENTS ON THE CERTIFICATES

Each certificate entitles the holder to receive payments of principal as described in the applicable prospectus supplement. If a series of certificates consists of more than one class, each class may differ in, among other things, the amounts allocated for principal payments, priority of payments, payment dates, expected final payment dates, and rights to series enhancement. See "The Certificates--Principal" in this prospectus.

Revolving Period

Each series of certificates will begin with a period during which the trust will not pay or accumulate principal for payment to the certificateholders. The period when no principal is paid or accumulated is known as the revolving period of a series. The Trust, during the revolving period, will pay available principal to certificateholders of other series as shared principal collections or to the Bank as holder of the seller's interest, or in certain circumstances will deposit the available principal in the special funding account. The revolving period for a series begins on the series cut-off date described in the applicable prospectus supplement, and ends at the start of either an early amortization period, scheduled amortization period or an accumulation period.

Following the revolving period, each class of certificates will have one or more of the following periods in which:

 .    principal is accumulated in specified amounts per month and paid on an expected final payment date (an accumulation period);

 .    principal is paid in fixed amounts at scheduled intervals (a scheduled amortization period); or

 .    principal is paid or accumulated from available principal collections up to the full principal amount owing on the certificates following certain adverse events (an early amortization period).

Accumulation Period

If a series or class of certificates is in an accumulation period during which principal is accumulated in specified amounts per month and paid on an expected final payment date, the Trust is expected to pay available principal to those certificateholders on the date specified in the prospectus supplement for such series. If the series has more than one class, each class may have a different expected final payment date and a different priority for payment. For a period of time prior to the scheduled expected final payment date, the Trust will deposit specified amounts of available principal in a trust account. The accumulation period for a series or class begins on a date specified in the applicable prospectus supplement, and if so provided in the applicable prospectus supplement may be delayed in certain circumstances, and ends when any one of the following occurs:

 .    the certificates of such series or class are paid in full;

 .    the beginning of an early amortization period; or

 .    the termination date for the series described in the applicable prospectus supplement (also called the legal final maturity date).

Scheduled Amortization Period

If a series or class of certificates is in a scheduled amortization period during which principal is paid in fixed amounts at scheduled intervals, the Trust will pay available principal up to such fixed amount to certificateholders on each distribution date during such period. The Trust will pay available principal in a fixed amount, plus any amounts not previously paid. If the series has more than one class, each class may have a different schedule for principal payments and a different priority for payment. The scheduled amortization period for a series or class starts on the date specified in the prospectus supplement for such series and ends when any one of the following occurs:

 .    the certificates of such series or class are paid in full;

 .    the beginning of an early amortization period;

or

 .    the termination date for the series described in the applicable prospectus supplement (also called the legal final maturity date).

Early Amortization Period

If a series of certificates is in an early amortization period during which principal is paid in the amount of available principal up to the full principal amount owing on the certificates following certain adverse events, the Trust will pay available principal to those certificateholders on each distribution date. If the series has more than one class, each class may have a different priority for payment. The early amortization period starts on the day a pay out event occurs and ends when any of the following occurs:

 .    the certificates of such series are paid in full; or

 .    the termination date for the series described in the applicable prospectus supplement (also called the legal final maturity date).

Pay Out Events

A pay out event for any series of certificates will include adverse events described in the prospectus supplement for such series. In addition, the following will be pay out events for all series:

 .    the Bank does not transfer additional assets to the Trust when required;

 .    certain defaults of the servicer;

 .    the occurrence of certain events of insolvency or receivership relating to the Bank;

 .    the Bank is unable to transfer receivables to the Trust as required under the pooling agreement; or

 .    the Trust becomes an "investment company" under the Investment Company Act of 1940.

See "The Certificates--Pay Out Events" in this prospectus.

SHARING OF ADDITIONAL FINANCE CHARGE COLLECTIONS

Any series may be included in a group of series. If specified in the prospectus supplement for such series, to the extent that collections of finance charge receivables allocated to a series are not needed for that series, those collections may be applied to cover certain shortfalls of other series in the same group. See "The Certificates--Sharing of Additional Finance Charge Collections Within Groups of Series" in this prospectus.


SHARED PRINCIPAL COLLECTIONS

To the extent that collections of principal receivables allocated to a series are not needed for that series, those collections may be applied to cover principal payments or accumulations for other series, and vice versa. See "The Certificates--Shared Principal Collections" in this prospectus.


SERIES ENHANCEMENT

Each class of a series may be entitled to series enhancement. Series enhancement for the certificates of any class may take the form of one or more of the following:

 .    subordination
 .    letter of credit
 .    cash collateral account
 .    surety bond or insurance policy
 .    spread account
 .    swap arrangements

The type, characteristics and amount of any series enhancement will be:

 .    based on several factors, including the characteristics of the receivables at the time a series of certificates is issued; and

 .    established based on the requirements of the rating agencies. See "The
     Certificates--Credit Enhancement" in this prospectus.


TAX STATUS

For information concerning the application of the United States federal income tax laws, including whether the certificates will be characterized as debt for federal income tax purposes, see "Tax Matters" in this prospectus and "Summary of Series Terms--Tax Status" in the accompanying prospectus supplement.

CERTIFICATE RATINGS

Any certificate offered by this prospectus and an accompanying prospectus supplement will be rated in one of the four highest rating categories by at least one nationally recognized rating organization.

A rating is not a recommendation to buy, sell or hold securities, and may be revised or withdrawn at any time by the assigning agency. Each rating should be evaluated independently of any other rating. See "Risk Factors--Credit Ratings Assigned to Your Certificates are Limited in Nature" in this prospectus.

OPTIONAL REPURCHASE

The Bank has the option to repurchase any series of certificates once the principal amount of the series has been reduced to an amount specified in the prospectus supplement for such series.

                                 RISK FACTORS

     You should consider the following factors before you decide whether or not to purchase the certificates.

Competition in the Credit Card            The credit card industry is highly
Industry Could Lead to Early              competitive. As the Bank's competitors
Payment of Your Certificates              strive to expand their market share,
                                          the Bank's use of effective
                                          advertising, target marketing and
                                          pricing strategies becomes extremely
                                          important.

                                          In light of recent mergers and
                                          consolidations of banking and
                                          financial services companies, there
                                          are fewer card issuers with greater
                                          economies of scale and brand
                                          recognition. Also, the use of debit
                                          cards associated with the VISA or
                                          MasterCard logo competes with
                                          traditional credit card usage.

                                          The increase in competition and offers
                                          of lower annual percentage rate credit
                                          card products may lead to a reduction
                                          in yield on the Bank portfolio. Lower
                                          rates also may reduce the amount of
                                          finance charge collections available
                                          to pay interest on the certificates.
                                          Increased competition resulting from
                                          consolidations and mergers may also
                                          impact the Bank's ability to originate
                                          new accounts and generate new
                                          receivables. If the origination of new
                                          accounts or the generation of new
                                          receivables decreases significantly,
                                          the Bank may not be able to designate
                                          additional accounts to the Trust
                                          portfolio when required and a pay out
                                          event may occur. If your series
                                          provides for early amortization upon
                                          the occurrence of a pay out event,
                                          these events may cause your principal
                                          to be paid back earlier than expected.

A Change in the Terms of the              As owner of the accounts designated
Receivables May Adversely Affect          to the Trust, the Bank retains the
the Amount or Timing of Collections       right to change various account terms
and May Cause an Early Payment or a       including finance charges, other fees
Downgrade of Your Certificates            and the required monthly minimum
                                          payment. The changes may be voluntary
                                          on the part of the Bank or may be
                                          forced by law or market conditions.
                                          Changes in finance charge rates and
                                          fees could decrease the effective
                                          yield on the accounts and a pay out
                                          event may occur. If your series
                                          provides for early amortization upon
                                          the occurrence of a pay out event,
                                          this could cause your principal to be
                                          paid back earlier than expected.
                                          Changes in account terms could also
                                          cause a reduction or withdrawal of the
                                          credit ratings on your certificates.

                                          See "The Trust Portfolio and the Trust
                                          Assets--Representations and Warranties
                                          Relating to Accounts and Receivables"
                                          in this prospectus.

If the Transfer of Receivables Is         The Bank has represented in the
Merely a Grant of a Security              pooling agreement that the transfer of
Interest, Other Interests May Have        the receivables to the Trust is either
Priority over Your Certificates           a sale or the grant of a security
                                          interest in the receivables. In order
                                          to protect the purchasers of the
                                          certificates, the Bank has taken and
                                          will take the necessary actions to
                                          ensure that, if the transfer is
                                          determined by a court to be a grant of
                                          a security interest and not a sale of
                                          the receivables to the Trust, the
                                          Trust will have a "first-priority
                                          perfected security interest" in the
                                          receivables. Regardless of these
                                          actions to ensure the Trust a first-
                                          priority perfected security interest,
                                          your interests could be impaired:

                                          .  by a tax, governmental or other
                                             nonconsensual lien on the Bank's
                                             property arising before receivables
                                             come into existence which may have
                                             priority over the Trust's interests
                                             in the receivables;

                                          .  if the FDIC were appointed as
                                             conservator or receiver for the
                                             Bank, the FDIC's administrative
                                             expenses may be paid before the
                                             certificateholders are paid; and

                                          .  if insolvency or similar
                                             proceedings were commenced by or
                                             against the Bank or, in certain
                                             circumstances, if certain time
                                             periods were to pass, then the
                                             Trust may not have a first-priority
                                             perfected security interest in
                                             amounts held by the Bank and not
                                             deposited into the collection
                                             account; this may result in a loss
                                             to the certificateholders.

                                          See "Certain Legal Aspects of the
                                          Receivables--Transfer of Receivables"
                                          in this prospectus.

If a Conservator or Receiver Is           The Federal Deposit Insurance Act, as
Appointed for the Bank, Assets            amended by the Financial Institutions
Could Be Sold at a Loss, Payment          Reform, Recovery and Enforcement Act
May Be Accelerated, Delayed or            of 1989, provides that a security
Reduced and Protections Provided to       interest granted by the Bank in the
Certificateholders May Be Overridden      receivables would be respected to the
                                          extent that:

                                          .  the pooling agreement complies with
                                             the regulatory requirements of the
                                             FDIA;

                                          .  the security interest granted under
                                             the pooling agreement is perfected
                                             before the FDIC is appointed as
                                             conservator or receiver for the
                                             Bank; and

                                          .  the security interest is not taken
                                             in contemplation of the Bank's
                                             insolvency or with the intent to
                                             hinder, delay or defraud the Bank
                                             or its creditors.

                                          Opinions and policy statements issued
                                          by the FDIC suggest that, because of
                                          the manner in which these transactions
                                          are structured, the FDIC would respect
                                          the security interest granted by the
                                          Bank in the receivables. If the FDIC
                                          were to assert a contrary position,
                                          however, payments of principal and
                                          interest on the certificates could be
                                          delayed and possibly reduced.
                                          Furthermore, the FDIC could:

                                          .  require the trustee to go through
                                             the administrative claims procedure
                                             established by the FDIC in order to
                                             obtain payments on the
                                             certificates;

                                          .  request a stay of any actions by
                                             the trustee to enforce the pooling
                                             agreement or the certificates
                                             against the Bank; and

                                          .  repudiate the pooling agreement and
                                             limit the claims of the holders of
                                             the certificates to their "actual
                                             direct compensatory damages".

                                          If the FDIC were to take any of these
                                          actions, the amount payable to you
                                          could be lower than the outstanding
                                          principal and accrued interest on the
                                          certificates, thus resulting in losses
                                          to you.

                                          The appointment of a conservator or
                                          receiver for the Bank could cause an
                                          early amortization of principal on all
                                          outstanding series. Under the terms of
                                          the pooling agreement, new principal
                                          receivables would not be transferred
                                          to the Trust. The trustee would sell
                                          the receivables unless a sufficient
                                          amount of the holders of certificates,
                                          and anyone else authorized to vote on
                                          those matters, gave the trustee other
                                          instructions. The Trust would then
                                          terminate earlier than was planned and
                                          you could have a loss if the sale of
                                          the receivables produced insufficient
                                          amounts to pay you in full. However,
                                          the conservator or receiver for the
                                          Bank may have the power:

                                          .  regardless of the terms of the
                                             pooling and  servicing agreement:

                                             .  to delay any such  procedure;

                                             .  to prevent an early
                                                amortization;

                                             .  to prevent the early sale of the
                                                receivables and termination of
                                                the Trust; or

                                             .  to require new principal
                                                receivables to continue being
                                                transferred to the Trust; or

                                          .  regardless of the instructions of
                                             those authorized to direct the
                                             trustee's actions under the pooling
                                             agreement:

                                             .  to require the early sale of the
                                                receivables;

                                             .  to require termination of the
                                                Trust and retirement of the
                                                certificates; or

                                             .  to prohibit the continued
                                                transfer of principal
                                                receivables to the Trust.

                                          In addition, if a conservator or
                                          receiver were appointed for the
                                          servicer, the conservator or receiver
                                          may have the power to prevent either
                                          the trustee or the certificateholders
                                          from appointing a new servicer.

                                          See "Certain Legal Aspects of the
                                          Receivables--Certain Matters Relating
                                          to Receivership".

Consumer Protection Laws May              Federal and state consumer protection
Restrict the Bank's Ability to            laws regulate the creation, servicing
Collect Receivables and Maintain          and collection of consumer loans,
Yield on the Trust Portfolio and          including credit card loans. New
May Lead to an Early Pay Out or           legislation and regulatory changes
Inability to Pay Certificates in          affecting consumer loans and, in many
Full                                      cases, specifically aimed at the
                                          credit card industry, are frequently
                                          being proposed both at the federal and
                                          state levels.

                                          If implemented, some of the federal
                                          and state legislative changes under
                                          consideration could:

                                          .  limit the Bank's ability to
                                             increase finance charges and fees;

                                          .  restrict or cap finance charge
                                             rates;

                                          .  limit the Bank's ability to impose
                                             or increase fees; and

                                          .  require increased disclosure and
                                             reporting to accountholders and
                                             applicants for credit cards.

                                          It is not clear whether any of these
                                          proposals will become law or, if they
                                          are enacted, what final form they will
                                          take. However, you should be aware
                                          that legislative and regulatory
                                          changes can be expected from time to
                                          time. These changes may make it more
                                          difficult for the servicer to collect
                                          the receivables or may restrict the
                                          finance charges and fees that the Bank
                                          can charge.

                                          If, as a result of legislative or
                                          regulatory changes, the Bank were
                                          required to reduce its finance charges
                                          and fees, or if the Bank were not
                                          permitted to increase finance charges
                                          and fees when needed, this could cause
                                          a pay out event to occur.

                                          The Bank makes representations and
                                          warranties relating to compliance with
                                          the requirements of law and relating
                                          to the validity and enforceability of
                                          the accounts and the receivables.
                                          However, the trustee will not make any
                                          examination of the receivables or the
                                          records relating to the receivables
                                          for the purpose of establishing the
                                          presence or absence of defects,
                                          compliance with the representations
                                          and warranties, or for any other
                                          purpose. If a representation or
                                          warranty is breached, the only remedy
                                          is that the Bank, as the seller or the
                                          servicer, must accept the transfer and
                                          reassignment of receivables affected
                                          by the breach.

                                          See "The Trust Portfolio and the Trust
                                          Assets--Representation and Warranties
                                          Relating to Accounts and Receivables"
                                          and "Certain Legal Aspects of the
                                          Receivables--Consumer Protection Laws"
                                          in this prospectus.

Principal May Be Paid Earlier than        The receivables in the Trust may be
Expected Creating a Reinvestment          paid at any time and there is no
Risk to Certificateholders, or Later      assurance that new receivables will be
than Expected Resulting in a Failure      generated in the accounts designated
to Receive Payment When Expected          to the Trust or will be generated at
                                          levels needed to maintain the Trust.
                                          To prevent the occurrence of a pay out
                                          event, new receivables must be
                                          generated and added to the Trust. The
                                          Trust is required to maintain a
                                          certain minimum amount of receivables.
                                          The generation of new receivables is
                                          affected, in part, by the Bank's
                                          ability to compete in the current
                                          industry environment and by
                                          customers' changing borrowing and
                                          payment patterns. If there is a
                                          decline in the generation of new
                                          receivables you may be repaid your
                                          principal before the expected date.

                                          One development which affects the
                                          level of finance charge collections is
                                          the increased convenience use of
                                          credit cards. Convenience use means
                                          that the accountholder pays the
                                          account balance in full on or before
                                          the due date, thereby avoiding finance
                                          charges on his or her account. A shift
                                          towards convenience use by large
                                          numbers of accountholders could reduce
                                          the effective yield on the accounts
                                          and could cause the occurrence of a
                                          pay out event.

                                          The pooling agreement requires that
                                          the balance of principal receivables
                                          in the Trust not fall below a
                                          specified level. To maintain the level
                                          of principal receivables in the Trust,
                                          the Bank periodically adds receivables
                                          to the Trust through the designation
                                          of additional accounts to the Trust
                                          portfolio. If the Bank is not able to
                                          designate additional accounts to the
                                          Trust portfolio when required, a pay
                                          out event will occur. See "The
                                          Certificates--Pay Out Events" in this
                                          prospectus and "Series Provisions--Pay
                                          Out Events" in the accompanying
                                          prospectus supplement.

                                          Changes in finance charges also will
                                          affect payment patterns on the
                                          receivables and thus may result in a
                                          decline in yield. During the
                                          amortization or accumulation periods,
                                          this may adversely affect the
                                          repayment of principal. See "The Bank
                                          Portfolio of Accounts" in the
                                          accompanying prospectus supplement.

Social, Economic and Geographic           Changes in credit card use, payment
Factors That Affect Credit Card           patterns and the rate of defaults by
Payments Are Unpredictable and May        accountholders may result from a
Cause a Delay or Default in Payment       variety of social, economic and
                                          geographic factors. Social factors
                                          include changes in consumer confidence
                                          levels and attitude toward incurring
                                          debt, the public's perception of the
                                          use of credit cards and changing
                                          attitudes regarding the stigma of
                                          personal bankruptcy. Economic factors
                                          include the rate of inflation,
                                          unemployment rates and relative
                                          interest rates offered for various
                                          types of loans. Moreover, adverse
                                          changes in economic conditions in
                                          states where accountholders are
                                          located could have a direct impact on
                                          the timing and amount of payments on
                                          the certificates of any series.

                                          See "The Bank's Credit Card and
                                          Consumer Lending Business" in this
                                          prospectus and "Maturity
                                          Considerations" in the accompanying
                                          prospectus supplement.

Credit Ratings Assigned to Your           Each credit rating assigned to your
Certificates Are Limited in Nature        certificates reflects the rating
                                          agency's assessment only of the
                                          likelihood that interest and principal
                                          will be paid by the applicable series
                                          termination date, not when expected.
                                          These ratings are based on the rating
                                          agencies' determination of the value
                                          of receivables in the Trust and the
                                          availability of any credit
                                          enhancement.

                                          The ratings do not address the
                                          following:

                                          .  the likelihood that the principal
                                             or interest on your certificate
                                             will be prepaid, paid on an
                                             expected final payment date or paid
                                             on any particular date before the
                                             termination date of your series;

                                          .  the possibility that your
                                             certificates will be paid early or
                                             the possibility of the imposition
                                             of United States withholding tax
                                             for non-U.S. certificateholders;

                                          .  the marketability of the
                                             certificates, or any market price;
                                             or

                                          .  that an investment in the
                                             certificates is a suitable
                                             investment for you.

                                          A rating is not a recommendation to
                                          purchase, hold or sell certificates of
                                          a series or class of a series.
                                          Furthermore, there is no assurance
                                          that any rating will remain for any
                                          given period of time or that any
                                          rating will not be reduced or
                                          withdrawn by a rating agency. If a
                                          rating assigned to your certificates
                                          is reduced or withdrawn, the market
                                          value of your certificates could be
                                          reduced.

Credit Quality of Trust Assets May        The Bank expects that it will
Be Eroded by the Addition of New          periodically designate additional
Assets                                    accounts to the Trust portfolio, and
                                          may at times be obligated to designate
                                          additional accounts. Additional
                                          accounts may include accounts which
                                          were originated using criteria that
                                          are different than those applicable to
                                          the accounts currently designated to
                                          the Trust portfolio. There are many
                                          factors that could cause these
                                          differences, including the fact that
                                          the additional accounts were
                                          originated at a different date or were
                                          acquired from a credit card issuer
                                          which used different underwriting
                                          standards or procedures. Consequently,
                                          there is no assurance that future
                                          additional accounts will have the same
                                          credit quality or exhibit the same
                                          characteristics as those currently
                                          designated to the Trust portfolio.

                                          The pooling agreement allows the Bank
                                          to designate additional accounts to
                                          the Trust portfolio, and to add
                                          additional receivables, participation
                                          interests and other assets to the
                                          Trust. These additions are subject to
                                          the satisfaction of conditions
                                          described in this prospectus under
                                          "The Trust Portfolio and the Trust
                                          Assets--Addition of Receivables and
                                          Participations to the Trust".

Finance Charge Rates May Decline          The majority of accounts designated
Without a Corresponding Change in         to the Trust portfolio may have
Certificate Rates or Certificate          finance charges set at a rate above
Rates May Increase Without a              the prime rate or another specified
Corresponding Change in Finance           index. Certificates may bear interest
Charge Rates                              at a fixed rate or at a floating rate
                                          based on a different index, such as
                                          the London interbank offered rate.
                                          Thus, if the prime rate or other rate
                                          specified as the index on the accounts
                                          declines, finance charge collections
                                          will decline; however, there may not
                                          be a corresponding decrease in the
                                          interest rates on the certificates.
                                          The effect of lower finance charges
                                          without a corresponding reduction in
                                          the rates on the certificates could
                                          cause a pay out event to occur which
                                          may cause your certificates to be paid
                                          earlier than expected.

                                          On the other hand, a portion of the
                                          accounts designated to the Trust
                                          portfolio may have finance charges set
                                          at a fixed rate. If the rates on the
                                          certificates increase there will be no
                                          corresponding increase in the finance
                                          charges on the fixed rate accounts. If
                                          a significant portion of the accounts
                                          have fixed rate finance charges in the
                                          future, an increase in interest rates
                                          on the certificates could cause a pay
                                          out event to occur which may cause
                                          your certificates to be paid earlier
                                          than expected.

Issuance of Additional Series by the      The Trust is a master trust and has
Trust May Adversely Affect Your           issued other series of certificates
Payments or Rights                        and is expected to issue additional
                                          series from time to time. All
                                          certificates are payable from the
                                          receivables in the Trust. The Trust
                                          may issue additional series with terms
                                          that are different from your series
                                          without the prior review or consent of
                                          any certificateholders. It is a
                                          condition to the issuance of each new
                                          series that each rating agency that
                                          has rated an outstanding series
                                          confirms in writing that the issuance
                                          of the new series will not result in a
                                          reduction or withdrawal of its rating.
                                          However, the terms of a new series
                                          could affect the timing and amounts of
                                          payments on any other outstanding
                                          series, including your series. The
                                          owners of the certificates of any new
                                          series will have voting rights which
                                          will reduce the percentage interest
                                          represented by your series. These
                                          voting rights may relate to the
                                          ability to approve waivers and give
                                          consents. The actions which may be
                                          affected include directing the
                                          appointment of a successor servicer
                                          following a servicer default, amending
                                          the pooling agreement and directing a
                                          reassignment of the entire Trust
                                          portfolio of accounts.

                                          See "The Certificates--New Issuances
                                          of Certificates" in this prospectus.

If Optional Repurchase Occurs, It         When the amount of certificates of a
May Result in an Early Return Of          series is reduced to a stated
Principal and a Reinvestment Risk         percentage of that series' original
                                          amount, the Bank may repurchase the
                                          remaining certificates of the series.
                                          It is possible, if so provided in the
                                          applicable pooling agreement
                                          supplement, that the repurchase option
                                          could be exercised when [5]% or more
                                          of the principal amount of the series
                                          remains outstanding. A repurchase may
                                          result in an early return of your
                                          investment. It is not expected that
                                          any premium will be paid in the event
                                          of the exercise of the repurchase
                                          option and there can be no assurance
                                          that you will be able to invest any
                                          early repayment amount at a similar
                                          rate of return.

If Accountholders Are Concentrated        If the Trust contains a high
in One State or Geographic Region,        concentration of receivables relating
Laws, Economic Downturn or Natural        to accountholders located within a
Disasters in That Area May                single state or region of the United
Adversely Affect Collections of           States, events in that state or region
Receivables                               may have a magnified effect on the
                                          Trust due to the concentration. The
                                          prospectus supplement of a series will
                                          contain a then-current detailed
                                          geographic breakdown of the number of
                                          accounts and the amount of receivables
                                          relating to accountholders with
                                          addresses in each applicable state.

                                          See "Composition of Accounts" in the
                                          accompanying prospectus supplement.

                                          The Bank has no way of predicting how
                                          a future geographic event or a change
                                          in the geographic distribution of the
                                          receivables may affect the
                                          certificates.

Amounts in Prefunding Account Not         The Bank may, in connection with any
Invested in Receivables May Result        series, create a prefunding account
in Early Return of Principal and          and deposit a portion of the proceeds
Reinvestment Risk                         of the series in the prefunding
                                          account. Funds in the prefunding
                                          account are intended to be invested in
                                          additional principal receivables.
                                          However, any funds in the prefunding
                                          account not used by a specific date
                                          must be paid to the holders of the
                                          certificates of that series. This will
                                          result in an early return of
                                          principal. The Bank would not pay a
                                          prepayment penalty or premium in that
                                          event. If you receive an early payment
                                          you may not be able to reinvest at a
                                          rate equivalent to the rate on the
                                          certificates which were paid early.

You Will Not Be Recognized as the         If so stated in the accompanying
Owner of Certificates on the              prospectus supplement, the
Records of the Trustee and Will Not       certificates of that series initially
Be Able to Exercise Rights Directly       will be represented by one or more
as a Certificateholder                    certificates registered in the name of
                                          Cede, the nominee for DTC, and will
                                          not be registered in the names of the
                                          certificate owners or their nominees.
                                          Unless definitive certificates are
                                          issued for a series, certificate
                                          owners of that series will not be
                                          recognized by the trustee as
                                          certificateholders, as that term is
                                          used in the governing documents. As a
                                          result you will only be able to
                                          exercise the rights of
                                          certificateholders indirectly through
                                          DTC, Clearstream, Luxembourg or
                                          Euroclear and their participating
                                          organizations.

                                          See "The Certificates--Book-Entry
                                          Registration" and "The Certificates--
                                          Definitive Certificates" in this
                                          prospectus.

Trust Assets May Be Allocated to          A pooling agreement supplement or an
One or More Specific Series or            amendment to the pooling agreement may
Groups and Not Be Available to            provide that portions of the
Your Series                               receivables or participations
                                          interests in the Trust be allocated to
                                          one or more series or groups of
                                          series. If such an allocation were to
                                          occur, and if the allocation was not
                                          to your series or a group of series in
                                          which your series is included, your
                                          series would not be able to benefit
                                          from those receivables or
                                          participations.

For Some Purposes                         In some circumstances, the consent or
Certificateholders of Other Series        approval of a specified percentage of
or Classes May Take Actions Which         certificateholders of all outstanding
Are Opposed to Your Interests             series or by each class of a series is
                                          required. As a result, the
                                          certificateholders of any one series
                                          or class may control notwithstanding
                                          the concerns of other series or
                                          classes. Such circumstances include:

                                          .  requiring the appointment of a
                                             successor servicer following a
                                             servicer default;

                                          .  amending the pooling agreement and
                                             directing a reassignment of the
                                             entire portfolio of accounts; and

                                          .  voting, by an aggregate of more
                                             than 50% of the certificateholders
                                             or by each class of a series, to
                                             direct the trustee not to sell or
                                             liquidate the receivables,
                                             following an insolvency event for
                                             the Bank.

                                   THE BANK

     Providian National Bank is a wholly owned subsidiary of Providian Financial Corporation, a publicly owned financial services company which provides lending and deposit products throughout the United States and offers credit cards in the United Kingdom.

     Providian Financial Corporation became an independent, publicly held company in a spin-off transaction that occurred on June 10, 1997, when shares of its common stock were distributed to the shareholders of Providian Corporation, which was Providian Financial Corporation's parent company before the spin-off.

     The Bank is the surviving entity in the merger, completed on January 1, 1998 of Providian National Bank, another subsidiary of Providian Financial Corporation, into First Deposit National Bank. Following the merger, First Deposit National Bank changed its name to Providian National Bank.

     The Bank is a national bank regulated by the Office of the Comptroller of the Currency. Under the grandfather provisions of the Competitive Equality Banking Act of 1987, Providian Financial Corporation is not required to register as a bank holding company so long as certain restrictions are observed. The principal executive offices of the Bank are located at 295 Main Street, Tilton, NH 03276, and the principal executive offices of Providian Financial Corporation are located at 201 Mission Street, San Francisco, CA 94105.


                        THE BANK'S CREDIT CARD BUSINESS

The Bank Portfolio


     The Bank is a diversified consumer lender, offering a range of lending products, including credit cards, secured and partially secured credit cards and membership services products. The Bank portfolio of accounts discussed in this prospectus includes unsecured accounts and unsecured revolving line of credit accounts (which are accessed by checks rather than credit cards) under management by the Bank but does not currently include secured or partially secured accounts and, except for the Bank's Visa Classic product, does not include accounts with lower credit limits designed to serve individuals who have limited access to credit. The Bank portfolio consists primarily of receivables generated through VISA and MasterCard credit cards.

     Secured and partially secured accounts and accounts with lower credit limits designed to serve individuals who have limited access to credit may be included in the Bank portfolio in the future. Secured credit card accounts are revolving accounts that are secured or partially secured by a savings deposit established by the accountholder and held at the Bank. The amount initially required to be deposited by the accountholder in the savings deposit may vary from accountholder to accountholder. The amount of the required savings deposit, as a portion of the accountholder's credit limit, may be reduced over time or otherwise modified based on the accountholder's credit performance.

     Receivables transferred and to be transferred by the Bank to the Trust pursuant to the pooling agreement are generated from transactions made and cash advances obtained by accountholders under accounts in the Bank portfolio and the Trust portfolio. All accounts in the Bank portfolio (other than certain accounts purchased from third parties) were originated using the Bank's account acquisition procedures. Certain of the accounts were originated by former affiliates of the Bank or were acquired by the Bank in portfolio acquisitions.

     The Bank uses its affiliate, Providian Bancorp Services, and third party vendors in the process of originating and servicing accounts in the Bank portfolio. Account set-up, telemarketing, promotional activities, customer service, collection activities and certain data processing services are performed by Providian Bancorp Services at various operations centers. Other data processing functions are handled by Total System Services, Inc., a company based in Columbus, Georgia. Total System is the nation's second largest credit card processing company. Total System is responsible for issuing and encoding cards, authorizing accountholder purchases and processing transactions for merchants. Total System also sends monthly billing statements, stores customer data files, updates master files daily and provides master file tapes each month. The accounts in the Bank portfolio were principally generated through direct mail, telemarketing and other direct marketing channels. The Bank's underwriting, telemarketing, customer service and collection procedures, described below, are subject to change as the competitive environment, industry practice, legal requirements or the Bank's business objectives may require.

     The Bank has acquired and may from time to time acquire accounts originated by third parties. The receivables relating to accounts acquired from third parties may be included in the Bank portfolio. Accounts acquired by the Bank from third parties, which are part of the Bank portfolio, were originally opened using criteria established by other institutions and may not have been subject to the same underwriting procedures and credit review as accounts established by the Bank. During 1998 the Bank acquired portfolios of credit card accounts from First Union Direct Bank, N.A. and Morgan Stanley Dean Witter's Bravo card program. During 1999 the Bank acquired a portfolio of credit card accounts from H&R Block, Inc.'s "WebCard" program. Accounts acquired by the Bank from third parties have been designated to the Trust portfolio in the past and may be designated to the Trust portfolio from time to time in the future. There can be no assurance that the accounts in the acquired portfolios will perform similarly to accounts originated by the Bank. See "The Trust Portfolio and the Trust Assets--Addition of Receivables and Participations to the Trust".

Underwriting Procedures and Lending Guidelines

     The Bank's credit process for accounts offered through direct mail and telemarketing channels generally begins with a "prescreening" review which is designed to identify consumers who, based on proprietary credit and segmentation criteria, are likely to be interested in and eligible for an account. In the "prescreening" process, the Bank provides a set of credit criteria directly, or indirectly through a third party, to credit reporting agencies. The credit reporting agencies screen their databases and generate a list of names with the desired attributes. The list is further refined by applying an additional set of targeting criteria which have been derived by the Bank from a statistical modeling of attributes from previous solicitations, behavioral usage and credit risk. This final list is then statistically verified by the Bank to ensure that the list complies with the criteria supplied. In addition to direct mail and telemarketing channels, the Bank also uses television, the Internet and other media channels to market credit cards to consumers.

     Consumers who respond to the Bank's account offers are reviewed according to the Bank's credit and underwriting criteria. The Bank establishes pricing and credit limits based on the customer's risk profile, loan feature preferences and price sensitivity and on the Bank's profitability and risk guidelines.

     Each accountholder is subject to an agreement governing the terms and conditions of the account. Pursuant to that lending agreement, the Bank reserves the right to change or terminate any terms, conditions, services or features of the account (including increasing or decreasing periodic finance charges, other charges or minimum payment requirements). The Bank monitors customers' risk profiles, and may adjust product features and/or pricing as the customer relationship evolves. By their terms, the Bank's lending agreements are governed by New Hampshire law.

Rollouts of Accounts

     The accounts originated by the Bank are grouped into "rollouts" for purposes of administrative convenience. A rollout represents a group of accounts established from replies to a specific solicitation or marketing program. Product solicitations for a particular rollout are generally made within a discrete period. Accounts which were originated by third parties, and which had different account groupings, may be designated to the Trust portfolio. The accounts designated to the Trust portfolio consisting of rollouts or other account groupings may include accounts for which receivables have been charged off as uncollectible before their designation to the Trust portfolio. Receivables in charged-off accounts are deemed to have a zero balance. Except for certain accounts removed from the list of accounts designated to the Trust, the Trust generally has the right to receive recoveries with respect to those charged-off receivables.


     Although the characteristics, including loss experience, of a particular rollout or account grouping may differ from those of the Bank portfolio of accounts as a whole, the Bank believes that, collectively, the accounts currently designated to the Trust portfolio are generally representative of the accounts in the Bank portfolio, with the exception that the Bank's Visa Classic accounts are not currently designated to the Trust portfolio. There can be no assurance that performance of the accounts designated to the Trust portfolio, including but not limited to the payment rate, yield, loss and delinquency experience with respect to those accounts, will be comparable to that of the accounts in the entire Bank portfolio.


Telemarketing and Customer Service

     The Bank believes that customer contact must be quickly established to take advantage of additional marketing opportunities, verify application information and assist in the collections process. Customer service representatives have online access to the customer's account history in order to resolve most questions. When charges are in dispute, the Bank's current policy is to note on the accountholder's monthly billing statements the portion of the balance that is in dispute, and that portion will not accrue finance charges pending resolution of the dispute. Multiple tracking and reporting systems are employed to ensure that service standards are achieved and maintained.

Collection Efforts and Delinquencies

     Efforts to collect delinquent receivables are made by the Bank or its affiliates as well as attorneys retained in different states. Current collection practices are characterized by quick intervention when payments become overdue, automated calling systems designed to improve efficiency in contacting customers, and close monitoring of delinquencies and charge-offs. Collections practices are revised from time to time in accordance with the Bank's collections experience.

     Under the Bank's current collections policy, statements are sent monthly and accountholders have approximately 30 days after the statement date to remit payments before an account is considered past due. The Bank uses risk assessment and segmentation models to determine when to contact accountholders by telephone after an account balance becomes past due, with an emphasis on early intervention for accounts with the highest risk, and arrangements may be made with accountholders to extend or change payment schedules. Because collection efforts are event-driven, accounts are escalated to more experienced collectors, suspended, closed and/or referred for legal collection based on customer behavior, rather than on the passage of time.

     The Bank's policy is to charge off the principal balance of delinquent accounts no more than 180 days after the delinquency occurs, unless before the time the balance would otherwise be charged off the accountholder enters into a payment arrangement with the Bank, which generally must include an initial payment of no less than the total amount past due or the minimum amount due as specified by the account terms, whichever is greater, and monthly payments of no less than the minimum amount due as specified by the account terms. At the time a loan is charged off, related unpaid finance charges and fee income are written off as a reversal of current finance charge and fee revenue. Accounts of deceased accountholders are written off upon determination of uncollectibility, but in no event more than 180 days after delinquency. Accounts of bankrupt accountholders are charged off upon notification of bankruptcy.

     Information with respect to the delinquency and loss experience of the Bank's portfolio is contained in the prospectus supplement. That information sets forth delinquencies grouped by the number of days receivables are delinquent and the percentage of the portfolio which is delinquent. The loss experience information will show charge-offs in dollars and as a percentage of the receivables outstanding.

Interchange

     Members participating in the VISA and MasterCard associations receive certain fees referred to as "interchange" as partial compensation for taking credit risk, absorbing fraud losses, funding receivables and servicing accountholders for a limited period before initial billing. Under the VISA and MasterCard systems, interchange in connection with accountholder charges for merchandise and services is passed from the banks that clear the transactions for merchants to the credit card-issuing banks. Interchange ranges from approximately 1% to 2% of the transaction amount, although VISA and MasterCard may from time to time change the amount of interchange reimbursed to banks issuing their credit cards. Interchange paid to the Bank will be allocated to the Trust with respect to each month on the basis of the percentage equivalent of the ratio that the amount of accountholder charges for merchandise and services for the accounts designated to the Trust portfolio bears to the total amount of accountholder charges for merchandise and services for all accounts in the Bank portfolio, in each case for that month.

     The Bank will be required, pursuant to the terms of the pooling agreement, to transfer to the Trust for the benefit of certificateholders the percentage of the interchange allocated to the Trust. This percentage is an estimate of the actual interchange paid to the Bank from time to time in respect of the accounts designated to the Trust portfolio and may be more or less than the actual amount of interchange so paid. Interchange transferred to the Trust will be included in finance charge receivables pursuant to the pooling agreement for purposes of determining the amount of finance charge receivables and allocating collections and payments thereof to the certificateholders. Interchange attributable to the accounts designated to the Trust portfolio as determined above will also be included in finance charge receivables for purposes of calculating the portfolio yield.

Billing and Payments

     Monthly billing statements are sent by the Bank to active accountholders. The accounts generally require a minimum monthly payment equal to at least 2% of the new balance shown on the statement, plus any amount that is past-due and the minimum payment may include any amount by which the new balance exceeds the accountholder's credit limit. The payment due will not be less than $15.00 (unless the new balance is less than $15.00, in which case the payment due will be the amount of the new balance).

     Finance charges are posted to the accounts at the end of each monthly billing cycle. A daily finance charge is calculated by multiplying the daily balance on the account by the applicable daily periodic rate. There is generally no grace period during which accountholders may avoid monthly charges on cash advances and balance transfers. However, most accounts do have a grace period for new purchases if the entire account balance is paid in full by the due date shown on the monthly billing statement.

     Accounts may have different annual percentage rates for cash advances, purchases and balance transfers and the annual percentage rate may be fixed or variable. New accountholders may be offered a reduced annual percentage rate (which in some cases may be as low as 0%) for an introductory period, and the annual percentage rate on some accounts may be lower or higher than those generally offered by the Bank. For an additional fee, certain accountholders have subscribed to a credit protection feature pursuant to which the accountholder's obligation to make payments and the accrual of finance charges will be suspended upon the occurrence of certain conditions. Other membership services products are also offered to accountholders.

     The Bank typically charges accountholders certain additional fees when appropriate, including late fees, returned check fees and over-limit fees. The Bank also charges cash advance fees for certain types of cash advances. Any of these fees may be waived or modified by the Bank at any time.

     The Bank generally does not charge customers an annual fee for the accounts that are designated to the Trust portfolio. However, the Bank reserves the right to modify the terms of any account to charge an annual fee or other types of fees.

     Payments to the Bank on the accounts are applied first to finance charges, then to any fees billed to the account and then to unpaid principal. Any excess creates a credit balance. Finance charges are posted as of the last day of an account's monthly billing cycle. Principal receivables are posted to the accounts daily.

     Annual percentage rates, minimum monthly payment requirements, fees and other charges may increase or decrease from current levels. The lending agreements governing the accounts permit the Bank to change rates and other terms at any time after an applicable notice period. There can be no assurance that annual percentage rates, minimum monthly payment requirements, fees and other charges will remain at current levels in the future. See "Risk Factors--A Change in the Terms of Receivables May Adversely Affect the Amount or Timing of Collections and May Cause an Early Payment or a Downgrade of Your Certificates".

Year 2000

     The Bank has not experienced any material disruption in its operations as a result of the Year 2000 date rollover. The Bank will continue to monitor and validate its systems to verify that all systems and applications continue to function properly.

                            PROVIDIAN MASTER TRUST

     The Trust was formed in 1993 pursuant to a pooling and servicing agreement (the "pooling agreement") between the Bank, as seller and servicer, and Bankers Trust Company, as trustee. As a master trust, it has already issued other series and is expected to issue additional series from time to time. The Trust has not engaged and will not engage in any business activity other than acquiring and holding trust assets and proceeds therefrom, issuing series of certificates and the seller's interest and making payments thereon and related activities. As a consequence, the Trust does not and is not expected to have any source of capital resources other than the trust assets. The Trust is administered in accordance with the laws of the State of New York.

The Seller's Interest

     The interest in the Trust not represented by any series of certificates is the seller's interest. The seller's interest is owned by the Bank. The seller's interest does not provide credit enhancement for any series of certificates.

     The Bank may transfer a portion of the seller's interest in the Trust to another person or entity by means of a supplement to the pooling agreement, but only if:

     . in the case of a transfer to a person or entity that is not a specified affiliate of the Bank, the transfer will not result in a reduction or withdrawal of the ratings on any certificate;

     . the Bank's and any additional seller's remaining interest in principal receivables will not be less in the aggregate than 2% of the total amount of principal receivables, after giving effect to that transfer; and

     . before the transfer, the Bank delivers to the trustee a tax opinion with respect to the transfer.

     "Tax opinion" means, with respect to any action, an opinion of counsel acceptable to the trustee that for federal income tax purposes such action will not cause the Trust to be deemed an association or publicly traded partnership taxable as a corporation, will not affect the tax characterization as debt of certificates of any outstanding series or class that were characterized as debt at the time of their issuance and will not cause or constitute an event in which gain or loss would be recognized by any certificateholders or the Trust.

     Any subsequent transfer of a portion of the seller's interest by a holder other than the Bank may be made only if:

     . the transfer will not result in a reduction or withdrawal of the ratings on any certificate; and

     . before the transfer, the Bank delivers to the trustee a tax opinion with respect to the transfer.

The Certificateholders' Interest

     The portion of the trust assets allocated to the certificateholders of a particular series is the certificateholders' interest for that series. The aggregate principal amount of the certificateholders' interest of a series offered hereby will, except as otherwise provided in this prospectus and in the related prospectus supplement, remain fixed at the aggregate initial principal amount of the certificates of that series. The certificateholders' interest of a series will include the right to receive varying percentages of finance charge collections and principal receivables, but only to the extent needed to make required payments under the pooling agreement and the related supplement and subject to any reallocation of those amounts if the related supplement so provides. The certificateholders' interest of a series will be allocated a varying percentage of the defaulted amount with respect to each month. If the certificates of a series offered hereby include more than one class of certificates, the trust assets allocable to the certificateholders' interest of that series may be further allocated among each class in that series as described in the related prospectus supplement.

     The certificates of a series will evidence undivided interests in the trust assets allocated to the certificateholders' interest of that series. The certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Bank or any affiliate of the Bank. Neither the certificates, the accounts designated to the Trust portfolio, the receivables in the Trust or any collections thereon, are insured or guaranteed by the Federal Deposit Insurance Corporation (the "FDIC") or any other governmental agency or instrumentality.

Termination of the Trust

     Unless the Bank instructs the trustee otherwise, the Trust will only terminate on the earlier to occur of:

     . the day following the day on which the aggregate invested amounts and enhancement invested amounts of all series is zero, but only if the Bank has delivered a written notice to the trustee electing to terminate the Trust;

     .    June 1, 2014; or

     . if the receivables are sold, disposed of or liquidated following the occurrence of an insolvency event as described under "The Certificates--Pay Out Events", immediately following that sale, disposition or liquidation.

Upon termination of the Trust, the receivables and other funds of the Trust (other than amounts in accounts maintained by the Trust for the final payment of principal and interest to certificateholders) will be conveyed to the Bank.


                   THE TRUST PORTFOLIO AND THE TRUST ASSETS

     The Trust portfolio consists of accounts in the Bank portfolio that have been designated to the Trust portfolio. See "The Bank's Credit Card Business-- The Bank Portfolio of Accounts" for a description of the Bank portfolio of accounts and "--Eligible Accounts and Eligible Receivables" for a description of eligible accounts.

     The Bank has transferred and will transfer to the Trust all receivables existing in each account owned by it on the date that such account is designated to the Trust portfolio, and all receivables generated in those accounts after that date. The receivables consist of all amounts charged by accountholders for merchandise and services and cash advances ("principal receivables") and all related periodic finance charges, cash advance fees, late charges and any other fees and charges billed on the accounts and certain interchange attributable to accountholder charges for goods and services in certain of the accounts

("finance charge receivables"). All monthly calculations with respect to those accounts are computed based on activity occurring during a calendar month. The Bank has the right, and in certain cases the obligation (subject to certain limitations and conditions described below), to designate from time to time additional qualifying accounts to be included in the accounts designated to the Trust portfolio, and to convey to the Trust all receivables in those additional accounts, whether those receivables are then existing or created afterwards. These additional accounts must be eligible accounts as of the date the Bank designates them to the Trust portfolio. Since May 31, 1993 (the "trust cut-off date"), the Bank has conveyed to the Trust receivables in certain additional accounts in accordance with the provisions of the pooling agreement. In addition, as of the trust cut-off date (or as of the applicable addition date) and on the date any new receivables are created, the Bank has represented and warranted or will represent and warrant to the Trust, as the case may be, that each of the receivables in any account owned by the Bank which is designated to the Trust portfolio on that day meets the eligibility requirements specified in the pooling agreement. See "--Representations and Warranties Relating to Accounts and Receivables". However, there can be no assurance that all of the accounts will continue to meet the applicable eligibility requirements throughout the life of the Trust.

     Subject to certain limitations and restrictions, the Bank may also direct that certain accounts that have been designated to the Trust portfolio be removed from the list of accounts designated to the Trust portfolio, and the related receivables will be removed from the Trust. In that case, the receivables in the removed accounts will be reassigned to the Bank. The Bank may from time to time remove from the accounts designated to the Trust portfolio certain charged-off accounts and closed accounts having a zero balance. See "-- Removal of Receivables from the Trust". The Trust portfolio will consist of the accounts that were designated to the Trust portfolio before the first issuance of certificates, plus any additional accounts designated to the Trust portfolio after that date, and minus any accounts that have been removed from the Trust portfolio.


     The Trust portfolio currently does not include any secured or partially secured accounts or accounts with lower credit limits designed to serve individuals who have limited access to credit. However, those accounts may in the future be selected by the Bank to be designated for inclusion in the Trust portfolio.


     Additional accounts designated to the Trust portfolio after the date of this prospectus may be accounts of a different type from those previously designated to the Trust portfolio. The designation to the Trust portfolio of additional accounts with lower periodic finance charges may have the effect of reducing the portfolio yield. The additional accounts may also be subject to different credit limits, balances and ages. Therefore, there can be no assurance that those additional accounts will be of the same credit quality as the accounts already designated to the Trust portfolio. Moreover, those additional accounts may contain receivables which have fees, charges, balances and other terms that are different from the trust assets that have previously been part of the Trust. Consequently, there can be no assurance that the accounts designated to the Trust portfolio and the receivables in the Trust will continue to have the characteristics described in this prospectus as additional accounts are designated to the Trust portfolio. The Bank intends to file with the SEC, on behalf of the Trust, a Current Report on Form 8-K with respect to any addition of accounts to the Trust portfolio which would have a material adverse effect on the composition of the accounts designated to the Trust portfolio or the receivables in the Trust.

     The Bank has designated some of the accounts in the Bank portfolio to be included in the Trust portfolio of accounts. The Bank has conveyed to the Trust, without recourse, its interest in all receivables generated from time to time in accounts that have been designated to the Trust portfolio. However, the accounts designated to the Trust portfolio, as distinguished from the receivables arising from those accounts, remain the property of the Bank, and are not conveyed to the Trust. The trust assets of the Trust consist of:

     . the receivables relating to the accounts which have been designated to the Trust portfolio;

     . all funds collected or to be collected from accountholders in respect of the receivables;

     . the proceeds of the receivables, and certain interchange attributable to accountholder charges for goods and services;

     . all funds on deposit in the collection account and in certain other trust accounts maintained for the benefit of the certificateholders;

     .    any participations included in the Trust;

     . funds collected or to be collected with respect to those participations; and

     .    any series enhancement.

Series enhancements are more fully described under "The Certificates--Credit Enhancement" and in the prospectus supplement under "Summary of Series Terms-- Credit Enhancement".

     The trust assets are expected to change over the life of the Trust as accounts and related assets become part of the Bank portfolio of accounts and are designated to the Trust portfolio, and as accounts are closed, charged off or removed from the Trust portfolio. The Bank has the right, subject to certain limitations, and in some circumstances is obligated, to designate additional accounts to the Trust portfolio or add participations to the Trust. See "-- Addition of Receivables and Participations to the Trust". The Bank has the right to remove receivables from the Trust by removing the related accounts from the list of accounts designated to the Trust portfolio as described in this prospectus under "--Removal of Receivables from the Trust".

Additional Sellers

     The Bank may designate affiliates of the Bank, which may be banks, finance companies or similar organizations, to be included as sellers under the pooling agreement by means of an amendment to the pooling agreement that will not require the consent of any certificateholder. See "Amendments to the Pooling Agreement and Supplements". The Bank may do this only if:

     . the Bank delivers to the trustee, the rating agencies that have rated certificates of any outstanding series and certain providers of series enhancement a tax opinion;

     . the designation of the additional seller would not result in a reduction or withdrawal of the ratings on any certificate; and

     . any applicable conditions described in "--Addition of Receivables and Participations to the Trust" will have been satisfied with respect to the transfer of receivables or credit card participations by any additional seller to the Trust.

Following the inclusion of an additional seller, the additional seller will be treated in the same manner as the Bank and each additional seller generally will have the same obligations and rights as the Bank described in this prospectus.

Conveyance of Receivables

     Pursuant to the pooling agreement, the Bank has transferred and will transfer to the Trust all receivables in the accounts that have been designated to the Trust portfolio, together with all proceeds of all of those receivables.

     In connection with the transfer of any receivables to the Trust, the Bank is required to indicate in its computer records that those receivables have been conveyed to the Trust. In addition, at the time of designation of each account to the Trust portfolio, the Bank has provided or will provide to the trustee a computer file or a microfiche list containing the following information for each account:

     .    its account number; and

     . the aggregate amount outstanding and the aggregate amount of principal receivables in that account.

     The Bank, as initial servicer, will retain and will not deliver to the trustee any other records or agreements relating to the accounts or the receivables. Except as set forth above, the records and agreements relating to the accounts and the receivables that have been designated or conveyed to the Trust will not be segregated from those relating to other accounts and receivables, and the physical documentation relating to the accounts or receivables will not be stamped or marked to reflect the transfer of the receivables to the Trust. The Bank has filed and is required to file UCC financing statements with respect to the transfer of the receivables to the Trust meeting the requirements of applicable state law. See "Risk Factors" and "Certain Legal Aspects of the Receivables".

Representations and Warranties Relating to Accounts and Receivables

     As of the issuance date specified in the related prospectus supplement for a series offered hereby, the Bank will make representations and warranties to the Trust relating to the accounts owned by it that are designated to the Trust portfolio and the receivables transferred by it to the Trust, including the following to the effect that:

     . as of the date on which each account was designated to the Trust portfolio, that account was an eligible account;

     . as of the date on which each receivable was transferred to the Trust, that receivable was an eligible receivable; and

     . each receivable that is created after the related account has been designated to the Trust portfolio is an eligible receivable.

Reassignment of Receivables

     If the Bank breaches any representation and warranty described above relating to the accounts or the receivables, that breach remains uncured for 60 days, or a longer period that may be agreed to by the trustee, after the earlier to occur of the discovery of that breach by the Bank or receipt of written notice of that breach by the Bank, and as a result of that breach any receivables in the related account become defaulted receivables or the Trust's rights in those receivables or the proceeds of those receivables are impaired or those proceeds are not available for any reason to the Trust free and clear of any lien, then the certificateholders' interest in all receivables with respect to the affected account ("ineligible receivables") will be reassigned to the Bank on the terms and conditions set forth below and that account will no longer be included as an account designated to the Trust portfolio. However, those receivables will not be deemed to be ineligible receivables and will not be reassigned to the Bank if, on any day before the end of that 60-day or longer period:

     . the relevant representation and warranty becomes true and correct in all material respects as if made on that day; and

     . the Bank delivers to the trustee a certificate of an authorized officer describing the nature of that breach and the manner in which the relevant representation and warranty became true and correct.

     An ineligible receivable will be reassigned to the Bank on or before the end of the month in which that reassignment obligation arises by the Bank directing the servicer to deduct the portion of that ineligible receivable which is a principal receivable from the aggregate amount of the principal receivables used to calculate the seller's interest. If the exclusion of an ineligible receivable from the calculation of the seller's interest would cause the seller's interest to be a negative number, on the distribution date following the month in which the reassignment obligation arises, the Bank will make a deposit into the collection account in immediately available funds in an amount equal to the amount by which the seller's interest would be reduced below zero. Any deposit into the collection account in connection with the reassignment of an ineligible receivable (the amount of any such deposit is referred to in this prospectus as a "transfer deposit amount") will be considered a payment in full of the ineligible receivable. The reassignment of any ineligible receivable to the Bank is the sole remedy respecting any breach of the representations and warranties described above with respect to the accounts and receivables available to certificateholders of any series (or the trustee on behalf of the certificateholders) or any provider of series enhancement. Any such transfer deposit amount will be treated as a portion of shared principal collections as described under "The Certificates--Shared Principal Collections".

     The Bank will also make representations and warranties to the Trust to the effect, among other things, that as of the issuance date for a series (the "series issuance date") specified in the related prospectus supplement:

     . it is a national banking association validly existing under the laws of the United States and it has the authority to consummate the transactions contemplated by the pooling agreement and the related pooling agreement supplement for that series;

     . each of the pooling agreement and the related pooling agreement supplement for that series constitutes a valid, binding and enforceable agreement of the Bank; and

     . the pooling agreement constitutes a valid sale, transfer and assignment to the Trust of the Bank ownership interest in the receivables, whether then existing or thereafter created and the proceeds thereof (including proceeds in any of the accounts established for the benefit of the certificateholders) or the grant of a first priority perfected security interest under the Uniform Commercial Code of the applicable state (the "UCC") in those receivables and the proceeds thereof (including proceeds in any of the accounts established for the benefit of the certificateholders), which is effective as to each receivable then existing on the series issuance date or, as to each receivable arising thereafter, upon the creation thereof and until termination of the Trust.

If the breach of any of the representations and warranties described in this paragraph has a material adverse effect on the certificateholder's interest of all series in the receivables transferred to the Trust by the Bank, either the trustee or the holders of certificates evidencing not less than 50% of the aggregate unpaid principal amount of the certificates of all series, by written notice to the Bank and the servicer, and to the trustee if given by the holders of the requisite percentage of certificates of all series, may direct the Bank to accept the reassignment of all the receivables transferred by it to the Trust within 60 days of that notice, or within a longer period that is specified in that notice. The Bank will be obligated to accept the reassignment of those receivables on the distribution date following the month in which the reassignment obligation arises. However, the receivables will not be reassigned to the Bank if, on any day before the end of that 60-day or longer period, the relevant representation and warranty is true and correct in all material respects and the Bank has delivered to the trustee a certificate of an authorized officer describing the nature of that breach and the manner in which the relevant representation and warranty became true and correct.

     The price for the reassignment will generally be equal to the aggregate invested amounts and enhancement invested amounts of all series on the distribution date on which the purchase is scheduled to be made plus accrued and unpaid interest on the unpaid principal amount of all series and any interest amounts that were due but not paid on a prior date and interest on those overdue interest amounts, if the applicable pooling agreement supplement so provides, at the applicable certificate rates through the day preceding that distribution date. The payment of the reassignment price, in immediately available funds, will be considered a payment in full of the receivables, and the principal portion of those funds and the interest portion of those funds will be deposited into the special funding account and the collection account, respectively. If the trustee or the requisite percentage of certificateholders of all series gives a notice as provided above, the obligation of the Bank to make any such deposit will constitute the sole remedy respecting a breach of the representations and warranties available to certificateholders of all series--or the trustee on behalf of those certificateholders--or any provider of series enhancement.

Eligible Accounts and Eligible Receivables

     An "eligible account" is a credit card or other revolving credit account owned by the Bank which on the date on which it is designated to the Trust portfolio:

     .    is payable in United States dollars;

     . except as provided below, has not been identified as an account the credit cards or checks, if any, with respect to which have been reported to the Bank as having been lost or stolen;

     . has an accountholder who has provided, as his or her billing address at the date that account was opened, an address located in the United States or its territories or possessions or a military address;

     . has an accountholder who has not been identified by the Bank as an employee of the Bank or any affiliate;

     . has not been, and does not have any receivables which have been, sold, pledged, assigned or otherwise conveyed to any person (except pursuant to the pooling agreement);

     . except as provided below, does not have any receivables which are defaulted receivables; and

     . except as provided below, does not have any receivables which have been identified as having been incurred as a result of fraudulent use of any related credit card or check.

     Eligible accounts may include accounts, the receivables of which have been written off, or with respect to which the Bank believes the related accountholder is bankrupt, or as to which certain receivables have been identified by the accountholder as having been incurred as a result of fraudulent use of any credit cards or checks, or as to which credit cards or checks have been reported to the Bank as lost or stolen. However, in the case of these accounts:

     . the balance of all receivables in such accounts will be reflected on the books and records of the Bank, and will be treated for purposes of the pooling agreement, as "zero"; and

     . charging or check writing privileges with respect to all such accounts will have been canceled in accordance with the Bank's lending guidelines, and will not be reinstated by the Bank or the servicer.

An "eligible receivable" is a receivable:

     .    which has arisen under an eligible account;

     . which was created in compliance with the Bank's lending guidelines and all requirements of law applicable to the Bank, the failure to comply with which would have a material adverse effect on certificateholders, and pursuant to a lending agreement which complies with all requirements of law applicable to the Bank, the failure to comply with which would have a material adverse effect on certificateholders;

     . with respect to which all consents, licenses, approvals or authorizations of, or registrations with, any governmental authority required to be obtained or given by the Bank in connection with the creation of that receivable or the execution, delivery and performance by the Bank of the related lending agreement have been duly obtained or given and are in full force and effect as of the date of the creation of that receivable;

     . as to which, at the time of its transfer to the Trust, the Bank or the Trust will have good and marketable title free and clear of all liens and security interests (other than any lien for municipal or other local taxes if those taxes are not then due and payable or if the Bank is then contesting the validity thereof in good faith by appropriate proceedings and has set aside on its books adequate reserves with respect thereto);

     . which has been the subject of either a valid transfer and assignment from the Bank to the Trust of all of the Bank's ownership interest therein or the grant of a first priority perfected security interest therein and in the proceeds thereof, effective until the termination of the Trust;

     . which at and after the time of transfer to the Trust is the legal, valid and binding payment obligation of the accountholder thereof, legally enforceable against that accountholder in accordance with its terms (with certain bankruptcy and equity-related exceptions);

     .    which constitutes either an "account" or a "general intangible" under
          Article 9 of the applicable UCC as then in effect;

     . which, at the time of its transfer to the Trust, has not been waived or modified except as permitted by the pooling agreement;

     . which, at the time of its transfer to the Trust, is not subject to any right of rescission, setoff, counterclaim or other defense of the accountholder (including the defense of usury), other than certain bankruptcy and equity-related defenses and adjustments permitted by the pooling agreement to be made by the servicer;

     . as to which the Bank has satisfied all obligations to be fulfilled at the time it is transferred to the Trust;

     . as to which the Bank has not taken any action which, or failed to take any action the omission of which, would, at the time of its transfer to the Trust, impair the rights of the Trust or the certificateholders therein; and

     . which, if arising under an account which was not originated by the Bank or an affiliate of the Bank, will not be designated to the Trust portfolio unless confirmation shall have been received that such designation will not result in a reduction or withdrawal of the ratings on any certificate.

     It is not required or anticipated that the trustee will make any initial or periodic general examination of any documents or records related to the receivables or the accounts for the purpose of establishing the presence or absence of defects, compliance with the Bank's representations and warranties or for any other purpose. In addition, it is not anticipated or required that the trustee will make any initial or periodic general examination of the servicer for the purpose of establishing the compliance by the servicer with its representations and warranties or the performance by the servicer of its obligations under the pooling agreement or for any other purpose. The servicer, however, will deliver to the trustee on or before March 31 of each year an opinion of counsel with respect to the validity of the interest of the Trust in the receivables.

Defaulted Receivables; Rebates and Fraudulent Charges

     "Defaulted receivables" for any month are principal receivables that were charged off as uncollectible in that month. The "defaulted amount" for any month will be an amount (not less than zero) equal to:

     .    the amount of defaulted receivables for that month;

     .    minus the sum of

          . the amount of any defaulted receivables included in any account, the receivables in which the Bank or the servicer becomes obligated to accept reassignment or assignment during that month (unless an insolvency event has occurred with respect to the Bank or the servicer, in which event the amount of those defaulted receivables will not be added to the sum so subtracted);

          . the aggregate amount of recoveries received in that month with respect to both finance charge receivables and principal receivables previously charged off as uncollectible, excluding any initial cash proceeds received by the Bank from a disposition of a group of removed charged-off receivables, which will be treated as finance charge collections; and

          . the amount, if any, by which the defaulted amount for the preceding month would have been reduced below zero.

     Receivables in any account will be charged-off as uncollectible in accordance with the Bank's lending guidelines and the servicer's customary and usual policies and procedures for servicing credit card and other revolving credit receivables comparable to the receivables in the Trust. The Bank's current charge-off policy is described in "The Bank's Credit Card Business-- Underwriting Procedures and Lending Guidelines".

     If the servicer adjusts downward the amount of any principal receivable (other than ineligible receivables which have been, or are to be, reassigned to the Bank) because of a rebate, refund, counterclaim, defense, error, fraudulent charge or counterfeit charge to an accountholder or that principal receivable was created in respect of merchandise which was refused or returned by an accountholder, or if the servicer otherwise adjusts downward the amount of any principal receivable without receiving collections therefor or charging off that amount as uncollectible, the amount of the principal receivables in the Trust with respect to the month in which that adjustment takes place will be reduced by the amount of the adjustment. Furthermore, if the exclusion of any such principal receivables would cause the seller's interest in principal receivables at that time to be a negative number, the Bank will be required to make an adjustment payment in an amount equal to that deficiency in the collection account. Any such adjustment payment will be treated as a portion of shared principal collections as described under "The Certificates--Shared Principal Collections".

Required Seller's Participation Amount and Required Principal Balance

     The Bank is required to maintain the seller's interest in principal receivables at a specified level called the required seller's participation amount. The required seller's participation amount is equal to:

     .    the required seller's percentage,

     .    multiplied by the sum of:

          .    the aggregate amount of principal receivables in the Trust;

          . plus the aggregate principal amount on deposit in the special funding account.

     The required seller's percentage is now 4%. The Bank may, upon 30 days' prior notice to the trustee, the rating agencies and certain providers of series enhancement, reduce the required seller's percentage but only if:

     . the reduction will not result in a reduction or withdrawal of the ratings on any certificate; and

     . the Bank has delivered to the trustee and certain providers of series enhancement a certificate of an authorized officer to the effect that, in the reasonable belief of the Bank, the reduction will not, based on the facts known to that officer at the time of certification, cause a pay out event to occur with respect to any series.

However, the required seller's percentage will never be less than 2%.

     The Bank is also required to maintain the principal receivables in the Trust at a specified level called the required principal balance. The required principal balance is equal to:

     . the sum of the initial invested amounts of each series of certificates then outstanding -- but excluding certain series designated as excluded series in the related pooling agreement supplement;

     . minus the principal amount on deposit in the [special funding account].

     If the Bank does not maintain the required seller's participation amount and the required principal balance at the specified levels, the Bank must make additions of receivables or participations to the Trust as described below in "--Additions of Receivables and Participations to the Trust", or a pay out event will occur.

Addition of Receivables and Participations to the Trust

     If, as of the close of business on the last business day of any month, either

     . the seller's interest is less than the required seller's participation amount; or

     . the amount of principal receivables in the Trust is less than the required principal balance;

the Bank will, on or before the close of business on the tenth business day following that day, unless the seller's interest equals or exceeds the required seller's participation amount or the amount of principal receivables in the Trust equals or exceeds the required principal balance, as the case may be, as of the close of business on any day after the last business day of that month and before that tenth business day, make an addition of eligible accounts to the Trust portfolio by designating additional accounts to the Trust portfolio, or transfer participations to the Trust such that, after giving effect to that addition or transfer:

     . the seller's interest is at least equal to the required seller's participation amount; and

     . the amount of principal receivables in the Trust is at least equal to the required principal balance.

     If the Bank does not make a required addition of receivables or participations to the Trust, a pay out event will occur.

     "Participations" are participations representing undivided interests in a pool of assets primarily consisting of credit card or other revolving credit accounts owned by the Bank or any affiliate of the Bank, and the related collections.

     The addition of credit card participations to the Trust will be effected by an amendment to the pooling agreement which will not require the consent of certificateholders but will be subject to the following conditions:

     . the Bank delivers to the trustee a certificate of an authorized officer to the effect that the Bank reasonably believes, based on the facts known to that officer at the time of certification, that the amendment will not adversely affect in any material respect the interests of any certificateholder; and

     . the amendment will not result in a reduction or withdrawal of the ratings on any certificate.

     In addition to required additions of receivables or participations to the Trust, the Bank may from time to time, at its sole discretion, subject to the conditions described below, voluntarily make additions of receivables to the Trust by voluntarily designating accounts to the Trust portfolio. If the aggregate number of accounts voluntarily designated to be included in the Trust portfolio plus the number of accounts required to be designated as described above without prior review by the rating agencies would exceed:

     . during any of the three consecutive months beginning in January, April, July and October of each year, 15% of the number of accounts designated to the Trust portfolio as of the first day of the year during which those months begin; or

     . during any twelve-month period, 20% of the number of accounts designated to the Trust portfolio as of the first day of that twelve-month period;

then the Bank may not voluntarily designate any more accounts to the Trust portfolio during those periods without the consent of the rating agencies.

     On or before each distribution date, the Bank is obligated to deliver to the trustee, the rating agencies and certain providers of series enhancement an opinion of counsel with respect to the accounts voluntarily designated to the Trust portfolio during the preceding month confirming the validity and perfection of the Trust's interest in those accounts. If an opinion of counsel with respect to any voluntary designation of accounts to the Trust portfolio is not so received, the ability of the Bank to voluntarily designate additional accounts to the Trust portfolio will be suspended until the rating agencies otherwise consent in writing.

     Each time that the Bank designates accounts to the Trust portfolio, it will transfer the receivables arising in those accounts to the Trust.

     In the case of:

     .    required designations of accounts to the Trust portfolio; and

     .    voluntary designations of accounts which:

          . are accounts not originated by the Bank or any affiliate of the Bank;

          . are accounts of a type not previously included in the accounts designated to the Trust portfolio; or

          . exceed the aggregate limit for additional accounts described above;

the Bank will follow the following procedure:

     . On or before the tenth business day preceding that addition of accounts to the Trust portfolio, the Bank will give the trustee, the servicer, the rating agencies and certain providers of series enhancement written notice that the receivables relating to the additional accounts will be transferred to the Trust.

     . On or before the date on which any such receivables are transferred to the Trust, the Bank will deliver to the trustee a written assignment and a computer file or microfiche list containing a list of the additional accounts specifying for each such account its account number, the aggregate amount outstanding in that account and the aggregate amount of principal receivables outstanding in that account.

     . In the case of a voluntary designation of accounts, the trustee must receive confirmation from the rating agencies that the addition of the accounts to the Trust portfolio will not result in a reduction or withdrawal of the ratings on any certificate.

     . In the case of a required addition of accounts to the Trust portfolio which exceeds the aggregate limit for additional accounts described above, the Bank will provide the rating agencies with 15 days' prior written notice and the rating agencies must not have notified the Bank that the addition of the accounts to the Trust portfolio would result in a reduction or withdrawal of the ratings on any certificate.

     . On or before the date the related receivables are added to the Trust, the Bank will deliver to the trustee and certain providers of series enhancement a certificate of an authorized officer stating that:

          . the accounts being designated to the Trust portfolio are eligible accounts and that the Bank reasonably believes that the addition of those accounts to the Trust portfolio will not, based on the facts known to that officer at the time of certification, cause a pay out event to occur with respect to any series; and

          . no selection procedure was utilized by the Bank which would result in a selection of the additional accounts from the available eligible accounts in the Bank portfolio that would be materially adverse to the interests of the certificateholders of any series as of the date of addition.

     In the case of other voluntary designations of accounts to the Trust portfolio, on or before the date on which any such receivables are transferred to the Trust, the Bank will deliver to the trustee a written assignment and a computer file or microfiche list containing a list of the additional accounts specifying for each such account its account number, the aggregate amount outstanding in that account and the aggregate amount of principal receivables outstanding in that account.

     In connection with an addition of participations to the Trust, the Bank will follow the following procedure:

     . On or before the tenth business day preceding that addition, the Bank will give the trustee, the servicer, the rating agencies and certain providers of series enhancement written notice that the credit card participations will be included as trust assets.

     . The trustee must receive confirmation from the rating agencies that the addition of the participations to the Trust will not result in a reduction or withdrawal of the ratings on any certificate.

     . On or before the date any such participations are added to the Trust, the Bank will deliver to the trustee and certain providers of series enhancement a certificate of an authorized officer stating that the addition of the participations to the Trust will not, based on the facts known to that officer at the time of certification, cause a pay out event to occur with respect to any series.

     The Bank may direct that the principal receivables in the accounts that are designated to the Trust portfolio will be treated as principal receivables outstanding on the last day of the month preceding the month in which those accounts are designated to the Trust portfolio for purposes of calculating floating allocation percentages and principal allocation percentages for the month of that addition. That direction may be made on the date of addition subject to the condition that all collections with respect to the additional accounts for the period from the last day of the preceding month through the date of addition must be deposited into the collection account on the date of addition. Following any such addition of accounts to the Trust portfolio, the servicer will allocate collections for the balance of that month, including the collections deposited on the date of addition, to the certificateholders' interest of each series and the seller's interest so that each interest receives the same allocations of finance charge receivables, principal receivables and defaulted amounts that it would have received if those additional accounts had been designated for inclusion in the Trust portfolio for the entire month in which the addition occurred.

     Affiliates of the Bank may originate or acquire portfolios of credit card or other revolving credit accounts the receivables in which may be participated to the Bank and sold to the Trust. Such a sale of receivables to the Trust will be subject to the conditions described above relating to additions of accounts to the Trust portfolio.

     Additional accounts or participations may include accounts originated using criteria different from those which were applied to the accounts that were already designated to the Trust portfolio because those additional accounts were originated at a later date or are part of a portfolio of credit card or other revolving credit accounts which were not part of the Bank portfolio or which were acquired from another institution. Moreover, additional accounts and accounts included in participations may not be accounts of the same type previously designated to the Trust portfolio. See "--Representations and Warranties Relating to Accounts and Receivables". Consequently, there can be no assurance that those additional accounts or participations will be of the same credit quality or have the same payment characteristics as the accounts already designated to the Trust portfolio.

     Additional accounts or participations may contain receivables which have fees, charges, balances and other terms which are different from the trust assets that have previously been part of the Trust. The servicer will designate the portions of funds collected or to be collected in respect of those additional receivables or participations to be treated for purposes of the pooling agreement as principal receivables and finance charge receivables.

Removal of Receivables from the Trust

     The Bank has the right to remove receivables from the Trust by removing the related account from the Trust portfolio, through the following procedure:

     . On or before the tenth business day before the date of removal of the receivables from the Trust, the Bank will give the trustee, the servicer, the rating agencies and certain providers of series enhancement written notice of the date of the removal.

     . Within ten business days after the date of removal, the Bank will deliver to the trustee a list of the related accounts removed from the Trust portfolio, specifying account numbers, the amount of receivables outstanding in each account and the amount of principal receivables outstanding in each account as of the removal notice date.

     . Within ten business days after each removal, the Bank will confirm the accuracy of the list of removed accounts.

     . The removal will only be made if the rating agencies confirm that the removal will not result in a reduction or withdrawal of the ratings on any certificate, unless:

          . the aggregate amount of principal receivables outstanding in the removed accounts is zero; and

          . each removed account has had no activity in the previous 180 days, has been closed, or has had its receivables charged off as uncollectible;

     . The Bank will deliver to the trustee and certain providers of series enhancement a certificate of an authorized officer, dated the date of the removal of the accounts, to the effect that the Bank reasonably believes that:

          . the removal will not, based on the facts known to that officer at the time of certification, cause a pay out event to occur with respect to any series; and

          . no selection procedure was utilized by the Bank which would result in a selection of accounts to be removed that would be materially adverse to the interests of the certificateholders of any series as of the date of the removal of the accounts; and

     .    As of the date on which notice of the removal is given, either:

          . the receivables in the accounts owned by the Bank are not more than 15% delinquent by estimated principal amount and the weighted average delinquency of those receivables is not more than 60 days; or

          . the receivables in the accounts owned by the Bank are not more than 7% delinquent by estimated principal amount and the weighted average delinquency of those receivables does not exceed 90 days.

     Upon satisfaction of the above conditions, the trustee will assign to the Bank or its designee, without recourse, representation or warranty, the receivables arising in the removed accounts, all amounts due and to become due and all amounts received with respect thereto and all proceeds thereof. However, in certain cases, amounts received in connection with the disposition, after removal from the Trust, of receivables charged-off as uncollectible before removal from the Trust will be applied under the pooling agreement as finance charge collections. See "--Defaulted Receivables; Rebates and Fraudulent Charges".


                               THE CERTIFICATES

Certificates to be Issued in Series

     The certificates of a series will be issued pursuant to the pooling agreement and a supplement to the pooling agreement relating to that series (a "pooling agreement supplement"). A series may contain one or more classes. The parties to the pooling agreement and each supplement are the Bank, as seller of its interest in the receivables and as servicer of the accounts, and the trustee. The pooling agreement and each pooling agreement supplement for any series offered by this prospectus will be substantially in the form filed with the SEC as exhibits to the registration statement relating to this prospectus. See "--New Issuances of Certificates". The trustee will provide a copy of the pooling agreement, without exhibits or schedules, and any pooling agreement supplement, to certificateholders upon written request.

     The following summary describes certain material provisions common to each series. Information specific to a series will be contained in the related prospectus supplement for any series offered hereby. The following summary, together with information included elsewhere in this prospectus and the information with respect to a specific series contained in the related prospectus supplement, describes the terms of the certificates.

     The certificates of each series offered hereby will initially be represented by one or more certificates registered in the name of the nominee of The Depository Trust Company ("DTC"), except as set forth below. The certificates of each series offered hereby will be available for purchase in minimum denominations of $1,000 and in multiples thereof in book-entry form. The Bank has been informed by DTC that DTC's nominee will be Cede & Co. ("Cede"). See "--Book-Entry Registration" and "--Definitive Certificates".

     The certificates of each series offered hereby will evidence undivided interests in the trust assets allocated to the certificateholders' interest of that series, representing the right to receive from those trust assets funds up to, but not in excess of, the amounts required to make payments of interest and principal with respect thereto as described in the related prospectus supplement.

Interest

     Interest will accrue on the invested amount of the certificates of a series or class offered hereby at the per annum rate either specified in or determined in the manner specified in the related prospectus supplement. Finance charge collections and certain other amounts allocable to the certificateholders' interest of a series offered hereby will be used to the extent specified in the related prospectus supplement to make interest payments to certificateholders of that series on each interest payment date specified with respect thereto in the related prospectus supplement, provided that if an early amortization period begins with respect to that series, thereafter interest will be distributed to those certificateholders monthly on each early amortization payment date. If the interest payment dates for a series or class occur less frequently than monthly, those collections or other amounts (or the portion thereof allocable to that class) will be deposited into one or more interest funding accounts (an "interest funding account") as described in "The Trust Accounts--Investment of Trust Account Funds in Eligible Investments" and used to make interest payments to certificateholders of that series or class on the following interest payment date. If a series has more than one class of certificates, each such class may have a separate interest funding account.

     Interest with respect to the certificates of each series offered hereby will accrue and be calculated on the basis described in the related prospectus supplement.

Principal

     The certificates of each series will have a revolving period (a "revolving period") during which principal collections and certain other amounts otherwise allocable to the certificateholders' interest of that series will be treated as shared principal collections and will be distributed to, or for the benefit of, the certificateholders of other series or the Bank. Unless an early amortization period begins with respect to a series, following the revolving period for that series, that series will have either an accumulation period (an "accumulation period") or a scheduled amortization period (a "scheduled amortization period").

     During the accumulation period, if any, of a series, principal collections and certain other amounts allocable to the certificateholders' interest of that series will be deposited on each distribution date with respect to that accumulation period in a principal funding account (a "principal funding account") and used to make principal distributions to the certificateholders of that series when due. The "distribution date" is the 15th day of each month (or if such day is not a business day, the next succeeding business day). The amount to be deposited into a principal funding account for any series offered hereby on any distribution date may, but will not necessarily, be limited to a controlled deposit amount equal to a controlled accumulation amount specified in the related prospectus supplement plus any existing deficit controlled accumulation amount arising from prior distribution dates. If a series has more than one class of certificates, each class may have a separate principal funding account and controlled accumulation amount. In addition, the related prospectus supplement may describe certain priorities among those classes with respect to deposits of principal in the principal funding accounts for that series.

     During the scheduled amortization period, if any, of a series, principal collections and certain other amounts allocable to the certificateholders' interest of that series will be used on each distribution date with respect to that scheduled amortization period to make principal distributions to any class of certificateholders then scheduled to receive those distributions. The amount to be distributed to certificateholders of any series offered hereby on any distribution date may, but will not necessarily, be limited to a controlled distribution amount equal to a controlled amortization amount specified in the related prospectus supplement plus any existing deficit controlled amortization amount arising from prior distribution dates. If a series has more than one class of certificates, each class may have a separate controlled amortization amount. In addition, the related prospectus supplement may describe certain priorities among those classes with respect to those distributions.

     During an early amortization period of a series, principal collections and certain other amounts allocable to the certificateholders' interest of that series (including shared principal collections, if any, allocable to that series) will be distributed as principal payments to the applicable certificateholders monthly on each distribution date beginning with the first early amortization payment date. During an early amortization period of a series, distributions of principal to certificateholders of that series will not be subject to any controlled deposit amount or controlled distribution amount. In addition, if an early amortization period begins, any funds on deposit in a principal funding account with respect to that series will be paid to the certificateholders of the relevant series or class on the first early amortization payment date. See "Series Provisions--Pay Out Events" in the related prospectus supplement for a discussion of the events which might lead to the beginning of an early amortization period for a series.

     Funds on deposit in any principal funding account established with respect to a series or class offered hereby will be invested in eligible investments and may be subject to a guarantee or guaranteed investment contract or other mechanism specified in the related prospectus supplement intended to assure a minimum rate of return on the investment of those funds. In order to enhance the likelihood of the payment in full of the principal amount of a class of certificates offered hereby at the end of an accumulation period with respect thereto, that class may be subject to a maturity liquidity facility or other similar mechanism specified in the related prospectus supplement.

New Issuances of Certificates

     The pooling agreement provides that, pursuant to any one or more pooling agreement supplements, the Bank may direct the trustee to issue from time to time new series of certificates upon satisfaction of the conditions described below. Each new issuance will have the effect of decreasing the seller's interest by an amount equal to invested amount of that new series.

     Under the pooling agreement, the Bank may designate, with respect to any newly issued series:

     .    its name or designation;

     . its initial principal amount or method for calculating that amount, and its invested amount in the Trust (the "invested amount");

     .    the certificate rate or rates, or formula for such rate or rates;

     . the interest payment date or dates (the "interest payment dates") and the date or dates from which interest will accrue;

     . the method for allocating collections to certificateholders of that series;

     . any bank accounts to be used by that series and the terms governing the operation of any such bank accounts;

     .    the percentage used to calculate monthly servicing fees;

     . the provider and terms of any form of series enhancement with respect to that series;

     . the terms on which the certificates of that series may be repurchased or remarketed to other investors;

     .    the series termination date;

     . the number of classes of certificates of that series, and if that series consists of more than one class, the rights and priorities of each such class;

     . the extent to which the certificates of that series will be issuable in temporary or permanent global form (and, in that case, the depositary for such global certificate or certificates, the terms and conditions, if any, upon which a global certificate may be exchanged, in whole or in part, for definitive certificates, and the manner in which any interest payable on a global certificate will be paid);

     . whether the certificates of that series may be issued in bearer form and any limitations imposed thereon;

     .    the priority of that series with respect to any other series;

     . the group of series, if any, in which that series will be included for purposes of sharing certain excess finance charge collections; and

     .    any other relevant terms of that series.

     None of the Bank, the servicer, the trustee or the Trust is required or intends to obtain the consent of any certificateholder of any outstanding series to issue any additional series. The Bank may offer any series to the public under a prospectus supplement or other disclosure document in transactions either registered under the Securities Act of 1933, as amended (the "Securities Act") or exempt from registration thereunder directly, through one or more underwriters or placement agents, in fixed-price offerings or in negotiated transactions or otherwise. See "Plan of Distribution". Any such series may be issued in fully registered or book-entry form in minimum denominations determined by the Bank. The Bank intends to offer, from time to time, additional series.

     The pooling agreement provides that the Bank may designate whether any class of a series has an accumulation period or a scheduled amortization period, which in each case may have a different length and begin on a different date than those periods for any other class or series. Further, one or more series may be in their accumulation period or scheduled amortization period while other series are not. Principal collections otherwise allocable to a series which is not amortizing or accumulating principal will be treated as shared principal collections and reallocated to a series which is amortizing or accumulating principal. Moreover, each series may have the benefits of series enhancements issued by enhancement providers different from the providers of series enhancement with respect to other series. Under the pooling agreement, the trustee will hold any such series enhancement only on behalf of the series to which that series enhancement relates. With respect to each such series enhancement, the Bank may deliver a different form of series enhancement agreement. The Bank also has the option under the pooling agreement to vary among series the terms upon which a series may be repurchased by the Bank or remarketed to other investors. There is no limit to the number of new issuances of certificates that the Bank may cause under the pooling agreement. The Trust will terminate only as provided in the pooling agreement. There can be no assurance that the terms of any series will not have an impact on the timing and amount of payments received by a certificateholder of another series.

     A new issuance of certificates may only occur upon the satisfaction of certain conditions provided in the pooling agreement. The obligation of the trustee to authenticate the certificates of that new series and to execute and deliver the related pooling agreement supplement is subject to the satisfaction of the following conditions:

     . At least five business days before the date on which the new issuance is to occur, the Bank gives the trustee, the servicer, the rating agencies and certain providers of series enhancement written notice of that new issuance and the date on which the new issuance is to occur.

     . The Bank delivers to the trustee the pooling agreement supplement for that series, in form satisfactory to the trustee, executed by each party to the pooling agreement other than the trustee.

     . The Bank delivers to the trustee any related series enhancement agreement executed by each of the parties to that agreement.

     . The trustee must receive confirmation from the rating agencies that such new issuance will not result in a reduction or withdrawal of the ratings on any certificate.

     . The Bank delivers to the trustee and certain providers of series enhancement a certificate of an authorized officer, dated the date on which the new issuance is to occur, to the effect that the Bank reasonably believe that the issuance will not, based on the facts known to that officer at the time of certification, cause a pay out event to occur with respect to any series.

     . The Bank delivers to the trustee, the rating agencies and certain providers of series enhancement a tax opinion.

     . The Bank's remaining interest in principal receivables will not be less than 2% of the total amount of principal receivables, in each case as of the date on which the new issuance is to occur after giving effect to that issuance.

     . The sum of the invested amounts to be used in calculating the floating allocation percentages of all outstanding series will not exceed the amount of principal receivables to be used in calculating those floating allocation percentages, in each case as of the date of the new issuance and after giving effect to that new issuance.

     . Additional conditions may be specified in the pooling agreement supplement for any series.

     Upon satisfaction of the above conditions, the trustee will execute the pooling agreement supplement and issue to the Bank the certificates of that new series for execution and redelivery to the trustee for authentication.

Allocation Percentages

     For each day during any month, the servicer will allocate finance charge collections, the defaulted amount and principal collections among the certificateholders' interests of each series and the seller's interest.

     Finance charge collections and the defaulted amount will be allocated to the certificateholders' interest of a series based on the floating allocation percentage of that series.

     Principal collections will be allocated to the certificateholders' interest of a series based on the principal allocation percentage of that series.

     The "floating allocation percentage" and the "principal allocation percentage" for any series offered by this prospectus will be determined as described in the related pooling agreement supplement and prospectus supplement. Amounts not allocated to the certificateholders' interest of any series as described above will be allocated to the seller's interest.

Shared Principal Collections

  Principal collections for any month allocated to the certificateholders' interest of any series offered hereby will first be used to cover certain amounts described in the related prospectus supplement (including any required deposits in a principal funding account or required distributions to certificateholders of that series). The servicer will determine the amount of principal collections for any month (plus certain other amounts described in the related prospectus supplement) allocated to that series remaining after covering those required deposits and distributions and any similar amount remaining for any other series (collectively, "shared principal collections"). The servicer will allocate the shared principal collections to cover any principal shortfalls resulting if principal distributions to certificateholders and deposits to principal funding accounts for any series which are either scheduled or permitted are less than the principal collections and certain other amounts initially allocated to that series. If these principal shortfalls exceed shared principal collections for any month, shared principal collections will be allocated pro rata among the applicable series based on the respective principal shortfalls of those series. To the extent that shared principal collections exceed principal shortfalls, the balance will be allocated to the Bank. However, shared principal collections will be distributed to the Bank only to the extent that the seller's interest in principal receivables is greater than zero (see "The Trust Accounts--Deposits in the Collection Account"), and in certain circumstances described below under "The Trust Accounts--Special Funding Account", shared principal collections will not be distributed to the Bank, but instead will be deposited into the special funding account. Any such reallocation of shared principal collections will not result in a reduction in the invested amount of the series to which those collections were initially allocated. There can be no assurance that there will be any shared principal collections with respect to any month.

Sharing of Additional Finance Charge Collections within Groups of Series

     Any series offered hereby may be included in a group of series. Each series in a specific group will be entitled to share additional finance charge collections from other series in that group, consisting of the excess of the finance charge collections and certain other amounts allocable to the certificateholders' interest of any series in that group over the amounts necessary to make required payments with respect to that series (including payments to the provider of any related series enhancement) that are payable out of finance charge collections, in the manner, and to the extent, described below with each other series in that group. The prospectus supplement with respect to a series offered hereby will specify whether that series will be included in a group and whether any previously issued series have been included in that group. Series issued later may also be included in that group.

     Additional finance charge collections arising from any series in a group will be applied to cover any shortfalls with respect to amounts payable from finance charge collections allocable to any other series in that group, pro rata based upon the amount of the shortfall, if any, with respect to each other series in that group. However, the sharing of additional finance charge collections among series in any group will be discontinued if the Bank delivers to the trustee a certificate of an authorized officer to the effect that, in the reasonable belief of the Bank, the continued sharing of additional finance charge collections among series in any group would have adverse regulatory implications with respect to the Bank. Following the delivery by the Bank of any such certificate to the trustee there will not be any further sharing of additional finance charge collections among the series in any group. In all cases, any additional finance charge collections remaining after covering shortfalls with respect to all outstanding series in a group will be paid to the Bank.

     While any series offered hereby may be included in a group, there can be no assurance that:

     .    any other series will be included in that group;

     . there will be any additional finance charge collections with respect to the series in that group for any month; or

     . the Bank will not at any time deliver a certificate as described above.

     While the Bank believes that, based upon applicable rules and regulations as currently in effect, the sharing of additional finance charge collections among the series in a group will not have adverse regulatory implications for it, there can be no assurance that this will continue to be true in the future.

The Funding Period

     For any series, the related prospectus supplement may specify that during a funding period, an amount will be held in a prefunding account (a "prefunding account") pending the transfer of additional receivables to the Trust or pending the reduction of the certificateholders' interest of other series issued by the Trust. The related prospectus supplement will specify the initial certificateholders' interest with respect to that series, the initial aggregate principal amount of that series (the "initial amount") and the date by which the certificateholders' interest is expected to equal the initial amount of that series. The funding period for a prefunded series will not exceed one year.

     If so specified in the related prospectus supplement, during the funding period funds on deposit in the prefunding account for a series may or, under certain circumstances, must be withdrawn and paid to the

Bank to effect increases in the certificateholders' interest. If the certificateholders' interest does not for any reason equal the initial amount by the end of the funding period, any amount remaining in the prefunding account and any additional amounts, if any, specified in the related prospectus supplement will be payable to the certificateholders of that series in the manner and at the times set forth in the related prospectus supplement.

     If so specified in the related prospectus supplement, funds in the prefunding account will be invested by the trustee in eligible investments or will be subject to a guaranteed rate or investment agreement or other similar arrangement, and, in connection with each distribution date during the funding period, investment earnings on funds in the prefunding account during the related month will be withdrawn from the prefunding account and deposited, together with any applicable payment under a guaranteed rate or investment agreement or other similar arrangement, in the collection account for distribution in respect of interest on the certificates of the related series in the manner specified in the related prospectus supplement.

Credit Enhancement

     General. For any series, credit enhancement may be provided with respect to one or more classes thereof. Credit enhancement with respect to one or more classes of a series offered hereby may include a letter of credit, the establishment of a cash collateral account, a surety bond, an insurance policy or another form of credit enhancement described in the related prospectus supplement, or any combination of the foregoing. Credit enhancement may also be provided to a class or classes of a series by subordination provisions which require that distributions of principal and/or interest be made with respect to the certificates of such class or classes before distributions are made to one or more other classes of that series. If so specified in the related prospectus supplement, any form of credit enhancement may be structured so as to be available to more than one series or class to the extent described therein.

     The presence of credit enhancement with respect to a class is intended to enhance the likelihood of receipt by certificateholders of that class of the entire principal balance of their certificates and interest thereon and to decrease the likelihood that those certificateholders will experience losses. However, the credit enhancement, if any, with respect thereto will not provide protection against all risks of loss and will not guarantee repayment of the entire principal balance of the certificates and interest thereon. If losses occur which exceed the amount covered by the credit enhancement or which are not covered by the credit enhancement, certificateholders will bear their allocable share of deficiencies. In addition, if specific credit enhancement is provided for the benefit of more than one series or class, certificateholders of any such series or class will be subject to the risk that such credit enhancement will be exhausted by the claims of certificateholders of other series or classes.

     If credit enhancement is provided with respect to a series offered hereby, the related prospectus supplement will include a description of:

     . the amount payable under that credit enhancement and any conditions to payment thereunder not otherwise described in this prospectus;

     . the conditions, if any, under which the amount payable under that credit enhancement may be reduced and under which that credit enhancement may be terminated or replaced; and

     . any material provisions of any agreement relating to that credit enhancement.

     Additionally, in certain cases, the related prospectus supplement may set forth certain information with respect to the provider of any third-party credit enhancement, including:

     .    a brief description of its principal business activities;

     . its principal place of business, place of incorporation and/or the jurisdiction under which it is chartered or licensed to do business;

     . if applicable, the identity of regulatory agencies which exercise primary jurisdiction over the conduct of its business; and

     . its total assets, and its stockholders' or policyholders' surplus, if applicable, as of a date specified in the prospectus supplement.

     If so described in the related prospectus supplement, credit enhancement with respect to a series offered hereby may be available to pay principal of the certificates of that series following the occurrence of certain pay out events with respect to that series. In that event, the provider of the credit enhancement will have an interest in certain cash flows in respect of the receivables to the extent described in that prospectus supplement (the "enhancement invested amount") and may be entitled to the benefit of the trustee's security interest in the receivables, in each case subordinated to the interests of the certificateholders of that series.

     Subordination. If so specified in the related prospectus supplement, one or more classes of a series (including classes in which the Bank may have an interest) may be subordinated to one or more other classes of that series. If so specified in the related prospectus supplement, the rights of the holders of the subordinated classes to receive distributions of principal and/or interest on any date will be subordinated to the rights of the holders of the classes which are senior to those subordinated classes to the extent set forth in the related prospectus supplement. The related prospectus supplement will also set forth information concerning the amount of subordination of a class or classes in a series, the circumstances in which the subordination will be applicable, the manner, if any, in which the amount of subordination will decrease over time, and the conditions under which amounts available from payments that would otherwise be made to holders of the subordinated classes will be distributed to holders of classes which are senior to the subordinated classes. The amount of subordination will decrease whenever amounts otherwise payable to the holders of subordinated classes are paid to the holders of the classes which are senior to the subordinated classes.

     Letter of Credit. If so specified in the related prospectus supplement, a letter of credit with respect to a series or class of certificates offered hereby may be issued by a bank or financial institution specified in the related prospectus supplement. Subject to the terms and conditions specified in the related prospectus supplement, the letter of credit issuer will be obligated to honor drawings under a letter of credit in an aggregate dollar amount (which may be fixed or may be reduced as described in the related prospectus supplement), net of unreimbursed payments thereunder, equal to the amount described in the related prospectus supplement. The amount available under a letter of credit will be reduced to the extent of the unreimbursed payments thereunder.

     Cash Collateral Account. If specified in the related prospectus supplement, the certificates of any series or class offered hereby may have the benefit of a cash collateral account. A cash collateral account with respect to a series or class will be funded on the series issuance date with respect thereto and the funds on deposit therein will be invested in eligible investments. The amount available to be withdrawn from a cash collateral account will be the lesser of the amount on deposit in the cash collateral account and an amount specified in the related prospectus supplement. The related prospectus supplement will set forth the circumstances under which withdrawals will be made from the Cash Collateral Account.

     Surety Bond or Insurance Policy. If so specified in the related prospectus supplement, insurance with respect to a series or class of certificates offered hereby may be provided by one or more insurance companies. That insurance will guarantee, with respect to one or more classes of the related series, distributions of interest or principal in the manner and amount specified in the related prospectus supplement.

     If so specified in the related prospectus supplement, a surety bond may be purchased for the benefit of the holders of any series or class of certificates offered hereby to assure distributions of interest or principal with respect to that series or class of certificates in the manner and amount specified in the related prospectus supplement.

     Spread Account. If so specified in the related prospectus supplement, support for a series of one or more classes of a series offered hereby may be provided by the periodic deposit of certain available excess cash flow from the trust assets into an account intended to assure the subsequent distributions of interest and principal on the certificates of that series or class in the manner specified in the related prospectus supplement.

     Other Series Enhancement. For any series or for any class of any series, there may be, in addition to credit enhancement, other series enhancement in the form of a guaranteed rate agreement, maturity liquidity facility, tax protection agreement, interest rate cap agreement, interest rate swap agreement or other similar arrangement for the benefit of certificateholders of that series or class.

Pay Out Events

     As described above, the revolving period for a series will continue until the beginning of the accumulation period or the scheduled amortization period with respect thereto, which will continue until the invested amount of that series will have been paid in full or the series termination date with respect to that series occurs, unless a pay out event occurs with respect to that series before any of those dates. A "pay out event" with respect to a series refers to any of the following events and any other events specified as such in the related prospectus supplement:

     . The Bank fails to make any payment or deposit required under the pooling agreement or the pooling agreement supplement for that series within five business days after the date on which that payment or deposit is required to be made.

     . The Bank fails to observe or perform any other covenants or agreements of the Bank set forth in the pooling agreement or pooling agreement supplement for that series, if that failure has a material adverse effect on the certificateholders of that series and if that failure continues unremedied for a period of 60 days after written notice. However, the 60-day cure period not will apply in the case of a failure by the Bank to perform its agreement to accept reassignment of receivables which were the subject of a breached representation or warranty as described in the first paragraph under "The Trust Portfolio and the Trust Assets--Representations and Warranties Relating to Accounts and Receivables" and only a five-day cure period will apply in the case of a failure by the Bank to observe its covenant not to grant a security interest or otherwise intentionally create a lien on the receivables.

     . Any representation or warranty made by the Bank in the pooling agreement or the pooling agreement supplement for that series or any information required to be given by the Bank to the trustee to identify the accounts designated to the Trust portfolio proves to have been incorrect in any material respect when made and continues to be incorrect in any material respect for a period of 60 days after written notice and as a result of which the interests of the certificateholders of that series are materially and adversely affected. However, a pay out event will not be deemed to occur thereunder if the Bank has repurchased the related receivables or all such receivables, if applicable, during that period in accordance with the provisions of the pooling agreement.

     . An insolvency event relating to the Bank occurs. An "insolvency event" will occur if the FDIC is appointed receiver of the Bank or if certain other events relating to the bankruptcy, insolvency or receivership of the Bank occur.

     . The Bank fails to make an addition of receivables or participations to the Trust by the day on which it is required to make that addition pursuant to the pooling agreement.

     . The Trust becomes an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     . The average of the portfolio yields for any three consecutive months is less than the average of the base rates with respect to that series for those months. The terms "base rate" and "portfolio yield" with respect to a series offered hereby will have the meanings set forth in the related prospectus supplement.

     .    The occurrence of any servicer default.

     . The Bank becomes unable for any reason to transfer receivables to the Trust in accordance with the pooling agreement.

     In the case of any event described in the first, second, third or eighth bullet points above, a pay out event with respect to any series will be deemed to have occurred only if, after the applicable grace period described therein, if any, either the trustee or certificateholders holding certificates evidencing more than 50% of the aggregate unpaid principal amount of the certificates of any series to which that event relates by written notice to the Bank and the servicer (and the trustee, if given by the certificateholders) declare that a pay out event has occurred as of the date of that notice. See "Risk Factors--For Some Purposes, Certificateholders of Other Series or Classes May Take Actions Which are Opposed to Your Interests". In the case of any event described in the fourth, fifth, sixth or ninth bullet points above, a pay out event with respect to all series will be deemed to have occurred without any notice or other action on the part of the trustee or the certificateholders of any series immediately upon the occurrence of that event. In the case of the event described in the seventh bullet point above, a pay out event with respect to the related series will be deemed to have occurred without any notice or other action on the part of the trustee or the certificateholders immediately upon the determination date following the occurrence of that event. An early amortization period (an "early amortization period") for a series will begin on the day on which a pay out event occurs with respect thereto. Monthly distributions of principal to the certificateholders of that series will begin on the distribution date in the month following the month in which that pay out event occurs (that distribution date and each distribution date following the beginning of an early amortization period for a series, an "early amortization payment date"). Any amounts on deposit in a principal funding account or an interest funding account at the beginning of an early amortization period for a series will be distributed on the first early amortization payment date to the certificateholders of that series. If a series has more than one class of certificates, each class may have different pay out events which, in the case of any series of certificates offered hereby, will be described in the related prospectus supplement.

     In addition to the consequences of a pay out event discussed above, if an insolvency event occurs, on the day of that insolvency event, the Bank will immediately cease to transfer principal receivables to the Trust and promptly give notice to the trustee of that insolvency event. Under the terms of the pooling agreement, within 15 days the trustee will publish a notice of the occurrence of the insolvency event stating that the trustee intends to sell, dispose of or otherwise liquidate the receivables in a commercially reasonable manner and on commercially reasonable terms unless within 90 days from the date that notice is published each other holder of the seller's interest and the holders of certificates of each series or, if a series includes more than one class, each class of that series evidencing more than 50% of the aggregate unpaid principal amount of each such series or class (and, in the case of any series with respect to which there is an enhancement invested amount, any provider of the relevant credit enhancement) instruct the trustee not to dispose of or liquidate the receivables and to continue transferring principal receivables as before that insolvency event. The proceeds from any such sale, disposition or liquidation of the receivables will be deposited into the collection account and allocated as described in the pooling agreement and the applicable pooling agreement supplement. If the sum of:

     . the portion of those proceeds allocated to the certificateholders' interest of any series;

     . plus the proceeds of any collections on the receivables in the collection account allocated to the certificateholders' interest of that series is not sufficient to pay the invested amount of the certificates of that series in full, certificateholders of that series will incur a loss.

Record Date

     Payments on the certificates of a series offered hereby will be made as described in this prospectus and in the relevant prospectus supplement to the certificateholders in whose names the certificates were registered (expected to be Cede, as nominee of DTC) at the close of business on the record date for the certificates, which is the last business day of the calendar month preceding the date of that payment (the "record date"). However, the final payment on the certificates of a series offered hereby will be made only upon presentation and surrender of those certificates. Distributions will be made to DTC in immediately available funds. See "--Book-Entry Registration".

Optional Termination

     On any day occurring on or after the day that the sum of the invested amount of the certificates of a series and the enhancement invested amount, if any, with respect to that series is reduced to 5% (or any other percentage that may be specified in the related prospectus supplement) or less of the initial invested amount of the certificates of that series, the Bank will have the option to repurchase the certificateholders' interest of that series. The purchase price will be equal to the sum of:

     .    the invested amount of that series;

     . less the amount, if any, on deposit in any principal funding account with respect to that series;

     . plus the enhancement invested amount, if any, with respect to that series;

     . plus accrued and unpaid interest on the unpaid principal amount of the certificates, and accrued and unpaid interest with respect to interest amounts that were due but not paid on a prior interest payment date or early amortization payment date, at the applicable certificate rate, through

          . if the day on which that repurchase occurs is a distribution date, the day preceding that distribution date; or

          . if the day on which that repurchase occurs is not a distribution date, the day preceding the distribution date following that day.

     Following any such repurchase, the certificateholders of that series will have no further rights with respect to the receivables. If the Bank falls for any reason to deposit the aggregate purchase price for the certificateholders' interest of a series offered hereby, payments would continue to be made to the certificateholders of that series as described in this prospectus and in the related prospectus supplement.

Final Payment of Principal on Series Termination Date

     The last payment of principal and interest on the certificates of a series offered hereby will be due and payable not later than the date (the "series termination date") specified in the related prospectus supplement. If the invested amount of the certificates of that series is greater than zero on the series termination date or a distribution date prior to the series termination date specified in the related prospectus supplement, the trustee may, subject to any conditions specified in that prospectus supplement, sell or cause to be sold interests in the principal receivables or certain principal receivables, together in each case with related finance charge receivables, as specified in that prospectus supplement, in an amount equal to the sum of the invested amount and the enhancement invested amount, if any, with respect to that series. The net proceeds of any such sale will be deposited into the collection account and allocated to the certificateholders of that series, as provided in that prospectus supplement.

Book-Entry Registration

     Certificateholders may initially hold certificates of a series offered hereby through DTC (in the United States) or Clearstream Banking, societe anonyme ("Clearstream, Luxembourg") or Euroclear (in Europe) if they are participants of those systems, or indirectly through organizations which are participants in those systems.

     Cede, as nominee for DTC, will be the registered holder of the global certificates. No certificateholder will be entitled to receive a certificate representing that person's interest in the certificates. Unless and until definitive certificates are issued under the limited circumstances described below, all references in this prospectus to actions by certificateholders will refer to actions taken by DTC upon instructions from its participants, and all references in this prospectus to distributions, notices, reports and statements to certificateholders will refer to distributions, notices, reports and statements to Cede, as the registered holder of the certificates, for distribution to certificateholders in accordance with DTC procedures.

     Clearstream, Luxembourg and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Clearstream, Luxembourg's and Euroclear's names on the books of their respective depositaries which in turn will hold those positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank, N.A. will act as depositary for Clearstream, Luxembourg and Morgan Guaranty Trust Company of New York will act as depositary for Euroclear.

     Transfers between DTC participants will occur in the ordinary way in accordance with DTC rules. Transfers between participants in Clearstream, Luxembourg and participants in Euroclear will occur in the ordinary way in accordance with their applicable rules and operating procedures.

     Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream, Luxembourg or Euroclear participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by its depositary; however, those cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in that system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. Participants in Clearstream, Luxembourg and Euroclear may not deliver instructions directly to the depositaries.

     Because of time zone differences, credits of securities received in Clearstream, Luxembourg or Euroclear as a result of a transaction with a DTC participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Those credits or any transactions in those securities settled during that processing will be reported to the relevant participant in Clearstream, Luxembourg or Euroclear on that business day. Cash received in Clearstream, Luxembourg or Euroclear as a result of sales of securities by or through a participant in Clearstream, Luxembourg or Euroclear to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream, Luxembourg or Euroclear cash account only as of the business day following settlement in DTC. For information with respect to tax documentation procedures relating to the certificates, see "Tax Matters--Federal Tax Consequences to Non-U.S. Certificateholders".

     DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the UCC and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act of 1934, as amended. DTC was created to hold securities for its participating organizations and facilitate the clearance and settlement of securities transactions between participants through electronic book-entry changes in accounts of its participants, thereby eliminating the need for physical movement of certificates. DTC participants include securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly.

     Certificateholders that are not direct or indirect participants in DTC but desire to purchase, sell or otherwise transfer ownership of, or other interests in, certificates may do so only through direct and indirect participants. In addition, certificateholders will receive all distributions of principal of and interest on the certificates from the paying agent or the trustee through DTC and its participants. Under a book-entry format, certificateholders will receive payments after the related interest payment date or early amortization payment date, because, while payments are required to be forwarded to Cede, as nominee for DTC, on each such date, DTC will forward those payments to its direct participants which thereafter will be required to forward them to indirect participants or certificateholders. It is anticipated that the only "certificateholder" [(as that term is used in the pooling agreement and the pooling agreement supplements)] will be Cede, as nominee of DTC. Beneficial holders of interests in the certificates will not be recognized by the trustee as "certificateholders" under the pooling agreement and the pooling agreement supplements, and will only be permitted to exercise the rights of certificateholders under the pooling agreement and the pooling agreement supplements indirectly through DTC and its participants, which in turn will exercise their rights through DTC.

     Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among participants on whose behalf it acts with respect to the certificates and is required to receive and transmit distributions of principal of and interest on the certificates. Direct and indirect DTC participants with which certificateholders have accounts with respect to the certificates similarly are required to make book-entry transfers and receive and transmit those payments on behalf of their respective certificateholders.

     Because DTC can only act on behalf of its direct participants, which in turn act on behalf of indirect participants and certain banks, the ability of a certificateholder to pledge certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of those certificates, may be limited due to the lack of a physical certificate for those certificates.

     DTC has advised the Bank that it will take any action permitted to be taken by a certificateholder under the pooling agreement or the pooling agreement supplements only at the direction of one or more direct participants to whose account with DTC the certificates are credited. Additionally, DTC has advised the Bank that it will take those actions with respect to specified percentages of the certificateholders' interest only at the direction of and on behalf of direct participants whose holdings include undivided interests that satisfy those specified percentages. DTC may take conflicting actions with respect to other undivided interests to the extent that those actions are taken on behalf of direct participants whose holdings include those undivided interests.

     Clearstream, Luxembourg, formerly known as Cedelbank, societe anonyme, is incorporated under the laws of Luxembourg as a professional depository. Clearstream, Luxembourg holds securities for its participating organizations and facilitates the clearance and settlement of securities transactions between its participants through electronic book-entry changes in accounts of its participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in Clearstream, Luxembourg in any of 38 currencies, including United States dollars. Clearstream, Luxembourg provides to its participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream, Luxembourg interfaces with domestic markets in several countries. As a professional depository, Clearstream, Luxembourg is subject to regulation by the Luxembourg Monetary Institute. The participants in Clearstream, Luxembourg are recognized financial institutions around the world including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations and may include any underwriters, agents or dealers with respect to a series of certificates offered hereby. Indirect access to Clearstream, Luxembourg is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant in Clearstream, Luxembourg, either directly or indirectly.

     The Euroclear System was created in 1968 to hold securities for participants in the Euroclear system and to clear and settle transactions between its participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 40 currencies, including United States dollars. The Euroclear System includes various other services, including securities lending and borrowing, and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. The Euroclear System is operated by Morgan Guaranty Trust Company of New York, Brussels, Belgium office, under contract with Euroclear Clearance System S.C., a Belgian cooperative corporation. All operations are conducted by the Euroclear operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear operator, not the cooperative corporation. The cooperative corporation establishes policy for the Euroclear system on behalf of its participants. Participants in Euroclear include banks (including central banks), securities brokers and dealers and other professional financial intermediaries and may include any underwriters, agents or dealers with respect to a series of certificates offered hereby. Indirect access to the Euroclear System is also available to other firms that clear through or maintain a custodial relationship with a participant in Euroclear, either directly or indirectly.

  The Euroclear operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

  Securities clearance accounts and cash accounts with the Euroclear operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law. These rules govern transfers of securities and cash within the Euroclear System, withdrawals of securities and cash from the Euroclear System and receipts of payments with respect to securities in the Euroclear System. All securities in the Euroclear System are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear operator acts only on behalf of participants in Euroclear, and has no record of or relationship with persons holding indirectly through participants in Euroclear.

  Distributions with respect to certificates held through Clearstream, Luxembourg or Euroclear will be credited to the cash accounts of participants in Clearstream, Luxembourg or Euroclear in accordance with the relevant system's rules and procedures, to the extent received by its depositary. Those distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Tax Matters". Clearstream, Luxembourg or the Euroclear operator, as the case may be, will take any other action permitted to be taken by a certificateholder under the pooling agreement or the relevant pooling agreement supplement on behalf of a participant in Clearstream, Luxembourg or Euroclear only in accordance with its relevant rules and procedures and subject to its depositary's ability to effect those actions on its behalf through DTC.

  Although DTC, Clearstream, Luxembourg and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of certificates among participants of DTC, Clearstream, Luxembourg and Euroclear, they are under no obligation to perform or continue to perform those procedures, and those procedures may be discontinued at any time.

Definitive Certificates

     The certificates of a series offered hereby will be issued in fully registered, certificated form to certificateholders or their respective nominees ("definitive certificates"), rather than to DTC or its nominee only if:

     . the Bank advises the trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as a depository with respect to the certificates, and the trustee or the Bank is unable to locate a qualified successor;

     . the Bank, at its option, elects to terminate the book-entry system through DTC; or

     . after the occurrence of a servicer default, certificateholders evidencing not less than 50% of the aggregate unpaid principal amount of the certificates of any class of that series advise the trustee and DTC through its participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of the certificateholders.

     Upon the occurrence of any of the events described in the preceding paragraph, DTC is required to notify all of its participants of the availability through DTC of definitive certificates. Upon surrender by DTC of the definitive certificates representing the certificates and instructions for re-registration, the trustee will issue those certificates in the form of definitive certificates, and thereafter the trustee will recognize the holders of those definitive certificates as "certificateholders" under the pooling agreement and the relevant pooling agreement supplement.

     If definitive certificates are issued, distribution of principal and interest on the definitive certificates will be made by the paying agent or the trustee directly to the certificateholders in whose names the definitive certificates were registered on the related record date in accordance with the procedures set forth in this prospectus and in the pooling agreement and the relevant pooling agreement supplement. Distributions will be made by check mailed to the address of each certificateholder as it appears on the register maintained by the trustee, except that the final payment on any definitive certificate will be made only upon presentation and surrender of that definitive certificate on the date for final payment at the office or agency that is specified in the notice of final distribution to holders. The trustee will provide that notice to holders not later than the fifth day of the month of the final distribution.

     Definitive certificates will be transferable and exchangeable at the offices of the transfer agent and registrar, which will initially be the trustee. No service charge will be imposed for any registration of transfer or exchange, but the transfer agent and registrar may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.


                                USE OF PROCEEDS

     The net proceeds from the sale of the certificates of any series offered hereby will be paid to the Bank and will be used for the Bank's general corporate purposes or will be applied in any other manner that may be specified in the related prospectus supplement.

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

                              THE TRUST ACCOUNTS

Creation of the Trust Accounts

     The servicer maintains for the benefit of the certificateholders of each series, in the name of the trustee, on behalf of the Trust, several trust accounts for the benefit of the certificateholders of each series.

     In addition to the collection account and the special funding account, which are for the benefit of the certificateholders of all series, the Trust will establish additional trust accounts for each series of certificates, which may include the following accounts:

     .    One or more principal funding accounts.

     .    One or more interest funding accounts.

     .    One or more reserve accounts.

     .    One or more prefunding accounts.

     .    One or more cash collateral or spread accounts.

     . One or more other accounts specified in the related prospects supplement.

     All of the trust accounts will be eligible deposit accounts. An "eligible deposit account" means either

     .    a segregated account with an eligible institution; or

     . a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States or any one of the states thereof, including the District of Columbia, or any domestic branch of a foreign bank, and acting as a trustee for funds deposited in that account, so long as any of the securities of that depository institution will have a credit rating from the rating agencies in one of the generic credit rating categories which signifies investment grade.

     An "eligible institution" means a depository institution (which may be the trustee) organized under the laws of the United States or any one of the states thereof which at all times:

     . has either a long-term unsecured debt rating of A2 or better by Moody's Investors Service, Inc. ("Moody's"), or a certificate of deposit rating of P-1 by Moody's;

     . has either a long-term unsecured debt rating of AAA by Standard & Poor's Ratings Group ("Standard & Poor's"), or a certificate of deposit rating of A-1+ by Standard & Poor's; and

     .    is a member of the FDIC.

     All trust accounts are currently maintained with Bankers Trust Company. If at any time any trust account ceases to be an eligible deposit account, it will be moved so that it will again be qualified as an eligible deposit account.

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

Investment of Trust Account Funds in Eligible Investments

     Funds in the trust accounts generally will be invested in eligible investments. "Eligible investments" means:

     .    obligations fully guaranteed by the United States of America;

     . demand deposits, time deposits or certificates of deposit of depository institutions or trust companies, the commercial paper, if any, of which has the highest rating from the rating agencies;

     . commercial paper or other short-term obligations having, at the time of the Trust's investment therein, a rating in the highest rating category from the rating agencies;

     . demand deposits, time deposits and certificates of deposit which are fully insured by the FDIC;

     . notes or bankers' acceptances issued by any depository institutions or trust companies, the commercial paper, if any, of which has the highest rating from the rating agencies;

     . money market funds which have the highest rating from, or have otherwise been approved in writing by, the rating agencies;

     . time deposits with an entity, the commercial paper of which has the highest rating from the rating agencies; and

     .    any other investments approved in writing by the rating agencies.

     Funds in trust accounts may be invested in debt obligations of Providian Financial Corporation or its affiliates so long as those obligations qualify as eligible investments.

The Collection Account

     The servicer maintains for the benefit of the certificateholders of each series, in the name of the trustee, on behalf of the Trust, a collection account bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the certificateholders of each series.

     The servicer will have the revocable power to withdraw funds from the collection account and to instruct the trustee to make withdrawals and payments from the collection account for the purpose of carrying out its duties under the pooling agreement and any pooling agreement supplement. The paying agent will have the revocable power to withdraw funds from the collection account for the purpose of making distributions to the certificateholders. The paying agent will initially be the trustee.

     Any earnings (net of losses and investment expenses) on funds in the collection account will be treated as finance charge collections with respect to the last day of the related month except as otherwise specified in any pooling agreement supplement.

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

Deposits in the Collection Account

     The Bank may use for its own benefit all collections received with respect to the receivables in each month until the business day preceding the related distribution date if the Bank remains the servicer under the pooling agreement and either:

     . the Bank, as the servicer, provides to the trustee a letter of credit covering collection risk of the servicer acceptable to the rating agencies, as evidenced by a letter from each rating agency to the effect that no reduction or withdrawal of the rating on any certificates of any series would occur; or

     . the Bank has and maintains a certificate of deposit rating of at least A-1 and P-1 (or their equivalent) by the rating agencies,

in which case, on the business day preceding the relevant distribution date, the Bank, as servicer, will deposit those collections, to the extent described below, in the collection account.

     However, if the Bank is no longer the servicer, or is the servicer but fails to meet the conditions in the preceding paragraph, the servicer will make those deposits, as described below, not later than two business days after the business day on which the servicer records the transaction, except in the case of collections consisting of interchange, which will be deposited not later than the applicable distribution date.

     In any case, the servicer will only be required to deposit collections in the collection account up to the sum of:

     . the aggregate amount of collections required to be deposited into an account established for any series, including any monthly interest to be distributed to certificateholders or providers of series enhancement, on the related distribution date, or without duplication, distributed on the related distribution date, interest payment date or early amortization payment date to certificateholders of any series or to any provider of series enhancement pursuant to the terms of any pooling agreement supplement or series enhancement agreement;

     . plus the aggregate of the certificateholders' portions of the daily defaulted amounts for that month;

     . plus the aggregate of the daily allocations of the monthly investor servicing fees for that month.

However, as long as the Bank is the servicer:

     . with respect to any series for which any monthly interest is determined on a floating rate basis, at that time in each month when each floating rate that is used in calculating monthly interest for that series for that month has been determined, to the extent that all funds required under the first bullet point above have been deposited into the collection account with respect to that series, then no additional funds will be required to be deposited pursuant to the third bullet point above; and

     . with respect to any series for which monthly interest is determined on a fixed rate basis, to the extent that all funds required under the first bullet point above have been deposited into the collection account with respect to that series, then no additional funds will be required to be deposited pursuant to the third bullet point above.

     Moreover, if at any time before a distribution date the amount of collections deposited into the collection account exceeds the amount required to be deposited with respect to that distribution date, the servicer will be permitted to withdraw that excess from the collection account.

     If at any time the Bank or another eligible affiliate of Providian Financial Corporation is not the servicer, the collection account will be moved from the Bank, if then maintained there, unless otherwise agreed by the rating agencies.

     On the earlier of the second business day after the business day on which the servicer records the transaction and the day on which the servicer deposits any collections in the collection account, the servicer will pay to the Bank:

     . the Bank's allocable portion of principal collections, but only if the seller's interest in principal receivables on that day is greater than zero, after giving effect to any new receivables transferred to the Trust on that day; and

     . the Bank's allocable portion of finance charge collections, other than collections consisting of interchange.

     The Bank's allocable portion of finance charge collections consisting of interchange will be retained by the Bank.

     Any amount not allocated to the Bank because the seller's interest in principal receivables is zero will be will be deposited on each distribution date in the special funding account. However, if an accumulation period, scheduled amortization period or early amortization period has begun for any series, that amount will be treated as shared principal collections to the extent needed to cover principal payments due to or for the benefit of that series.

Special Funding Account

     If, on any date, the seller's interest is less than or equal to the required seller's participation amount or the amount of principal receivables in the Trust is less than or equal to the required principal balance, the servicer will not distribute to the Bank any shared principal collections that otherwise would be distributed to the Bank, but will retain those funds in the collection account and on each distribution date will deposit those funds in an eligible deposit account established and maintained by the servicer for the benefit of the certificateholders of each series, in the name of the trustee, on behalf of the Trust, and bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the certificateholders of each series (the "special funding account"). Funds on deposit in the special funding account will be withdrawn and paid to the Bank on any distribution date to the extent that, after giving effect to that payment, the seller's interest exceeds the required sellers participation amount and the amount of principal receivables in the Trust exceeds the required principal balance on that date. However, if an accumulation period, scheduled amortization period or early amortization period begins with respect to any series, any funds on deposit in the special funding account will be released from the special funding account, deposited into the collection account and treated as shared principal collections to the extent needed to cover principal payments due to or for the benefit of that series.

     Funds on deposit in the special funding account will be invested by the trustee, at the direction of the servicer, in eligible investments. Any earnings (net of losses and investment expenses) earned on amounts on deposit in the special funding account during any month will be withdrawn from the special funding account and treated as finance charge collections with respect to that month.


                                 THE SERVICER

Servicing Fees and Payment of Expenses

     The servicer's compensation for its servicing activities and reimbursement for its expenses for any month will be a servicing fee payable monthly on each distribution date in an amount equal to one-twelfth of the product of:

     . the weighted average of the applicable servicing fee percentages with respect to each series outstanding, based upon the applicable servicing fee percentage for each series and the amount of receivables serviced on behalf of each series; and

     . the amount of principal receivables in the Trust on the last day of the prior month.

     The servicing fee will be allocated among the seller's interest, the certificateholders' interests of each series and, after the certificates of a series have been paid in full, the interest represented by the enhancement investment amount, if any, with respect to that series. The monthly investor servicing fee, which is the share of the servicing fee allocable to the certificateholders' interest -- including the enhancement invested amount, if any -- of a series offered hereby with respect to any distribution date will be equal to one-twelfth of the product of:

     . the servicing fee percentage specified in the related prospectus supplement with respect to that series; and

     . the sum of the invested amount with respect to that series (less the amount, if any, on deposit in any principal funding account with respect to that series and the amount, if any, on deposit in the special funding account allocable to that series) and the enhancement invested amount, if any, with respect to that series as of the last day of the prior month.

     The portion of the servicing fee not so allocated to the certificateholders' interest of a series will be paid by the Bank and in no event will the Trust, the trustee or the certificateholders of any series be liable for the share of the servicing fee to be paid by the Bank. In the case of the first distribution date for any series, the monthly investor servicing fee will accrue from the series issuance date for that series. The monthly investor servicing fee with respect to a series will be funded from finance charge collections allocable to that series, and will be paid on the distribution date with respect to each month from the collection account (unless that amount has been netted against deposits by the servicer to the collection account).

     The servicer will pay from its servicing compensation certain expenses incurred in connection with servicing the receivables including, without limitation, expenses related to the enforcement of the receivables, payment of the fees and disbursements of the trustee and independent accountants and other fees which are not expressly stated in the pooling agreement to be payable by the Trust, the certificateholders of a series or the Bank (other than Federal, state, local and foreign income, franchise or other taxes based on income, if any, or any interest or penalties with respect thereto, imposed upon the Trust). If the Bank is acting as servicer and fails to pay the fees and disbursements of the trustee, the trustee will be entitled to receive the portion of the servicing fee that is equal to those unpaid amounts. In no event will the certificateholders of a series be liable to the trustee for the servicer's failure to pay those amounts, and any amounts so paid to the trustee will be treated as paid to the servicer for all other purposes of the pooling agreement.

Indemnification

     The pooling agreement provides that the servicer will indemnify the Trust and the trustee from and against any loss, liability, expense, damage or injury suffered or sustained arising out of the servicer's actions or omissions with respect to the Trust pursuant to the pooling agreement.

     Under the pooling agreement, the Bank has agreed to be liable directly to an injured party for the entire amount of any losses, claims, damages or liabilities (other than those incurred by a certificateholder in the capacity of an investor in the certificates of any series) arising out of or based on the arrangement created by the pooling agreement (to the extent that the trust assets remaining after the certificateholders and certain providers of series enhancement have been paid in full are insufficient to pay those losses, claims, damages, or liabilities) as though that agreement created a partnership under the New York Uniform Partnership Act in which the Bank was a general partner. In the event of the appointment of a successor servicer, the successor servicer will indemnify and hold harmless the Bank for any losses, claims, damages and liabilities of the Bank as described in this paragraph arising from the actions or omissions of that successor servicer.

     Except as provided in the preceding paragraph, the pooling agreement provides that none of the Bank, the servicer or any of their directors, officers, employees or agents will be under any other liability to the Trust, the trustee, the certificateholders of any series, any provider of series enhancement or any other person for any action taken, or for refraining from taking any action, in good faith pursuant to the pooling agreement. However, none of the Bank, the servicer or any of their directors, officers, employees or agents will be protected against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence of any such person in the performance of their duties or by reason of reckless disregard of their obligations and duties thereunder.

     In addition, the pooling agreement provides that the servicer is not under any obligation to appear in, prosecute or defend any legal action which is not incidental to its servicing responsibilities under the pooling agreement. The servicer may, in its sole discretion, undertake any legal action which it may deem necessary or desirable for the benefit of the certificateholders of any series with respect to the pooling agreement and the rights and duties of the parties thereto and the interest of the certificateholders thereunder.

Collection and Other Servicing Procedures

     The servicer is responsible for servicing, collecting, enforcing and administering the receivables in accordance with its customary and usual procedures for servicing receivables comparable to the receivables and the Bank's lending guidelines.

     Servicing activities to be performed by the servicer include collecting and recording payments, communicating with accountholders, investigating payment delinquencies, evaluating the increase of credit limits and the issuance of credit cards, providing billing and tax records, if any, to accountholders and maintaining internal records with respect to each account. Managerial and custodial services performed by the servicer on behalf of the Trust include providing assistance in any inspections of the documents and records relating to the accounts and receivables by the trustee pursuant to the pooling agreement, maintaining the agreements, documents and files relating to the accounts and receivables as custodian for the Trust and providing related data processing and reporting services for certificateholders of any series and on behalf of the trustee.

     The Bank, as servicer, has the right to delegate any of its responsibilities and obligations as servicer to any of its affiliates and to certain third-party service providers that agree to conduct those duties in accordance with the pooling agreement and the Bank's lending guidelines. The Bank currently contracts with Total System Services, Inc. and intends to continue to contract with Total System (and possibly one or more other third-party service providers) to perform certain of its servicing activities as described under "The Bank's Credit Card Business--The Bank Portfolio of Accounts". Notwithstanding any delegation to any entity, the servicer will continue to be liable for all of its obligations under the pooling agreement.

     In servicing the accounts, the servicer is required to apply its usual and customary servicing procedures for servicing receivables comparable to the receivables in the Trust, and to act in accordance with the Bank's lending guidelines.

Servicer Covenants

     In the pooling agreement, the servicer has covenanted as to each receivable and related account as follows:

     . It will duly fulfill all obligations on its part to be fulfilled under or in connection with the receivable or account, and will maintain in effect all qualifications required in order to service the receivable or account the failure to comply with which would have a material adverse effect on the certificateholders or any provider of series enhancement.

     . It will not permit any rescission or cancellation of the receivable except as ordered by a court of competent jurisdiction or other governmental authority or in the ordinary course of business and in accordance with the Bank's lending guidelines.

     . It will do nothing to substantially impair the rights of the certificateholders in the receivables or accounts.

     . It will not reschedule, revise or defer payments due on the receivable except in accordance with the Bank's lending guidelines.

     . Except in connection with its enforcement or collection of an account, it will take no action to cause any receivables to be evidenced by any instruments (as defined in the UCC) and if any receivable is so evidenced, it will be assigned to the servicer as provided below.

     Under the terms of the pooling agreement, if any of the representations, warranties or covenants of the servicer above with respect to any receivable or the related account is breached, that breach is not cured within 60 days (or a longer period, not in excess of 150 days, that may be agreed to by the trustee) of the earlier to occur of the discovery of that event by the servicer or receipt by the servicer of written notice of that event given by the trustee, and as a result of that breach the Trust's rights in any receivables in the related account or the proceeds of those receivables are impaired or those proceeds are not available for any reason to the Trust free and clear of any lien, then all receivables in the accounts to which that event relates will be reassigned or assigned to the servicer on the terms and conditions set forth below. However, those receivables will not be assigned to the servicer if, on any day before the end of that 60-day or longer period:

     . the relevant representation and warranty becomes true and correct, or the relevant covenant is complied with, in all material respects; and

     . the servicer delivers to the trustee a certificate of an authorized officer describing the nature of the breach and the manner in which the breach was cured.

     If the Bank is the servicer, that assignment will be made on or before the distribution date following the month in which that assignment obligation arises by the servicer deducting the portion of any such receivable which is a principal receivable from the aggregate amount of principal receivables used to calculate the seller's interest. In addition, if the deduction of that principal receivable would reduce the seller's interest below zero, the Bank as the servicer will deposit into the collection account the applicable transfer deposit amount described above under "The Trust Portfolio and the Trust Assets-- Representations and Warranties Relating to Accounts and Receivables". If the Bank is not the servicer, that assignment and transfer will be made when the servicer deposits an amount equal to the amount of that receivable in the collection account on the business day preceding the distribution date following the month during which that obligation arises. The amount of that deposit will be deemed a transfer deposit amount hereunder and will be treated as a portion of shared principal collections as described under "The Certificates--Shared Principal Collections". This assignment to the servicer constitutes the sole remedy available to the certificateholders of any series if the representations, warranties or covenants of the servicer described above are breached and the Trust's interest in the related receivables will be automatically assigned to the servicer.

Certain Matters Regarding the Servicer

     The servicer may not resign from its obligations and duties under the pooling agreement, except upon determination that those duties are no longer permissible under applicable law. No such resignation will become effective until the trustee or a successor to the servicer has assumed the servicer's responsibilities and obligations under the pooling agreement. Notwithstanding the foregoing, the Bank may transfer its servicing obligations to any other direct or indirect wholly owned subsidiary of Providian Financial Corporation (which meets certain eligibility standards set forth in the pooling agreement) and be relieved of its obligations and duties under the pooling agreement.

     Any person into which, in accordance with the pooling agreement, the Bank or the servicer may be merged or consolidated or any person resulting from any merger or consolidation to which the Bank or the servicer is a party, or any person succeeding to the business of the Bank or the servicer, will be the successor to the Bank, as servicer, or the servicer, as the case may be, under the pooling agreement.

Servicer Default

     In the event of any servicer default, either the trustee or certificateholders holding certificates evidencing more than 50% of the aggregate unpaid principal amount of all outstanding series, by written termination notice to the servicer (and to the trustee and certain providers of series enhancement, if given by the certificateholders), may terminate all of the rights and obligations of the servicer, as servicer, under the pooling agreement. If the trustee within 60 days of receipt of a termination notice is unable to obtain any bids from eligible servicers and the Bank delivers an officer's certificate to the effect that the servicer cannot in good faith cure the servicer default which gave rise to the termination notice, then the trustee will offer the Bank the right at its option to purchase the certificateholders' interests for all series. The purchase price for such a purchase will be paid on a distribution date and will generally be equal to, with respect to each series, the higher of:

     .    the sum of:

          . the invested amount and the enhancement invested amount, if any, of that series on that distribution date, less the amount, if any, on deposit in any principal funding account with respect to that series;

          . plus accrued and unpaid interest at the applicable certificate rate, together with, if applicable, interest on interest amounts that were due and not paid on a prior date, through the last day of the month preceding that distribution date; and

     .    the sum of:

          . the average bid price quoted by at least two recognized dealers for similar securities rated in the same rating category as the initial rating of the certificates of that series with a remaining maturity approximately equal to the remaining maturity of the certificates of that series;

          .    plus the enhancement invested amount, if any, of that series.

     The trustee will, as promptly as possible after giving a termination notice to the servicer following a servicer default, appoint a successor servicer, and if no successor servicer has been appointed by the trustee and has accepted that appointment by the time the servicer ceases to act as servicer, all rights, authority, power and obligations of the servicer under the pooling agreement will pass to the trustee until the appointment of a successor servicer, and the trustee will seek to obtain bids from potential servicers meeting certain eligibility requirements set forth in the pooling agreement to serve as a successor servicer for servicing compensation not in excess of the applicable servicing fee. The rights and interest of the Bank under the pooling agreement and any pooling agreement supplement in the seller's interest will not be affected by any termination notice following a servicer default or by the appointment of a successor servicer.

     A "servicer default" refers to any of the following events:

     . failure by the servicer to make any payment, transfer or deposit, or to give instructions or to give notice to the trustee to make a payment, transfer or deposit, on the date the servicer is required to do so under the pooling agreement or any pooling agreement supplement, which is not cured within a five business day grace period;

     . failure on the part of the servicer duly to observe or perform in any material respect any other covenants or agreements of the servicer in the pooling agreement or any pooling agreement supplement which has a material adverse effect on the certificateholders of any series or class (which determination will be made without regard to whether funds are then available pursuant to any series enhancement) and which continues unremedied for a period of 60 days after written notice, or the servicer delegates its duties under the pooling agreement, except as specifically permitted thereunder, and that delegation continues unremedied for 15 days after written notice;

     . any representation, warranty or certification made by the servicer in the pooling agreement or any pooling agreement supplement or in any certificate delivered pursuant to the pooling agreement or any pooling agreement supplement proves to have been incorrect when made, which has a material adverse effect on the rights of the certificateholders of any series or class (which determination will be made without regard to whether funds are then available pursuant to any series enhancement), and which material adverse effect continues for a period of 60 days after written notice; or

     . the occurrence of certain events of bankruptcy, insolvency or receivership with respect to the servicer.

     Notwithstanding the foregoing, a delay in or failure of performance referred to under the first bullet point above for a period of five business days or referred to under the second and third bullet points above for a period of 60 days (in addition to any period provided in these bullet points) will not constitute a servicer default until the expiration of those additional five business days or 60 days, respectively, if that delay or failure could not be prevented by the exercise of reasonable diligence by the servicer and that delay or failure was caused by an act of God or other similar occurrence. Upon the occurrence of any such event the servicer will not be relieved from using its best efforts to perform its obligations in a timely manner in accordance with the terms of the pooling agreement and any pooling agreement supplement and the servicer will provide the trustee, the Bank, certain providers of series enhancement and the certificateholders of each series prompt notice of that failure or delay by it, together with a description of its efforts to so perform its obligations. The servicer will immediately notify the trustee in writing of any servicer default.

Evidence as to Compliance

     On or before March 31 of each year the servicer will cause a firm of nationally recognized independent public accountants (who may also provide other services to the servicer or the Bank) to furnish a report addressed to the trustee to the effect that such firm has applied certain procedures agreed upon with the servicer and examined certain documents and records relating to the servicing of the accounts and that, on the basis of those procedures, such firm is of the opinion that such servicing was conducted in compliance with the pooling agreement and the applicable provisions of each pooling agreement supplement except for those exceptions or errors as such firm will believe to be immaterial and any other exceptions that may be set forth in that statement.

     The pooling agreement provides for delivery to the trustee, the rating agencies and certain providers of series enhancement on or before March 31 of each year of a statement signed by an officer of the servicer to the effect that, to the best of that officer's knowledge, the servicer has performed its obligations in all material respects under the pooling agreement throughout the preceding year or, if there has been a default in the performance of any such obligation, specifying the nature and status of the default.

     Copies of all statements, certificates and reports furnished to the trustee may be obtained by a request in writing delivered to the trustee.

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

              AMENDMENTS TO THE POOLING AGREEMENT AND SUPPLEMENTS

     The pooling agreement and any pooling agreement supplement may be amended from time to time, including in connection with:

     . the issuance of a supplemental certificate out of a portion of the seller's interest;

     .    the addition of credit card participations to the Trust; or

     .    the designation of an additional seller,

by agreement of the trustee and the Bank without the consent of the certificateholders of any series or the consent of the provider of any series enhancement, but only if:

     . the Bank has delivered to the trustee a certificate of an authorized officer to the effect that the Bank reasonably believes, based on the facts known to that officer at the time of certification, that the amendment will not adversely affect in any material respect the interests of any such certificateholder; and

     . the amendment will not result in a reduction or withdrawal of the ratings on any certificate.

     The pooling agreement and any pooling agreement supplement may also be amended from time to time by the Bank, the servicer and the trustee with the consent of the certificateholders evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the certificates of all adversely affected series for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the pooling agreement or any pooling agreement supplement or of modifying in any manner the rights of those certificateholders. However, no such amendment may:

     . reduce in any manner the amount of or delay the timing of any distributions to be made to certificateholders or deposits of amounts to be so distributed or the amount available under any series enhancement without the consent of each certificateholder affected (except that an amendment of the terms of a pay out event will not be deemed to be within the scope of this bullet point);

     . change the definition or the manner of calculating the interest of any certificateholder without the consent of each affected certificateholder;

     . reduce the aforesaid percentage required to consent to any such amendment, without the consent of each certificateholder; or

     . adversely affect the rating of any series or class by the rating agencies without the consent of the certificateholders of that series or class evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the certificates of that series or class.

     Promptly following the execution of any such amendment (other than an amendment not requiring the consent of certificateholders described above), the trustee will furnish written notice of the substance of that amendment to each certificateholder.

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                             INVESTOR INFORMATION

Monthly Reports

     No later than the third business day before each distribution date, the servicer will forward to the trustee and the paying agent, and no later than each distribution date, the paying agent will provide to each rating agency, a monthly report prepared by the servicer setting forth certain information with respect to the Trust and the certificates of that series (unless otherwise indicated), including:

     . the aggregate amount of principal receivables and finance charge receivables in the Trust as of the end of that month;

     . the invested amount with respect to that series (and, if that series includes more than one class, each such class);

     . the floating allocation percentage and, during any accumulation period, scheduled amortization period or early amortization period for that series, the principal allocation percentage with respect to that series;

     . the amount of principal collections and finance charge collections processed during the related month and the portion thereof allocated to the certificateholders' interest of that series;

     . the aggregate outstanding balance of accounts which were 30, 60 and 90 days or more delinquent as of the end of that month;

     . the defaulted amount with respect to that month and the portion thereof allocated to the certificateholders' interest of that series;

     . the amount, if any, of charge-offs with respect to the certificateholders' interest of that series for that month;

     . the monthly investor servicing fee with respect to that series for that month; and

     . the available amount of credit enhancement with respect to that series for that distribution date.

     With respect to each interest payment date or early amortization payment date, as the case may be, the monthly report with respect to any series will include the following additional information with respect to the certificates of that series:

     . the total amount distributed, including the amount of that distribution allocable to principal on the certificates and the amount of that distribution allocable to interest on the certificates; and

     . the amount, if any, by which the unpaid principal balance of the certificates exceeds the invested amount of that series as of the record date with respect to that interest payment date or early amortization payment date.

     On each distribution date, the paying agent, on behalf of the trustee, will forward to each certificateholder of record a copy of the monthly report.

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

     On or before January 31 of each year, the paying agent, on behalf of the trustee, will furnish (or cause to be furnished) to each person who at any time during the preceding year was a certificateholder of record a statement containing the information required to be provided by an issuer of indebtedness under the Internal Revenue Code for that preceding year or the applicable portion thereof during which that person was a certificateholder, together with such other customary information as is necessary to enable the certificateholders to prepare their tax returns. See "Tax Matters".

List of Investor Certificateholders

     If any definitive certificates have been issued, upon written request of any certificateholder or group of certificateholders of record holding certificates evidencing not less than 10% of the aggregate unpaid principal amount of the certificates of a series or all outstanding series, as the case may be, the trustee will afford those certificateholders access during normal business hours to the current list of certificateholders of that series or all outstanding series, as the case may be, for purposes of communicating with other certificateholders with respect to their rights under the pooling agreement or any pooling agreement supplement or certificates. See "The Certificates--Book-Entry Registration" and "The Certificates--Definitive Certificates".

     The pooling agreement does not provide for any annual or other meetings of certificateholders.


                                  THE TRUSTEE

     Bankers Trust Company is the trustee under the pooling agreement. The Corporate Trust Department of Bankers Trust Company is located at Four Albany Street, New York, New York 10006. The Bank, the servicer and their respective affiliates may from time to time enter into normal banking and trust relationships with the trustee and its affiliates. The trustee, the Bank, the servicer and any of their respective affiliates may hold certificates of any series in their own names; however, any certificates so held will not be entitled to participate in any decisions made or instructions given to the trustee by those certificateholders as a group. In addition, for purposes of meeting the legal requirements of certain local jurisdictions, the trustee will have the power to appoint a co-trustee or separate trustees of all or any part of the Trust. In the event of such appointment, all rights, powers, duties and obligations will be conferred or imposed upon the trustee and the separate trustee or co-trustee jointly, or, in any jurisdiction in which the trustee will be incompetent or unqualified to perform certain acts, singly upon the separate trustee or co-trustee, who will exercise and perform those rights, powers, duties and obligations solely at the direction of the trustee.

     The trustee may resign at any time, in which event the Bank will be obligated to appoint a successor trustee. The servicer may also remove the trustee if the trustee ceases to be eligible to continue as such under the pooling agreement or if the trustee becomes insolvent. In those circumstances, the servicer will be obligated to appoint a successor trustee. Any resignation or removal of the trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee.

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

                   CERTAIN LEGAL ASPECTS OF THE RECEIVABLES

Transfer of Receivables

     The Bank has sold and will sell receivables to the Trust. Pursuant to the pooling agreement, the Bank represents and warrants that the transfer of receivables by it to the Trust constitutes either:

     . a valid transfer and assignment to the Trust of all of the Bank's ownership interest in those receivables, except for the interest of the Bank as a holder of the seller's interest; or

     .  a grant of a security interest to the Trust in those receivables.

     The Bank also represents and warrants to the Trust in the pooling agreement that, if the transfer of receivables by the Bank to the Trust is deemed to create a security interest under the UCC, then:

     . there will exist a valid, subsisting and enforceable first priority perfected security interest in those receivables in favor of the Trust, in existence at the time of the related account is designated to the Trust portfolio; and

     . a valid, subsisting and enforceable first priority perfected security interest in those receivables created thereafter in favor of the Trust on and after their creation, in each case until termination of the Trust.

     For a discussion of the Trust's rights arising from these representations and warranties not being satisfied, see "The Pooling Agreement--Representations and Warranties".

     Pursuant to the pooling agreement, the Bank represents that the receivables transferred by it to the Trust are "accounts" or "general intangibles" for purpose of the UCC. Both the sale of accounts and the transfer of accounts as security for an obligation are treated under the UCC as creating a security interest therein and are subject to its provisions, and the filing of an appropriate financing statement or statements is required to perfect the interest of the Trust in the receivables. If a transfer of general intangibles is deemed to create a security interest, the UCC applies and filing an appropriate financing statement or statements is also required in order to perfect the Trust's security interest. Financing statements covering the receivables have been and will be filed under the UCC to protect the Trust if the transfer by the Bank is deemed to be subject to the UCC. If a transfer of general intangibles is deemed to be a sale, then the UCC is not applicable and no further action under the UCC is required to protect the Trust's interest from third parties. Although the priority of a transfer of general intangibles arising after the formation of the Trust or the date of addition is not as clear under the laws of the States of California and New Hampshire as the priority of interests governed by the UCC, counsel to the Bank is of the opinion, in New Hampshire, that it would be inconsistent for a court to afford the Trust less favorable treatment if the transfer of the receivables is deemed to be a sale than if it were deemed to be a security interest, and, in California, that a court should conclude that a sale of receivables (including after-arising receivables) consisting of general intangibles would be deemed to have occurred as of the date of execution of the related assignment under the pooling agreement.

     There are certain limited circumstances under the UCC in which prior or subsequent transferees of receivables coming into existence after the date of the pooling agreement could have an interest in those receivables with priority over the Trust's interest. A tax or other government lien on property of the Bank arising before the time a receivable comes into existence may also have priority over the interest of the

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

Trust in those receivables. Furthermore, if the FDIC were appointed as a receiver of the Bank, the receiver's administrative expenses may also have priority over the interest of the Trust in those receivables. Under the pooling agreement, however, the Bank warrants that it has transferred the receivables to the Trust free and clear of the lien of any third party (subject to certain potential tax liens referred to under "The Trust Portfolio and the Trust Assets--Representations and Warranties Relating to Accounts and Receivables"). In addition, the Bank covenants that it will not sell, pledge, assign, transfer or grant any lien on any receivable (or any interest therein) other than to the Trust.

Certain Matters Relating to Receivership

  The Federal Deposit Insurance Act ("FDIA"), as amended by the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 ("FIRREA"), sets forth certain powers that the FDIC could exercise if it were appointed as receiver or conservator of the Bank.

  Subject to clarification by FDIC regulations or interpretations, it would appear from the positions taken by the FDIC that the FDIC, in its capacity as receiver or conservator for the Bank, would not interfere with the timely transfer to the Trust of payments collected on the receivables or interfere with the timely liquidation of receivables as described below. To the extent that the Bank has granted a security interest in the receivables to the Trust, and that security interest is validly perfected before an insolvency event and is not taken in contemplation of insolvency or with the intent to hinder, delay or defraud the Bank or its creditors, based upon opinions issued by the general counsel of the FDIC and related policy statements issued by the FDIC addressing the enforceability against the FDIC, as conservator or receiver for a depository institution, of a security interest in collateral granted by that depository institution, that security interest should not be subject to avoidance, and payments to the Trust with respect to the receivables should not be subject to recovery, by the FDIC. However, those opinions and policy statements are not binding on the FDIC and, if the FDIC were to assert a contrary position, certain provisions of the FDIA which, at the request of the FDIC, have been applied in lawsuits to avoid security interests in collateral granted by depository institutions, would permit the FDIC to avoid that security interest, thereby resulting in possible delays and reductions in payments to the certificateholders of all outstanding series. In addition, if the FDIC were to require the trustee to establish its right to those payments by submitting to and completing the administrative claims procedure under the FDIA, as amended by FIRREA, delays in payments on the certificates of all series and possible reductions in the amount of those payments could occur.

  The pooling agreement provides that, upon the occurrence of an insolvency event, the Bank will promptly give notice thereof to the trustee and a pay out event will occur with respect to each outstanding series. Under the pooling agreement, no new principal receivables will be transferred to the Trust and, unless otherwise instructed within a specified period by each other holder of the seller's interest and the certificateholders holding certificates of each series or, if a series includes more than one class, each class of that series, evidencing more than 50% of the aggregate unpaid principal amount of each such series or class (and, in the case of any series with respect to which there is an enhancement invested amount, any provider of the relevant credit enhancement), or unless otherwise prohibited by law, the trustee will proceed to sell, dispose of or otherwise liquidate the receivables in a commercially reasonable manner and on commercially reasonable terms. The proceeds from the sale of the receivables would then be treated by the trustee as collections on the receivables. This procedure, however, could be delayed as described above. Upon the occurrence of an insolvency event, if no pay out event other than that insolvency event exists, the FDIC may have the power to continue to require the Bank to transfer new principal receivables to the Trust and to prevent the early sale, liquidation or disposition of the receivables and the beginning of an early amortization period. See "The Certificates--Pay Out Events".

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

  In the event of a servicer default, if a conservator, receiver or liquidator is appointed for the servicer, and no servicer default other than that conservatorship, receivership, liquidation or insolvency of the servicer exists, the conservator, receiver or liquidator may have the power to prevent either the trustee or the requisite percentage of certificateholders of all series from appointing a successor servicer. See "The Servicer--Servicer Default".

Consumer Protection Laws

  The relationship between an accountholder and a consumer lender is extensively regulated by federal, state and local consumer protection laws. The most significant federal laws relating to the accounts owned by the Bank include the Federal Truth-in-Lending Act., Equal Credit Opportunity Act, Fair Credit Reporting Act, Telemarketing and Consumer Fraud and Abuse Prevention Act, Fair Debt Collection Practices Act and Title V of the Gramm-Leach-Bliley Act. These statutes require certain disclosures before and when an account is opened or at the end of monthly billing cycles. These statues also limit accountholder liability for unauthorized use, prohibit certain discriminatory practices in extending credit, impose certain limitations on the type of account-related charges that may be issued, regulate collection practices by third parties and restrict a lender's ability to collect and use data on applicants and accountholders. In addition, accountholders are entitled under these laws to have payments and credits applied to their accounts promptly and to require billing errors to be resolved promptly. The Trust may be liable for certain violations of consumer protection laws that apply to the receivables, either as assignee from the Bank with respect to obligations arising before transfer of the receivables to the Trust or as the party directly responsible for obligations arising after the transfer. In addition, an accountholder may be entitled to assert those violations by way of set-off against the obligation to pay the amount of receivables owing. See "Risk Factors--Consumer Protection Laws May Restrict the Bank's Ability to Collect Receivables and Maintain Yield on the Trust Portfolio and May Lead to an Early Pay Out or Inability to Pay Certificates in Full" and "Risk Factors--A Change in Terms of the Receivables May Adversely Affect the Amount or Timing of Collections and May Cause an Early Payment or a Downgrade of Your Certificates".

  All receivables that were not created in compliance in all material respects with the requirements of those laws, subject to certain conditions described under "The Pooling Agreement--Representations and Warranties", will be reassigned to the Bank. The servicer has also agreed in the pooling agreement to indemnify the Trust, among other things, for any liability arising from those violations. For a discussion of the Trust's rights if the receivables were not created in compliance in all material respects with applicable laws, see "The Trust Portfolio and the Trust Assets--Representations and Warranties Relating to Accounts and Receivables".

  The Soldier's and Sailors' Civil Relief Act of 1940 allows individuals on active duty in the military to cap the interest rate on debts incurred before the call to active duty at 6% per annum. In addition, subject to judicial discretion, any action or court proceeding in which an individual in military service is involved may be stayed if the individual's rights would be prejudiced by denial of such a stay.

  Application of federal and state bankruptcy and debtor relief laws would affect the interests of the certificateholders of all series if those laws result in any receivables being charged off as uncollectible. See "The Trust Portfolio and the Trust Assets--Defaulted Receivables; Rebates and Fraudulent Charges".

                                  TAX MATTERS

     This section summarizes the material U.S. federal income tax consequences to certificateholders. However, the discussion is limited in the following ways:

     . The discussion only covers you if you buy your certificates in the initial offering.

     . The discussion only covers you if you hold your certificates as a capital asset (that is, for investment purposes), and if you do not have a special tax status.

     . The discussion does not cover tax consequences that depend upon your particular tax circumstances in addition to your ownership of certificates. We suggest that you consult your tax advisor about the consequences of holding certificates in your particular situation.

     . The discussion is based on current law. Changes in the law may change the tax treatment of the certificates.

     .  The discussion does not cover state, local or foreign law.

     . The discussion does not cover every type of certificate that we might issue. For example, it does not cover certificates with an expected final payment date within one year of the issue date, certificates denominated in foreign currency, or certificates whose tax characterization is different than that described below. If your certificates are of a type not described in this summary, additional tax information will be provided in the relevant prospectus supplement.

     . The discussion does not apply to certificates issued at more than a small discount from their principal amount. More precisely, the discussion applies only if any such discount is less than 0.25% times the number of full years from the issue date to the expected final payment date of the certificates. This discount is referred to as "de minimis OID". If the discount on your certificates exceeds this de minimis amount, the original issue discount ("OID") rules of the Internal Revenue Code will apply and additional information will be provided in the relevant prospectus supplement.

     . The discussion does not apply to you if you are a non-U.S. certificateholder and if you:

        .  own 10% or more of the voting stock of Providian Financial
           Corporation;

        . are a "controlled foreign corporation" with respect to Providian Financial Corporation;

        . are related to holders of any equity interest in the Trust other than the Bank; or

        .  are a bank making a loan in the ordinary course of its business.

     . There is no authority concerning many of the tax issues concerning the Trust and the certificates. We have not requested a ruling from the Internal Revenue Service ("IRS") on the tax consequences of owning the certificates. As a result, the IRS could disagree with portions of this discussion.

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

     Because of these limitations, and because of the uncertainties described below, we suggest that you consult your tax advisor before purchasing certificates.

Tax Characterization of the Certificates

     In the opinion of Cravath, Swaine & Moore, special federal tax counsel to the Bank and the Trust ("tax counsel"), the certificates are properly characterized as indebtedness for federal income tax purposes. In addition, certificateholders will agree, by acquiring certificates, to treat the certificates as debt of the Bank for federal, state and local income and franchise tax purposes. The Bank agrees to treat the certificates in the same manner for these purposes, although it will treat the certificates as equity for certain nontax purposes.

     The opinion of tax counsel is based on a balancing of factors. The most important factor is the economic substance of the certificates. The certificates have economic substance as indebtedness for the following principal reasons:

     . The certificates have many characteristics typical of debt, including a fixed principal amount, a predetermined interest rate, and one or more specified dates on which principal payments are expected to be made. These features are generally independent of, and very different from, the cash flows on the underlying assets of the Trust.

     . The economic position of the certificateholders with respect to the trust assets is different than the economic position of an owner of an equity interest in those assets. The principal economic characteristics of a typical owner of an equity interest are the opportunity to gain if the assets increase in value and the risk of loss if the assets decrease in value. The economic position of the certificateholders is much more similar to the economic position of a lender making a nonrecourse loan, where the lender is generally unaffected by the value of the underlying assets unless they become insufficient to pay the full principal and interest on the loan. (A nonrecourse loan is a loan where only specified assets, rather than all assets of the borrower, are available to repay the loan.)

Tax Characterization of the Trust

     In the opinion of tax counsel, the Trust will not be an association or publicly traded partnership taxable as a corporation for federal income tax purposes. As a result, the Trust will not be subject to federal income tax.

     The precise tax characterization of the Trust for federal income tax purposes is not certain. It might be viewed as merely holding assets on behalf of the Bank as collateral for certificates issued by the Bank. On the other hand, the Trust could be viewed as a separate entity for tax purposes, probably a partnership, issuing its own certificates. This distinction, however, should not have a significant tax effect on certificateholders except as stated below.

U.S. and Non-U.S. Certificateholders

     Many of the tax consequences of your owning certificates depend upon whether you are a "U.S. certificateholder" or a "non-U.S. certificateholder".

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

     A "U.S. certificateholder" is:

     .  an individual U.S. citizen or resident alien;

     . a corporation, or entity taxable as a corporation, that was created under U.S. law (federal or state); or

     . an estate or trust whose worldwide income is subject to U.S. federal income tax.

     A "non-U.S. certificateholder" is:

     .  an individual that is a nonresident alien;

     .  a corporation organized or created under non-U.S. law; or

     . an estate or trust that is not taxable in the U.S. on its worldwide income.

  If a partnership holds certificates, the tax treatment of a partner will generally depend upon the status of the partner and upon the activities of the partnership. Partners of partnerships holding certificates should consult their tax advisors.

Federal Tax Consequences to U.S. Certificateholders

Interest

  Unless the OID rules apply as described below:

     . If you are a cash method taxpayer (which includes most individual certificateholders), you must report interest on the certificates in your income when you receive it.

     . If you are an accrual method taxpayer, you must report interest on the certificates in your income as it accrues.

Possible OID on the Certificates

  Your certificates might be treated as having OID, even though they satisfy the requirement for de minimis OID described above. This result could arise in two ways:

     . Interest on your certificates is not paid in full on a scheduled payment date. Your certificates might then be treated as having OID from that date until their principal is fully paid.

     . When your certificates are issued, there is more than a "remote" risk of a late payment or nonpayment of interest. Your certificates would then have OID from their date of issuance. However, the Bank intends to take the position that OID does not arise under this rule, because the risks in question are "remote".

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

     If your certificate has OID, all interest on the certificate would be subject to the tax rules for accruing OID. In general, there would not be a significant adverse effect on you. However:

     . you would have to report interest income on the certificates as it accrues rather than when it is paid, even if you are on the cash method of accounting; and

     . if the certificates were issued at a small discount from their face amount-- that is, with de minimis OID -- you would have to accrue that discount into income over the life of the certificates.

Premium and Discount

     Additional special rules apply in the following situations:

     . If you buy a certificate in the initial offering for more than its principal amount, the excess amount you pay will be "bond premium". You can use bond premium to reduce your taxable interest income over the life of your certificate.

     . If you buy a certificate in the initial offering for less than its initial offering price to the public, special rules concerning "market discount" may apply.

     Appropriate adjustments to tax basis are made in these situations. Certificateholders in these situations should consult their tax advisors.

Sale or Retirement of Certificates

     On your sale or retirement of your certificates:

     . You will have taxable gain or loss equal to the difference between the amount received by you and your tax basis in your certificates.

     . Your tax basis in your certificates is your cost, subject to certain adjustments for OID, premium and discount.

     . Your gain or loss will generally be capital gain or loss, and will be long-term capital gain or loss if you held your certificates for more than one year.

     . If your certificates were issued at a de minimis OID, you must report that discount in your income as taxable gain on a proportionate basis as you receive principal on the certificates.

     . If you sell your certificates between interest payment dates, a portion of the amount you receive reflects interest that has accrued on the certificates but has not yet been paid by the sale date. That amount is treated as ordinary interest income and not as sale proceeds.

Information Reporting and Backup Withholding

     Under the tax rules concerning information reporting to the IRS:

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

     . Assuming you hold your certificates through a broker or other securities intermediary, the intermediary must provide information to the IRS concerning interest, OID and retirement proceeds on the certificates, unless an exemption applies.

     . Similarly, unless an exemption applies, you must provide the intermediary with your taxpayer identification number for its use in reporting information to the IRS. If you are an individual, this is your social security number. You are also required to comply with other IRS requirements concerning information reporting.

     . If you are subject to these requirements but do not comply, the intermediary must withhold 31% of all amounts payable to you on your certificates (including principal payments). This is called "backup withholding". If the intermediary withholds payments, you may use the withheld amount as a credit against your federal income tax liability.

     . All individuals are subject to these requirements. Some holders, including all corporations, tax-exempt organizations and individual retirement accounts, are exempt from these requirements.

Other Possible Tax Characterizations

     Since we are not obtaining a ruling from the IRS on the tax consequences of the certificates, the IRS could disagree with the intended tax consequences or with the opinions of tax counsel described above. As a result:

     . The certificates might be treated as equity interests in a partnership rather than debt for tax purposes. Certificateholders would then be treated as partners in a partnership, with possible adverse tax results. In particular, individual certificateholders would be required to include income of the Trust in their own income as it accrues rather than when it is paid, and certificateholders might not be allowed a deduction for certain expenses of the Trust (resulting in a greater amount of taxable income than cash received).

     . The Trust might initially or in the future be treated as a taxable corporation, with the certificates treated as debt or equity in the corporation. Tax imposed on the Trust could significantly reduce the amount of cash otherwise available for payment to certificateholders.

     In particular, under a special tax rule, a noncorporate entity such as the Trust is taxable as a corporation if:

     .  it is considered to be engaged in the financial business;

     .  it issues any class of interests treated as equity for tax purposes; and

     . any such class of equity interests is "publicly traded" as broadly defined.

Because the Trust might be considered to satisfy the condition in the first bullet point above, the Trust might be a taxable corporation if it issues any certificates or other interests that are equity for tax purposes and that meet the broad test for being "publicly traded".

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

Federal Tax Consequences to Non-U.S. Certificateholders

Withholding Taxes

     Generally, assuming the certificates are debt for federal income tax purposes (as provided in the opinion of tax counsel), payments of principal and interest on the certificates will not be subject to U.S. withholding taxes.

     However, for the exemption from withholding taxes to apply to you, you must meet one of the following requirements:

     . You or your agent provide your name, address and a signed statement that you are the beneficial owner of the certificates and that you are not a U.S. certificateholder. This statement is generally made on IRS Form W-8BEN.

     . You or your agent claim an exemption from withholding tax under an applicable tax treaty. This claim is generally made on Form W-8BEN.

     . You or your agent claim an exemption from withholding tax on the ground that the income is effectively connected with the conduct of a trade or business in the U.S. This claim is generally made on Form W-8ECI.

  We suggest that you consult your tax advisor about the specific procedures for satisfying these requirements. These procedures will change on January 1, 2001. In addition, a claim for exemption will not be valid if the person receiving the applicable form has actual knowledge that the statements on the form are false.

Sale or Retirement of Certificates

  If you sell certificates or they are redeemed, you will not be subject to federal income tax on any gain unless one of the following applies:

     . The gain is connected with a trade or business that you conduct in the U.S.

     . You are an individual, you are present in the U.S. for at least 183 days during the year in which you dispose of the certificates, and certain other conditions are satisfied.

     . The gain represents accrued interest or OID, in which case the rules for interest would apply.

U.S. Trade or Business

     If you hold your certificates in connection with a trade or business that you are conducting in the U.S.:

     . Any interest on the certificates, and any gain from disposing of the certificates, generally will be subject to income tax as if you were a U.S. certificateholder.

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

     . If you are a corporation, you may be subject to the "branch profits tax" on your earnings that are connected with your U.S. trade or business, including earnings from the certificates. This tax is 30%, but may be reduced or eliminated by an applicable income tax treaty.

Estate Taxes

     If you are an individual, your certificates will not be subject to U.S. estate tax when you die. However, this rule only applies if, at your death, payments on your certificates were not connected to a trade or business that you were conducting in the U.S.

Information Reporting and Backup Withholding

     U.S. rules concerning information reporting and backup withholding are described above. These rules apply to Non-U.S. Certificateholders as follows:

     . Principal and interest payments you receive will be automatically exempt from the usual rules if you provide the tax certifications needed to avoid withholding tax on interest, as described above. The exemption does not apply if the recipient of the applicable form knows that the form is false. In addition, interest payments made to you will be reported to the IRS on Form 1042-S.

     . Sale proceeds you receive on a sale of your certificates through a broker may be subject to information reporting and/or backup withholding if you are not eligible for an exemption. In particular, these rules may apply if you use the U.S. office of a broker, and information reporting (but not backup withholding) may apply if you use the foreign office of a broker that has certain connections to the U.S. We suggest that you consult your tax advisor concerning information reporting and backup withholding on a sale.

Other Possible Tax Characterizations

     If the Trust is treated as a taxable corporation, as discussed above, the tax liability of the Trust could reduce the amount of cash available to certificateholders. In addition, if your certificates are characterized as equity rather than debt for federal income tax purposes, there could be material adverse tax consequences to you. For example:

     . If your certificates were equity interests in a partnership, 30% U.S. withholding tax might apply to the gross amount of income of the Trust allocable to you. Instead, you might have to file a tax return in the U.S. and pay tax on your share of net income of the Trust as if such income were your U.S. business income. In the latter case, withholding tax would apply to net income of the Trust allocable to you, and a corporate certificateholder might also be subject to the "branch profits tax".

     . If your certificates are equity interests in a corporation, all interest payable to you might be treated as a dividend subject to 30% withholding tax (or a lower rate provided for dividends by a tax treaty).

We suggest that Non-U.S. Certificateholders consult their tax advisors concerning these risks.

State and Local Taxation

  The discussion above does not address the taxation of the Trust or the tax consequences of the purchase, ownership or disposition of an interest in the certificates under any state or local law. Each investor should consult its own tax advisor regarding state and local tax consequences.


                            BENEFIT PLAN INVESTORS

  Benefit plans are subject to restrictions under the Internal Revenue Code and the Employee Retirement Income Security Act of 1974 ("ERISA"). These restrictions include rules concerning prudence and diversification of the investment of assets of a benefit plan ("plan assets"). A benefit plan fiduciary should consider whether an investment by the benefit plan in certificates complies with these requirements.

  In general, a benefit plan for these purposes includes:

     . an employee benefit plan that is tax-qualified under the Internal Revenue Code and provides deferred compensation to employees (such as a pension, profit-sharing, section 401(k) or Keogh plan);

     .  an individual retirement account; and

     . a collective investment fund or other entity, if the fund or entity has one or more benefit plan investors and certain "look-through" rules apply and treat the assets of the fund or entity as constituting plan assets of such benefit plan investor.

     However, a plan maintained by a government is not a benefit plan unless it is tax-qualified under the Internal Revenue Code. A fund or other entity (including an insurance company general account) considering an investment in certificates should consult its tax advisors concerning whether its assets might be considered plan assets under these rules.

Prohibited Transactions

     ERISA and the Internal Revenue Code also prohibit transactions of a specified type between a benefit plan and a party in interest who is related in a specified manner to the benefit plan. Violation of these prohibited transaction rules may result in significant penalties. There are statutory exemptions from the prohibited transaction rules, and the U.S. Department of Labor has granted administrative exemptions for specified transactions.

Potential Prohibited Transactions from Investment in Certificates

     There are two categories of prohibited transactions that might arise from a benefit plan's investment in certificates. Fiduciaries of benefit plans contemplating an investment in certificates should carefully consider whether the investment would violate these rules.

Prohibited transactions between the benefit plan and a party in interest

  The first category of prohibited transaction could arise on the grounds that the benefit plan, by purchasing certificates, was engaged in a prohibited transaction with a party in interest. A prohibited transaction could arise, for example, if the certificates were viewed as debt of the Bank and the Bank was a party in interest as to the benefit plan. A prohibited transaction could also arise if the Bank, the trustee, the servicer or another party with an economic relationship to the Trust either:

  . is involved in the investment decision for the benefit plan to purchase certificates; or

  .  is otherwise a party in interest as to the benefit plan.

  If a prohibited transaction might result from the benefit plan's purchase of certificates, an administrative exemption from the prohibited transaction rules might be available. The exemptions that are potentially available include the following class exemptions:

  .  96-23 (available to "in-house asset managers");

  .  95-60 (available to insurance company general accounts);

  .  91-38 (available to bank collective investment funds);

  .  90-1 (available to insurance company pooled separate accounts); and

  .  84-14 (available to "qualified professional asset managers").

However, even if the benefit plan is eligible for one of these exemptions, the exemption may not cover every aspect of the investment by the benefit plan that might be a prohibited transaction.

Prohibited transactions between the Trust and a party in interest

  The second category of prohibited transactions could arise if:

  .  a benefit plan acquires certificates; and

  . under a Department of Labor plan asset regulation, assets of the Trust are treated as if they were plan assets of the benefit plan.

In this case, every transaction by the Trust would be treated as a transaction by the benefit plan using plan assets.

  If assets of the Trust are treated as plan assets, a prohibited transaction could result if the Trust itself engages in a transaction with a party in interest as to the benefit plan. For example, if the trust assets are treated as plan assets and the Trust holds a receivable that is an obligation of an employee participating in the benefit plan, then there would be an extension of credit between the benefit plan and a party in interest (the participant). This would be a prohibited transaction.

  As a result, if assets of the Trust are treated as plan assets, there would be a significant risk of prohibited transactions. Moreover, the class exemptions referred to above could not be relied on to exempt all the transactions of the Trust from the prohibited transaction rules. In addition, because all the assets of the Trust would be treated as plan assets, managers of those assets might become subject to the fiduciary responsibility rules of ERISA.

Investment by Benefit Plan Investors

  For the reasons discussed in the preceding paragraph, it is important that the assets of the Trust not be treated as plan assets. Under an exception in the plan asset regulation, trust assets will not be treated as plan assets if the certificates held by the benefit plan are considered to be a "publicly offered security". For this exception to apply, each of the following conditions must be satisfied for the certificates of the particular series or class held by the benefit plan:

  . They must be freely transferable. All the certificates offered by this prospectus will satisfy this condition.

  . They must meet specified registration requirements under the securities law. All the certificates offered by this prospectus will satisfy this condition.

  . At the end of the initial offering of the certificates of any particular series or class offered hereby, they must be owned by at least 100 investors independent of the issuer and independent of one another.

  It is not possible to determine in advance whether the third condition will be satisfied for any particular series or class of certificates offered hereby. As a result, for each series or class of certificates offered by this prospectus:

  . The Bank will notify the trustee if the certificates will be held by at least 100 separately named persons at the conclusion of the offering. However, this notice will be based on information given to the Bank by the underwriters or other selling agents, and will not be independently confirmed by the Bank. In addition, the notice will not specify whether the holders are independent of the Bank or of one another, as is required for the certificates to be publicly offered securities under the plan asset regulation.

  . If the Bank gives notice that there will be at least 100 holders of the certificates, benefit plans will be permitted to purchase the certificates.

  . If the Bank does not give notice that there will be at least 100 holders, benefit plans will not be permitted to purchase the certificates. Every purchaser of certificates will be deemed to have represented and warranted that it is not a benefit plan and is not using the assets of a benefit plan to purchase the certificates.

  Even if benefit plans are permitted to purchase certificates, there cannot be complete assurance that a benefit plan's purchase of certificates would not result in a prohibited transaction. This is because:

  . as discussed above, the Bank's notice to the trustee will not provide assurance that the certificates are publicly offered securities under the plan asset regulation; and

  . even of the certificates are publicly offered securities under the plan asset regulation, a prohibited transaction could result as described under the subheading "Potential Prohibited

        Transactions from Investment in Certificates--Prohibited transactions between the benefit plan and a party in interest".

  As a result, it remains the responsibility of the fiduciary of a benefit plan to determine that an investment in certificates is permitted by ERISA and the Internal Revenue Code and will not result in a prohibited transaction.

Tax Consequences to Benefit Plans

  In general, assuming the certificates are debt for federal income tax purposes, interest income on certificates would not be taxable to benefit plans that were tax-exempt under the Internal Revenue Code, unless the certificates were "debt-financed property". However, if (contrary to the opinion of tax counsel) for federal income tax purposes the certificates were equity interests in a partnership, and the partnership were viewed as having other outstanding debt, then all or part of the interest income on the certificates would be taxable to the benefit plan as "debt-financed income". Benefit plans should consult their tax advisors concerning the tax consequences of purchasing certificates.


                             PLAN OF DISTRIBUTION

  The Bank may sell certificates in any of three ways: through underwriters or dealers; directly to one or more purchasers; or through agents.

  The related prospectus supplement will set forth the terms of the offering of any certificates offered hereby, including, without limitation, the names of any underwriters, the purchase price of those certificates and the proceeds to the Bank from the sale, any underwriting discounts and other items constituting underwriters' compensation, any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers.

  If underwriters are used in a sale of any certificates of a series or class offered hereby, the certificates will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices to be determined at the time of sale or at the time of commitment. Those certificates may be offered to the public either through underwriting syndicates represented by managing underwriters or by underwriters without a syndicate. The obligations of the underwriters to purchase the certificates will be subject to certain conditions precedent, and the underwriters will be obligated to purchase all of the certificates if any of the certificates are purchased. Any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

  Certificates of a series or class offered hereby may also be offered and sold, if so indicated in the related prospectus supplement, in connection with a remarketing upon their purchase, in accordance with a redemption or repayment pursuant to their terms, by one or more remarketing firms acting as principals for their own account or as agents for the Bank. Any remarketing firm will be identified and the terms of its agreement, if any, with the Bank and its compensation will be described in the related prospectus supplement. Remarketing firms may be deemed to be underwriters in connection with the certificates remarketed thereby.

  Certificates may also be sold directly by the Bank or through agents designated by the Bank from time to time. Any agent involved in the offer or sale of certificates will be named, and any commissions payable by the Bank to that agent will be set forth, in the related prospectus supplement. Any such agent will act on a best efforts basis for the period of its appointment.

  Any underwriters, agents or dealers participating in the distribution of certificates may be deemed to be underwriters, and any discounts or commissions received by them on the sale or resale of certificates may be deemed to be underwriting discounts and commissions, under the Securities Act. Agents and underwriters may be entitled under agreements entered into with the Bank to indemnification by the Bank against certain civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments that the agents or underwriters may be required to make in respect thereof. Agents and underwriters may be customers of, engage in transactions with, or perform services for, the Bank or their affiliates in the ordinary course of business.


                                 LEGAL MATTERS

  Certain legal matters relating to the certificates will be passed upon for the Bank and the Trust by Cravath, Swaine & Moore, New York, New York and for any underwriters, agents or dealers by Orrick, Herrington & Sutcliffe LLP, New York, New York. Orrick, Herrington & Sutcliffe LLP acts as counsel for the Bank in connection with certain other matters from time to time. Certain federal income tax matters will be passed upon for the Bank by Cravath, Swaine & Moore, New York, New York.


                         REPORTS TO CERTIFICATEHOLDERS

  The servicer will prepare monthly and annual reports that will contain information about the Trust. The financial information contained in the reports will not be prepared in accordance with generally accepted accounting principles. Unless and until definitive certificates are issued, the reports will be sent to Cede, as the nominee of DTC and the registered holder of the certificates. No financial reports will be sent to you.


                      WHERE YOU CAN FIND MORE INFORMATION

  We filed a registration statement relating to the certificates with the SEC. This prospectus is part of the registration statement, but the registration statement includes additional information.

  The servicer will file with the SEC all required annual, monthly and special SEC reports and other information about the Trust.

  You may read and copy any reports, statements or other information we file at the SEC's public reference room at 450 Fifth Street, N.W., Washington, DC 20549. You can request copies of these documents, upon payment of a duplicating fee, by writing to the SEC. Please call the SEC at (800) SEC-0330 for further information on the operation of the public reference rooms. Our SEC filings are also available to the public on the SEC Internet site (http://www.sec.gov.).

  The SEC allows us to "incorporate by reference" information we file with it, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus. Information that we file later with the SEC will automatically update the information in this prospectus. In all cases, you should rely on the later information over different information included in this prospectus or the accompanying prospectus supplement. We incorporate by reference any future annual, monthly and special reports for the SEC and proxy materials filed by or on behalf of the Trust until we terminate our offering of the certificates.

  As a recipient of this prospectus, you may request a copy of any document we incorporate by reference, except exhibits to the documents (unless the exhibits are specifically incorporated by reference), at no cost, by writing us at:
Providian National Bank, in care of Providian Financial Corporation, 201 Mission Street, San Francisco, CA 94105, attention: Chief Financial Officer or calling us at (415)543-0404.

                         INDEX OF TERMS FOR PROSPECTUS

Term                                    Page
----                                    ----
accumulation period.....................  35
base rate...............................  41
Cede....................................  34
Clearstream, Luxembourg.................  43
defaulted amount........................  29
defaulted receivables...................  29
definitive certificates.................  46
distribution date.......................  35
DTC.....................................  34
early amortization payment date.........  40
early amortization period...............  40
eligible deposit account................  47
eligible investments....................  48
enhancement invested amount.............  40
ERISA...................................  65
FDIA....................................  58
FDIC....................................  23
finance charge receivables..............  23
FIRREA..................................  58
floating allocation percentage..........  37
ineligible receivables..................  26
initial amount..........................  39
insolvency event........................  41
interest funding account................  34
interest payment dates..................  36
invested amount.........................  35
IRS.....................................  60
Moody's.................................  47
OID.....................................  60
participations..........................  30
pay out event...........................  41
plan assets.............................  65
pooling agreement.......................  22
pooling agreement supplement............  34
portfolio yield.........................  41
prefunding account......................  39
principal allocation percentage.........  37
principal funding account...............  35
principal receivables...................  23
record date.............................  40
revolving period........................  34
rollouts................................  19
scheduled amortization period...........  35
Securities Act..........................  36
series issuance date....................  26
series termination date.................  43
shared principal collections............  38
special funding account.................  50
Standard & Poor's.......................  47
tax counsel.............................  60
tax opinion.............................  22
transfer deposit amount.................  26
trust cut-off date......................  23
UCC.....................................  26

                                     LOGO

                            Providian Master Trust
                                    Issuer

                            Providian National Bank
                              Seller and Servicer

                            $[     ]  [ ]% Class A
                           Asset Backed Certificates
                       $[        ] Floating Rate Class B
                           Asset Backed Certificates

                             Series [           ]

                             PROSPECTUS SUPPLEMENT
                             Dated [            ]

                   Underwriters of the Class A certificates
                             [Name of Underwriter]
                             [Name of Underwriter]
                             [Name of Underwriter]
                             [Name of Underwriter]
                             [Name of Underwriter]

                   Underwriters of the Class B certificates
                             [Name of Underwriter]
                             [Name of Underwriter]

     You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

     We are not offering the Class A certificates or the Class B certificates in any state where the offer is not permitted.

     Dealers will deliver a prospectus supplement and prospectus when acting as underwriters of the Class A certificates and Class B certificates and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the Class A certificates and Class B certificates will deliver a
prospectus supplement and prospectus until [           ].

                                    PART II
                    INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.  Other Expenses of Issuance and Distribution

     The following is an itemized list of the estimated expenses to be incurred in connection with the offering of the securities being offered hereunder other than underwriting discounts and commissions.

           Registration Fee...................................   $  660,000*
           Printing and Engraving Expenses....................      325,000**
           Trustee's Fees and Expenses........................      125,000**
           Legal Fees and Expenses............................    1,500,000**
           Blue Sky Fees and Expenses.........................       50,000**
           Accountants' Fees and Expenses.....................      250,000**
           Rating Agency Fees.................................    1,250,000**
           Miscellaneous Fees and Expenses....................      500,000**
                                                                   ----------
              Total...........................................   $4,660,000**
                                                                   ==========
           *  Actual
          **  Estimate

Item 15.  Indemnification of Directors and Officers

     Article TENTH of the Articles of Association of Providian National Bank (the "Bank") provides that any person, his heirs, executors, or administrators, may be indemnified or reimbursed by the Bank for reasonable expenses actually incurred in connection with any action, suit, or proceeding, civil or criminal, to which such person shall be made a party by reason of being or having been a director, officer, or employee of the Bank or of any firm, corporation, or organization which such person served in any such capacity at the request of the Bank; provided, however, that no person shall be so indemnified or reimbursed in relation to any matter in such action, suit, or proceeding as to which he shall finally be adjudged to have been guilty of or liable for gross negligence, willful misconduct, or criminal acts in the performance of his duties to the Bank or any other entity; and, provided further that no person shall be so indemnified or reimbursed in relation to any matter in such action, suit, or proceeding which has been made the subject of a compromise settlement except with the approval of a court of competent jurisdiction, the holders of record of a majority of the outstanding shares of the Bank, or the Board acting by vote of directors not parties to the same or substantially the same action, suit, or proceeding, constituting a majority of the whole number of directors. The foregoing right of indemnification or reimbursement shall not be exclusive of other rights to which such persons, heirs, executors, or administrators, may be entitled as a matter of law.

     There are directors and officers liability insurance policies presently outstanding which insure directors and officers of the Bank. The policies cover losses for which the Bank shall be required or permitted by law to indemnify directors and officers and which result from claims made against such directors or officers based upon the commission of wrongful acts in the performance of their duties. The policies also cover losses which the directors or officers must pay as the result of claims brought against them based upon the commission of wrongful acts in the performance of their duties and for which they are not indemnified by the Bank. The losses covered by the policies are subject to certain exclusions and do not include fines or penalties imposed by law or other matters deemed uninsurable under the law. The policies contain certain self-insured retention provisions.

Item 16.  Exhibits

     1.1.  Form of Underwriting Agreement (incorporated by reference to Exhibit
           1.1 to the issuer's Registration Statement on Form S-3 No. 33-59922)

     4.1. Pooling and Servicing Agreement dated as of June 1, 1993 (incorporated by reference to Exhibit 4.1 to the issuer's Registration Statement on Form S-3 No. 33-84844)

     4.2. Forms of Supplements to the Pooling and Servicing Agreement, including forms of Certificates (incorporated by reference to Exhibit
           4.2 to the issuer's Registration Statement on Form S-3 No. 33-59922)

     4.3. Amendment No. 1 to the Pooling and Servicing Agreement, dated as of August 1, 1994 (incorporated by reference to Exhibit 4.3 to the issuer's Registration Statement on Form S-3 No. 33-84884)

     4.4. Amendment No. 2 to the Pooling and Servicing Agreement, dated as of June 1, 1995

     4.5. Amendment No. 3 to the Pooling and Servicing Agreement, dated as of March 1, 1997 (incorporated by reference to the issuer's report on Form 8-K filed on March 17, 1997)

     4.6. Supplemental Agreement No. 1 to the Pooling and Servicing Agreement, dated as of January 1, 1998 (incorporated by reference to the issuer's report on Form 8-K filed on January 9, 1998)

     4.7. Amendment No. 4 to the Pooling and Servicing Agreement, dated as of June 1, 1998 (incorporated by reference to Exhibit 4.7 to the Issuer's Registration Statement on Form S-3 No. 333-55817)

     4.8. Amendment No. 5 to the Pooling and Servicing Agreement, dated as of August 1, 1998 (incorporated by reference to the issuer's report on Form 8-K filed on September 8, 1998)

     4.9. Amendment No. 6 to the Pooling and Servicing Agreement, dated as of February 1, 2000 (incorporated by reference to the issuer's report on Form 8-K filed on March 20, 2000)

     5.1.  Opinion of Cravath, Swaine & Moore with respect to legality*

     8.1. Opinion of Cravath, Swaine & Moore with respect to federal tax matters*

     24.1. Consent of Cravath, Swaine & Moore (included in their opinions filed as Exhibits 5.1 and 8.1)*

     25.1. Powers of Attorney*

* Previously filed as part of Registration No. 333-39856 on June 22, 2000.

Item 17.  Undertakings

     The undersigned registrant hereby agrees: (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change in such information in the registration statement; provided, however, that (a)(i) and (a)(ii) will not apply if the information required to be included in a post-effective amendment thereby is contained in periodic reports filed pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement. (b) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering hereof. (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering. (d) That, for purposes of determining any liability under the Securities Act of 1933, each filing of that registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. (e) To provide to the underwriters at the closing specified in the underwriting agreements certificates in such denominations and registered in such names as required by the underwriters to permit prompt delivery to each purchaser. (f) That insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under Item 15 above, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. (g) That, for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.
(h) That, for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, Providian National Bank certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, reasonably believes that the security rating requirement contained in Transaction Requirement B.5. of Form S-3 will be met by the time of the sale of the securities registered hereunder and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on June 27, 2000.

                                 Providian National Bank, as originator of the Trust and as Seller on behalf of the Trust,


                                 By        /s/ David J. Petrini
                                    -----------------------------------
                                       Name:   David J. Petrini
                                       Title:  Executive Vice president and
                                               Chief Financial Officer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 has been signed by the following persons in the capacities indicated on July 27, 2000.




     Signature                          Title
     ---------                          -----

        *                Chairman of the Board and Chief Executive
---------------------
Shailesh J. Mehta        Officer and Director


/s/ David J. Petrini     Executive Vice President and Chief Financial
---------------------
David J. Petrini         Officer (Principal Financial Officer)


        *                Senior Vice President and Controller (Principal
---------------------
Daniel Sanford           Accounting Officer)


        *                President and Director
---------------------
Dianne Peterson

        *                Director
---------------------
Eric O'Brien

        *                Director
---------------------
Darrell Hotchkiss

        *                Director
---------------------
Janice Kitchen


* The undersigned, by signing his name hereto, does hereby sign this Amendment No. 1 on behalf of each of those indicated above pursuant to powers of attorney included on the signature page of the previously filed Registration Statement.

By: /s/ David J. Petrini
    --------------------
    David J. Petrini

                                   EXHIBITS

 1.1. Form of Underwriting Agreement (incorporated by reference to Exhibit 1.1 to the issuer's Registration Statement on Form S-3 No. 33-59922)

 4.1. Pooling and Servicing Agreement dated as of June 1, 1993 (incorporated by reference to Exhibit 4.1 to the issuer's Registration Statement on Form S-3 No. 33-84844)

 4.2. Forms of Supplements to the Pooling and Servicing Agreement, including forms of Certificates (incorporated by reference to Exhibit 4.2 to the issuer's Registration Statement on Form S-3 No. 33-59922)

 4.3. Amendment No. 1 to the Pooling and Servicing Agreement, dated as of August 1, 1994 (incorporated by reference to Exhibit 4.3 to the issuer's Registration Statement on Form S-3 No. 33-84884)

 4.4. Amendment No. 2 to the Pooling and Servicing Agreement, dated as of June 1, 1995

 4.5. Amendment No. 3 to the Pooling and Servicing Agreement, dated as of March 1, 1997 (incorporated by reference to the issuer's report on Form 8-K filed on March 17, 1997)

 4.6. Supplemental Agreement No. 1 to the Pooling and Servicing Agreement, dated as of January 1, 1998 (incorporated by reference to the issuer's report on Form 8-K filed on January 9, 1998)

 4.7. Amendment No. 4 to the Pooling and Servicing Agreement, dated as of June 1, 1998 (incorporated by reference to Exhibit 4.7 to the Issuer's Registration Statement on Form S-3 No. 333-55817)

 4.8. Amendment No. 5 to the Pooling and Servicing Agreement, dated as of August 1, 1998 (incorporated by reference to the issuer's report on Form 8-K filed on September 8, 1998)

 4.9. Amendment No. 6 to the Pooling and Servicing Agreement, dated as of February 1, 2000 (incorporated by reference to the issuer's report on Form 8-K filed on March 20, 2000)

 5.1.  Opinion of Cravath, Swaine & Moore with respect to legality*

 8.1.  Opinion of Cravath, Swaine & Moore with respect to federal tax matters*

24.1. Consent of Cravath, Swaine & Moore (included in their opinions filed as Exhibits 5.1 and 8.1)*

25.1.  Powers of Attorney*



       * Previously filed as part of Registration No. 333-39856 on June 22,
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       2000.
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